[LOGO] WESTCORE FUNDS Annual Report
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                                   [GRAPHIC]


Westcore Equity Funds     Westcore MIDCO Growth Fund                May 28, 1999
                          Westcore Growth and Income Fund
                          Westcore Blue Chip Fund
                          Westcore Mid-Cap Opportunity Fund
                          Westcore Small-Cap Opportunity Fund

Westcore Bond Funds       Westcore Long-Term Bond Fund
                          Westcore Intermediate-Term Bond Fund
                          Westcore Colorado Tax-Exempt Fund

                          Westcore Funds are managed by
                          Denver Investment Advisors LLC.

-------------------------------------------------------------------------------

                                                                    May 28, 1999
                                                       DEAR FELLOW SHAREHOLDER:

                       THE BEGINNING OF A BROADER MARKET?

    In our semi-annual report last fall we asked the question, "Will the Stock Market Ever Broaden?" We asked this question because the U.S. stock market had been focused on a very narrow list of large-cap growth stocks for quite some time. About the only way to outperform the market was to be invested in this narrow group of stocks. While the group included many wonderful companies, a substantial amount of the good performance was not based on fundamentals but rather investor preference for household names.

[GRAPHIC]

                          APRIL MAY HAVE MARKED A SHIFT

    Our answer to the above question was "Yes", the market would broaden, but we were unsure of the timing. Since early April of 1999, there have been clear signs that the time may be upon us. We are seeing better performance in small stocks, medium-sized stocks, value stocks and the stocks of more economically cyclical businesses. We believe the underpinnings for this shift were the relative valuation differences and the catalyst was a broadening of earnings growth.
                                 WELCOME CHANGE

    The Westcore Fund Family has equity funds that provide exposure to these broader markets. Westcore MIDCO Growth, Westcore Small-Cap Opportunity and Westcore Mid-Cap Opportunity Funds should benefit from a move away from large-cap growth and, as all of our funds employ disciplined value approaches and tools, they should also benefit from a shift toward value stocks.

                            STYLE DRIFT AND INDEXING

    Studies have shown that in the last several years the S&P 500 has outperformed 90% of equity mutual funds. Some of this outperformance is related to the narrow market environment described earlier. A shift toward a broader market should allow more funds to outperform. Nonetheless, two responses to this environment have been a move toward index funds by investors and a move by fund managers to allow their investment styles, whether they be growth, value, small-cap or mid-cap to drift toward the S&P 500. If we are right and the market does broaden, then index funds should have a period of underperformance compared to many mutual funds and be unable to meet the needs of all investors.

    At Westcore Funds, there has been no style drift in any of our equity or fixed income funds. Each of our styles was chosen because it represents an asset class that has provided superior long-term returns and where we believe our research-driven investment approach can provide superior returns through good security selection. In addition, each of our investment styles can play a specific role in investors' portfolios and provide the means to meet a variety of investment objectives.


This report has been prepared for Westcore shareholders and may be distributed to others only if preceded or accompanied by a prospectus.
--------------------------------------------------------------------------------
Photograph subject: Grenadier Mountains and Molas Lake, San Juan Mountains
near Silverton, Colorado                               Photographer: Eric Wunrow

    The managers' overviews section of this report show our fund performance compared to the performance of benchmarks that represent our styles. We view these benchmarks as the competition and continue to devote research to structuring our portfolios to attempt to outperform these benchmarks.

                           ECONOMIC AND MARKET OUTLOOK

    From the current historically high valuation levels it is probably a safe prediction that volatility will remain high. Nonetheless, even though there are some things to worry about on the horizon such as low unemployment leading to modest inflation and a possible Fed rate hike, it is also likely that the good growth, low-inflation environment will continue. In this environment both stocks and bonds can continue to provide attractive returns.

                                WWW.WESTCORE.COM

    We have redesigned our internet website in order to provide better information and enhanced tools to our investors. The website can be used to access your account information as well as for transactions.

                             WHAT OTHERS ARE SAYING

    According to Lipper Analytical Services, Inc.(1), Westcore Long-Term Bond Fund received a #1 ranking out of 92 BBB-Rated Corporate Bond Funds based on average annual total return for the one-year period ended September 30, 1998(2). Westcore Small-Cap Opportunity Fund was one of five funds recommended for retirement savings in KIPLINGER'S PERSONAL FINANCE MAGAZINE'S article titled "Just the Right Funds for Your Goals," March 1999. The recommendation was designed for persons prepared to invest for at least 10 years who can accept high price volatility, and was based primarily on a relatively strong long-term performance, comparatively low expenses, and continuity of management. Westcore Blue Chip Fund was included by the WALL STREET JOURNAL in its May 11, 1999 annual screen of seasoned low-cost large company stock funds.

    Thank you for investing with us. We remain dedicated to meeting your investment objectives through our family of style-specific stock and bond funds that are driven by investment research.

                                Sincerely,


                                /s/ Jack D. Henderson    /s/ Kenneth V. Penland


(1)Westcore Long-Term Bond Fund ranked 4th out of 39 funds for the 5-year period and 1st out of 19 funds for the 10-year period ended 9/30/98. Average annual total returns reflect the reinvestment of dividends, capital gains distributions, all fee waivers and expense reimbursements. Investment return and principal value will vary, and shares, when redeemed, may be worth more or less than their original cost. Westcore fund shares are not insured by the FDIC, the Federal Reserve Board or any other agency and are subject to investment risk.

(2)Total return represents past performance. Past performance is not indicative of future results. Without the absorption of fee waivers and expense reimbursements, total return figures would have been lower.


[PHOTO]
Jack D. Henderson
CHAIRMAN


[PHOTO]
Kenneth V. Penland, CFA
PRESIDENT

-------------------------------------------------------------------------------
WESTCORE FUNDS  MANAGER'S OVERVIEW                   ANNUAL REPORT MAY 28, 1999
-------------------------------------------------------------------------------

WESTCORE MIDCO
GROWTH FUND

FUND OBJECTIVE: SEEKS TO MAXIMIZE LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN MEDIUM-SIZED GROWTH COMPANIES.

[PHOTO]

/s/ Todger Anderson
Todger Anderson, CFA
Portfolio Manager, Westcore
MIDCO Growth Fund

Q:   How did the Fund perform?
A:   For the fiscal year ending May 28, 1999, Westcore MIDCO Growth Fund's total return was 11.87%. In comparison, the Standard & Poor's 400 Mid-Cap Index was 11.93%.

Q:   What factors affected your performance?
A:   Individual stock selection certainly was a contributing factor to our performance. Stocks which did well included names such as Solectron, Lowes, Biogen, Charles Schwab and Uniphase Corporation. We were not substantially over-or underweighted in any particular industry group this past year. With the benefit of hindsight, we should have had more exposure to internet stocks. When you look at the portfolio as a whole, we had and continue to have exposure to high earnings growth. I feel this was helpful.

Q:   What investment opportunities are most interesting to you at the moment?
A:   Four areas are particularly interesting to me. They are:

1. THE INTERNET: We all have read a lot about the internet, and it is probably the most important change sweeping the business world today. We are studying these developments carefully and making thought-out investment judgements. An example would be our exposure to Charles Schwab and electronic trading.
2. NEW DRUGS: Drug development has recently been overshadowed by the internet, but it continues to be very productive. One example is Gilead Sciences which has a new compound for fighting the flu. I am hopeful it will be available for this next flu season.
3. SPECIALTY RETAILING: Specialty retailing is always exciting because people figure out new and better ways to sell goods. Obviously the internet is playing a role, but in fact companies like TJ Maxx and Abercrombie & Fitch are doing well because of good merchandising--and because most people are working and feeling financially secure enough to shop.
4. ENERGY: Last--but not least--is energy. Here the situation is changing as demand around the world is picking up while supply has been reduced and prices are up. I like companies like Vastar Resources which does a great job finding oil.

Q:   How do you pick stocks?
A: We're looking for well-managed companies that have new products or rapidly growing products that haven't been fully reflected in the price of the stock. For example, our interest in TV Guide was generated by an earlier investment in a competitor as well as through interviews with chief executives in the telecommunications industry. We concluded, after much analysis, that the market


WESTCORE MIDCO GROWTH FUND
AVERAGE ANNUAL TOTAL RETURNS

----------------------------------------------
                                        Since
                                        incep.
Period Ended  1 Year  5 Year  10 Year  8/1/86
----------------------------------------------
5/31/99       11.87%  15.63%  16.32%   15.25%
----------------------------------------------
6/30/99       13.80%  18.18%  17.36%   15.64%
----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

opportunity for digital TV guides would be large. In addition, it is likely that internet access will be available through this new technology.

Q:   What stock has disappointed you?
A:   Whole Foods Market, an Austin, Texas-based natural foods supermarket chain, has been expanding rapidly in recent quarters. However, earnings have been disappointing and the stock has weakened. We expect the company to reaccelerate their earnings growth later this year as they implement better financial controls.

Q:   What is your outlook
A:   I am optimistic! The economy may slow and interest rates may rise a bit, but the underlying strength of the U. S. economy plus improvements in the Asian economy should create a positive business environment. Further, the internet phenomenon--based on digital technology--is reshaping our economy and creating many new, exciting medium-sized companies.


Westcore MIDCO Growth Fund
Top 10 Equity Holdings as of May 28, 1999

-  Schwab (Charles) Corp.

-  Waste Management Inc.

-  USA Networks Inc.

-  Frontier Corp.

-  Yahoo! Inc.

-  Forest Laboratories - Class A

-  Sybron International Corp.

-  AES Corp.

-  Family Dollar Stores

-  TV Guide Inc. - Class A


Westcore MIDCO Growth Fund
Sector Profile as a Percent of Net Assets for May 28, 1999

[GRAPH]

TECHNOLOGY            24.61%
CONSUMER CYCLICALS    21.93%
CREDIT SENSITIVE      15.29%
OTHER                 12.85%
HEALTHCARE             8.12%
SERVICES               4.89%
ENERGY                 3.37%
CAPITAL GOODS          3.21%
CONSUMER STAPLES       3.03%
BASIC MATERIALS        2.70%


Comparison of Change in Value of $10,000 Investment in
Westcore MIDCO Growth Fund, the S&P 400 Mid-Cap Index and
Mid-Cap Growth Category Average

[GRAPH]


                         Aug-86       May-87       May-88       May-89       May-90       May-91       May-92
Westcore Midco Growth  $  10,000    $  12,200    $  10,614    $  13,635    $  15,725    $  20,512    $  23,402
Standard & Poor's 400  $  10,000    $  11,593    $  10,916    $  14,359    $  16,434    $  19,617    $  22,720
Mid-Cap Growth         $  10,000    $  12,222    $  10,972    $  13,946    $  15,972    $  17,924    $  20,084

                         May-93       May-94       May-95       May-96       May-97       May-98       May-99
Westcore Midco Growth  $  27,623    $  29,935    $  32,944    $  45,667    $  48,074    $  55,333    $  61,901
Standard & Poor's 400  $  26,940    $  28,020    $  31,800    $  40,843    $  48,257    $  62,680    $  70,158
Mid-Cap Growth         $  23,756    $  25,207    $  28,723    $  41,353    $  42,002    $  51,365    $  59,521


Please Note: Performance calculations are as of the end of May each year.
Past performance is not indicative of future results. Fund inception date is 8/1/86.
-------------------------------------------------------------------------------
Source: Morningstar  Although data are gathered from reliable sources,
                     Morningstar cannot guarantee completeness and accuracy.
-------------------------------------------------------------------------------

The S&P 400 Mid-Cap Index is a broad-based measurement of changes in stock market conditions based on the average performance of 400 middle capitalization issues. It is an unmanaged index.

Morningstar Category averages reflect the performance of mutual funds with the same Morningstar Category. The Morningstar Category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and composition over the past three years). As of May 28, 1999 the Mid-Cap Growth Category included 420 mutual funds.

-------------------------------------------------------------------------------
WESTCORE FUNDS  MANAGER'S OVERVIEW                   ANNUAL REPORT MAY 28, 1999
-------------------------------------------------------------------------------

WESTCORE GROWTH AND
INCOME FUND

FUND OBJECTIVE: Seeks to maximize long-term total return by investing in equity securities selected for their growth potential and income-producing abilities.

[PHOTO]

/s/ Milford H. Schulhof, II
Milford H. Schulhof, II
PORTFOLIO MANAGER, WESTCORE
GROWTH AND INCOME FUND


Q:   How did the Fund perform?
A:   For the fiscal year ending May 28, 1999, Westcore Growth and Income Fund's total return was 6.25%. In comparison, the Standard & Poor's 500 Index was
21.03%.

Q:   What factors affected the Fund's performance?
A:   Our decision to increase exposure to large capitalization growth companies had a positive impact on the fund and could have had a greater effect had the shift occurred at an earlier point in the fiscal year. The increased large capitalization exposure was particularly beneficial during the first four months of 1999. However, in May, investors turned away from large growth and shifted into small- and mid-sized companies, value stocks and economic cyclical stocks such as aluminum, copper, paper and steel. That happened because Wall Street believed that the Asian economies were bottoming and investors were looking for stocks that would benefit from an expected recovery overseas. Although the shift hurt us in the short-term, a recovery in Asia is very positive for many companies that we own. It's very good for companies such as General Electric and Pepsico that do business there.

Q:   What stocks performed well during the period?
A:   We focused on telecommunications companies such as AT&T, MCI Worldcom,
Sprint, Nokia, Cisco Systems and Qwest Communications. As the Asian economic crisis eases, the prospects for global telecommunications companies remain strong. In addition, these companies are building the infrastructure to facilitate internet access and data transfer. Another strong group during the year was retailing. Led by the consumer, the U.S. economy continues its robust growth. Winners in the portfolio include Home Depot, Lowes and Wal-Mart Stores, all of which are experiencing strong same-store sales growth.

Q:   What has been a difficult area?
A:   The pharmaceutical industry performed very well in 1998, but 1999 has been a different story. Part of the problem is that the stock prices have increased substantially, and the stocks sold off when investors shifted away from large-cap growth. However, we continue to maintain a similar weight as the S&P 500 Index, because we think that pharmaceuticals are part of the solution to rising health care costs, not part of the problem. Long-term, we remain bullish on the group.


WESTCORE GROWTH AND INCOME FUND
AVERAGE ANNUAL TOTAL RETURNS

-----------------------------------------------
                                        Since
                                        incep.
Period Ended  1 Year  5 Year  10 Year  6/1/88
-----------------------------------------------
5/31/99        6.25%  15.17%  12.39%   12.71%
-----------------------------------------------
6/30/99       11.42%  17.37%  13.18%   13.32%
-----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Q:   How do you select stocks?
A:   The overwhelming part of our analysis is company specific, where we use fundamental analysis to project earnings and dividend growth to see if the stock price is attractive. Our research analysts visit companies and meet with management and assess the likelihood that the company can meet its goals. However, certain industries are very dependent on variables outside a company's control. For example, we might find an excellent oil company with strong earnings growth and attractive valuations, but if the price of oil goes down, then the stock is not going to perform well. So, we always have to pay attention to the big picture.

Q:   What is your outlook for the Fund?
A:   We are long-term investors, preferring to invest in great companies rather than trying to make short-term predictions. The current economic environment of moderate growth and low inflation is positive for stocks. In addition, the Federal Reserve Board has been very effective in sustaining growth while keeping inflation at bay. The healthy stock market continues to create a feeling of wealth among consumers, which in turn has propelled the economy and the stock market. Therefore, we believe that the Federal Reserve Board will do everything it can to prevent a recession, maintain low inflation and should be very cautious about raising interest rates. Under the current scenario, our outlook for the Fund is very positive.


Westcore Growth and Income Fund
Top 10 Equity Holdings as of May 28, 1999

-  AES Corp.

-  Omnicom Group

-  General Electric Co.

-  MCI WorldCom Inc.

-  Frontier Corp.

-  Oracle Corp.

-  Schering-Plough Corp.

-  Microsoft Corp.

-  Enron Corp.

-  Home Depot Inc.


Westcore Growth and Income Fund
Sector Profile as a Percent of Net Assets for May 28, 1999

[GRAPH]

CREDIT SENSITIVE      33.82%
TECHNOLOGY            18.19%
CONSUMER CYCLICALS    13.22%
HEALTHCARE            10.27%
SERVICES               6.46%
CONSUMER STAPLES       5.13%
CAPITAL GOODS          4.26%
ENERGY                 4.77%
OTHER                  2.82%
BASIC MATERIALS        1.06%


Comparison of Change in Value of $10,000 Investment in Westcore Growth and Income Fund, the S&P 500 Index and Large Blend Category Average

[GRAPH]

-------------------------------------------------------------------------------------------------------------------------------
                               Jun-88  May-89  May-90  May-91  May-92  May-93  May-94  May-95  May-96  May-97  May-98  May-99
-------------------------------------------------------------------------------------------------------------------------------
Westcore Growth and Income    $10,000  $11,598 $13,289 $14,494 $16,541 $18,097 $18,407 $19,112 $24,297 $29,086 $35,118 $37,313
S&P 500 Index                 $10,000  $12,463 $14,533 $16,247 $17,848 $19,917 $20,764 $24,950 $32,038 $41,457 $54,172 $65,564
Large Blend Category Average  $10,000  $12,150 $13,757 $15,352 $17,007 $18,947 $19,798 $22,653 $28,629 $35,414 $44,876 $51,734

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 6/1/88.
-------------------------------------------------------------------------------
Source: Morningstar Although data are gathered from reliable sources,
                    Morningstar cannot guarantee completeness and accuracy.
-------------------------------------------------------------------------------

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Morningstar Category averages reflect the performance of mutual funds with the same Morningstar Category. The Morningstar Category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and composition over the past three years). As of May 28, 1999 the Large Blend Category included 906 mutual funds.

-------------------------------------------------------------------------------
WESTCORE FUNDS  MANAGER'S OVERVIEW                   ANNUAL REPORT MAY 28, 1999
-------------------------------------------------------------------------------

WESTCORE BLUE CHIP
FUND

FUND OBJECTIVE: Seeks to maximize long-term total return by investing in stocks of large companies headquartered in the United States.

[PHOTO]

/s/ Varylyn K. Schock
Varylyn K. Schock, CFA
Portfolio Manager, Westcore
Blue Chip Fund

Q:  How did the Fund perform?
A: For the fiscal year ending May 28, 1999, Westcore Blue Chip Fund's total return was 7.42%. In comparison, the Standard & Poor's 500 Index was 21.03%.

Q:  What factors affected performance?
A: Although large-capitalization stocks outperformed mid-cap and small-cap stocks, large-cap value stocks did not do as well as large-cap growth. For most of the fiscal year, the Asian economic crisis cast doubt over global economic growth. Investors, confronted with scarce growth prospects, drove prices up on a narrow universe of companies that promised growth--primarily in the software, telecommunications and internet-related areas of the market. This investment scenario began to shift as the fiscal year drew to a close and it became apparent that U.S. economic growth was not slowing down and that foreign economies were stabilizing.

Q:  How would you describe your investment style?
A: We look for companies that are temporarily undervalued and represent great opportunity. Contrast this with the "deep value" style used by some investors that requires that a stock sell below 15 times earnings or some other arbitrary price/earnings ratio. The holdings in the Fund tend to be well-known, large companies that are global leaders in their industries.

Q:  What stocks performed particularly well?
A: Our purchase of Tellabs, which specializes in data communications, was particularly timely. The company's stock price was depressed partly because a pending merger did not materialize. We purchased the stock believing that investors had overreacted. The shares rebounded, partly because the company continued to report strong earnings, and because Wall Street was paying dearly for technology companies whose products are related to the internet. We purchased Harley-Davidson last fall at the height of concerns over the global economy. However, because the company has a five-year order backlog, we didn't believe that the company's earnings would be negatively impacted. The stock has performed very well since then. Dayton-Hudson, a national retail chain including Mervyn's and Target, has been a long-time winner for the portfolio. Retailing continues to benefit from the strong U.S. consumer-led economy. Other success stories include General Dynamics, which posted surprising earnings gains, Apple Computer, which bounced back when original founder Steve Jobs launched the extremely popular iMac computer, and Motorola, which had been late to upgrade its cellular telephone line. Technology companies often offer opportunity because the stocks are either sky high or priced as if the company is going out of business. Large-cap technology companies rarely go bankrupt, because they typically have the resources to turn around their businesses. However, product cycles are extremely short, so investors often have a daunting task keeping up with industry trends.


WESTCORE BLUE CHIP FUND
AVERAGE ANNUAL TOTAL RETURNS

---------------------------------------------
                                       Since
                                       incep.
Period Ended  1 Year  5 Year  10 Year  6/1/88
---------------------------------------------
5/31/99        7.42%  21.83%  16.02%   15.37%
---------------------------------------------
6/30/99        8.48%  23.06%  16.14%   15.65%
---------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Q:  What areas were difficult?
A: Financial companies, including banks and brokerage firms, operated in a difficult environment for much of the period. Last fall, the Asian economic crisis, the Russian debt default and currency devaluations in many parts of the world made it difficult for major banks doing business overseas. In addition, economically cyclical industries such as chemicals and paper companies performed poorly, as investors believed that the global troubles would spread to the U.S. These gyrations in the economy produced a tough environment for investing profitably and limiting risk in the financial and cyclical areas.

Q:  What is your outlook?
A: We are more optimistic about large-cap value as a sector than at any time in the past three to five years. Beginning in April, investors began to pay more attention to stocks offering good value. At the same time, they became concerned about stocks that had been getting increasingly expensive. So far, the shift from large-cap growth has mostly benefited deep value companies such as energy and commodities. However, the disparity in price between large-cap growth and the broader category of large-cap value remains very large. We believe that our investment sector will benefit over time from the closure of this disparity.


Westcore Blue Chip Fund
Top 10 Equity Holdings as of May 28, 1999

-  ALLTEL Corp.

-  Sprint Corp. (FON Group)

-  International Business Machines Corp.

-  UniSys Corp. Co.

-  Tyco International Ltd.

-  Bristol-Myers Squibb Co.

-  Motorola Inc.

-  Ingersoll-Rand Co.

-  Carnival Corp.

-  Novell Inc.


Westcore Blue Chip Fund
Sector Profile as a Percent of Net Assets for May 28, 1999

[GRAPH]

CREDIT SENSITIVE      29.84%
TECHNOLOGY            18.01%
CONSUMER CYCLICALS    16.21%
CONSUMER STAPLES       7.43%
CAPITAL GOODS          7.10%
HEALTHCARE             6.55%
BASIC MATERIALS        6.38%
SERVICES               5.23%
OTHER                  3.25%


Comparison of Change in Value of $10,000
Investment in Westcore Blue Chip Fund,
the S&P 500 Index and Large Value Category Average

[GRAPH]

----------------------------------------------------------------------------------------------------------------------------
                               Jun-88 May-89  May-90  May-91  May-92  May-93  May-94  May-95  May-96  May-97  May-98  May-99
----------------------------------------------------------------------------------------------------------------------------
BLUE CHIP FUND                $10,000 $11,441 $12,784 $14,456 $15,905 $17,753 $18,307 $21,791 $28,433 $35,336 $45,771 $49,167
S&P 500 INDEX                 $10,000 $12,463 $14,533 $16,247 $17,848 $19,917 $20,764 $24,950 $32,038 $41,457 $54,172 $65,564
LARGE VALUE CATEGORY AVERAGE  $10,000 $12,222 $13,345 $14,770 $16,397 $18,625 $19,798 $22,861 $28,496 $35,142 $43,811 $48,087

Please Note: Performance calculations are as of the end of May each year.
Past performance is not indicative of future results. Fund inception date is 6/1/88.
-------------------------------------------------------------------------------
Source: Morningstar Although data are gathered from reliable sources,
                    Morningstar cannot guarantee completeness and accuracy.
-------------------------------------------------------------------------------

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Morningstar Category averages reflect the performance of mutual funds with the same Morningstar Category. The Morningstar Category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and composition over the past three years). As of May 28, 1999 the Large Value Category included 547 mutual funds.

-------------------------------------------------------------------------------
WESTCORE FUNDS  MANAGER'S OVERVIEW                   ANNUAL REPORT MAY 28, 1999
-------------------------------------------------------------------------------

WESTCORE MID-CAP
OPPORTUNITY FUND

FUND OBJECTIVE: SEEKS TO MAXIMIZE LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN MEDIUM-SIZED COMPANIES WHOSE STOCKS APPEAR TO BE UNDERVALUED.

[PHOTO]

/s/ Christianna Wood
Christianna Wood, CFA
Portfolio Manager, Westcore
Mid-Cap Opportunity Fund


Q:  How did the Fund perform?
A: From the Fund's inception on October 1, 1998 to the end of the fiscal year on May 28, 1999, Westcore Mid-Cap Opportunity Fund's total return was 10.50%. In comparison, the Russell Midcap Index was 26.23%.

Q:  What factors affected your performance?
A: As the Fund was launched last fall, the Asian economic crisis, the Russian default on government debt and the plunge in oil prices created a bleak international picture. Although the U.S. economy remained strong, investors questioned whether it could continue to be an island of prosperity. With investor fears of a recession for much of the period--and growth in profits perceived to be scarce--large-cap growth stocks were favored. Internet companies were also favored, regardless of their lack of profitability. By April, the global economic picture brightened, U.S. corporate profits were stronger than expected, and investors shifted their interest to stocks that had been out of favor. That included value as well as small- and mid-cap stocks. Yet, for most of the period, the larger the company, the better the performance across the board. Nevertheless, the most attractive stocks on our model were smaller companies in general. As a result, the Fund's average market capitalization was smaller than our benchmarks, which in turn hurt performance.

Q:  How do you select stocks?
A: We start with a universe of 2,400 companies that fit the mid-cap category. Using seven different factors such as positive historical earnings trends and upward earnings revisions by Wall Street analysts, we rank the stocks within ten economic sectors. Other qualitative factors, such as ease of trading, quality of management and competitive position narrow down the portfolio to about 60-70 companies. Economic sector weightings remain close to the Russell Midcap Index.

Q:  What stocks helped performance during the period?
A: Darden Restaurants was one of the most successful stocks. The company, which operates the Olive Garden and Red Lobster restaurant chains, has improved menus, boosted traffic, revamped advertising and produced better earnings. The stock was very inexpensive when we purchased it, but we could see that management was taking positive steps to improve performance. Another successful stock was Navistar International, a maker of trucks and diesel engines, whose earnings have multiplied over the past three years. The company has an exclusive contract to make diesel engines for Ford through the year 2002. The company has gained market share and improved product quality, and has the results to show for it. A third winner was AnnTaylor Stores, an upscale retailer of women's clothing. In the past year,


WESTCORE MID-CAP OPPORTUNITY FUND
AVERAGE ANNUAL TOTAL RETURNS

----------------------------------------------
                                        Since
                                        incep.
Period Ended  1 Year  5 Year  10 Year  10/1/98
----------------------------------------------
5/31/99       N/A     N/A     N/A      10.50%
----------------------------------------------
6/30/99       N/A     N/A     N/A      12.50%
----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

management has made better merchandising decisions that better reflect current trends in business and casual dress. As a result, same-store sales growth is strong. AnnTaylor Stores is a good example of a company identified by our investment model, one that is selling at a low price where we identified positive business change.

Q:  What's an example of a stock that didn't work out?
A: Advanced Micro Devices produced disappointing earnings, failing to capitalize on the upturn in the semiconductor business cycle. One difficulty with being a value investor is that sometimes a stock is cheap and stays that way. Advanced Micro Devices was not able to live up to our expectations.

Q:  What is your outlook?
A: In 1987 and 1990, investors also focused on companies with extremely high price/earnings ratios and shunned the traditional measures of value when selecting stocks. Those periods each lasted about a half year before coming to an end. With oil above $15 a barrel, we feel that the world economy is reasonably secure, and the scenario of the downward spiral appears to have been eliminated. A stronger global economy will help investors feel confident in buying stocks other than large-cap growth names.

Westcore Mid-Cap Opportunity Fund
Top 10 Equity Holdings as of May 28, 1999

-  Dana Corp.

-  Coastal Corp.

-  Conseco Inc.

-  Energy East Corp.

-  Tyson Foods Inc. - Class A

-  K Mart Corp.

-  Johnson Controls Inc.

-  Seagate Technology Inc.

-  Darden Restaurants Inc.

-  UnionBanCal Corp.


Westcore Mid-Cap Opportunity Fund
Sector Profile as a Percent of Net Assets for May 28, 1999

[GRAPH]

CREDIT SENSITIVE      28.80%
CONSUMER CYCLICALS    22.29%
TECHNOLOGY            10.51%
ENERGY                 9.10%
BASIC MATERIALS        7.71%
CONSUMER STAPLES       7.15%
HEALTHCARE             5.59%
OTHER                  3.59%
CAPITAL GOODS          3.13%
SERVICES               2.13%

Comparison of Change in Value of $10,000 Investment in Westcore Mid-Cap Opportunity Fund, the Russell Midcap
Index and the Mid-Cap Value Category Average

[GRAPH]

-------------------------------------------------------------------------------
                                                       Oct-98          May-99
-------------------------------------------------------------------------------
WESTCORE MID-CAP OPPORTUNITY FUND                     $10,000         $11,050
RUSSELL MIDCAP INDEX                                  $10,000         $12,623
MID-CAP VALUE CATEGORY AVERAGE                        $10,000         $12,516

$'S SHOWN IN THOUSANDS

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 10/1/98.
-------------------------------------------------------------------------------
Fund and Category Data Source: Morningstar           Index Data Source: Russell
Although data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy.
-------------------------------------------------------------------------------

The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index.

Morningstar Category averages reflect the performance of mutual funds with the same Morningstar Category. The Morningstar Category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and composition over the past three years). As of May 28, 1999 the Mid-Cap Value Category included 260 mutual funds.

-------------------------------------------------------------------------------
WESTCORE FUNDS  MANAGER'S OVERVIEW                   ANNUAL REPORT MAY 28, 1999
-------------------------------------------------------------------------------

WESTCORE SMALL-CAP
OPPORTUNITY FUND

FUND OBJECTIVE: SEEKS TO MAXIMIZE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENTS IN COMPANIES WITH RELATIVELY SMALL CAPITALIZATIONS WHOSE STOCKS APPEAR TO BE UNDERVALUED.

[PHOTO]

/s/ Varylyn K. Schock
Varylyn K. Schock, CFA
Portfolio Manager, Westcore
Small-Cap Opportunity Fund

Q:  How did the Fund perform?
A: For the fiscal year ending May 28, 1999, Westcore Small-Cap Opportunity Fund's total return was -19.72%. In comparison, the Russell 2000 Index was -2.79%.

Q:  What factors affected the Fund's performance?
A: For most of the year, small-cap value stocks were very much out of favor. The Asian economic crisis led investors to focus on familiar large-cap companies with steady growth prospects. Our method of selecting undervalued stocks looks at companies selling at low price-to-earnings, low price-to-cash flow and low price-to-book value ratios. For much of the period, investors shunned these measures in favor of high-priced stocks. By April 1999, U.S. economic growth proved resilient to global difficulties, and investors became more interested in stocks in general. To some extent, investors were attracted to small-cap value stock sectors that hadn't performed well.

Q:  What stocks performed particularly well?
A: AFC Cable Systems, which makes wiring systems for construction applications, is a good example of our stock selection style. We purchased shares of AFC Cable Systems last fall when the stock was selling at just ten times earnings. The stock price had lost half its value because investor sentiment was negative on technology-oriented companies during the height of the global turmoil--even though the business was performing well. The company had a two-year backlog of business, its market share was increasing and management owned more than 20% of the stock, which means that management shared our objectives of a higher stock price. Our judgement on the company's undervaluation was affirmed by another company which announced in February that it would be acquiring AFC Cable Systems. Over the past 12 months, other stocks that did well included Bindley Western Industries, a pharmaceutical supplier benefiting from higher prescription drug prices; Ben & Jerry's Homemade, an ice cream company benefiting from easing butterfat prices and expanding distribution throughout Europe; and Lafarge, a cement company which benefited from strong economic growth, ongoing construction around the U.S. and recent federal legislation funding highway improvements.

Q:  What's an example of a stock that had a difficult year?
A: Kellstrom Industries, an aerospace company that sells commercial jet engines and parts, performed poorly last fall during the height of the Asian crisis as investors believed that airplane orders would fall. This provided the opportunity to buy the stock of a solid company at a relatively low price. After recovering somewhat, the stock was once again shunned by investors during the first quarter of 1999 as "internet fever" captured investors' attention and dollars. However, the company is

WESTCORE SMALL-CAP OPPORTUNITY FUND
AVERAGE ANNUAL TOTAL RETURNS

-----------------------------------------------
                                        Since
                                        incep.
Period Ended  1 Year  5 Year  10 Year  12/28/93
-----------------------------------------------
5/31/99       -19.72% 12.59%  N/A      11.55%
-----------------------------------------------
6/30/99       -16.80% 13.96%  N/A      12.28%
-----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

growing at about 30% per year and is capitalizing on a consolidating industry. Although it may not be in a glamorous industry, we continue to hold the stock and believe the company's strong performance will be rewarded with a higher stock price.

Q:  Where are you currently seeing value?
A: We are seeing an unusual degree of value across the board as investors for the most part continue to focus on large stocks. We have increased our position in real estate investment trusts (REITs). REITs have been out of favor over the past year, but we believe the stronger U.S. economy, which translates into higher occupancy for shopping centers, industrial properties, office buildings and other real estate projects bodes well for them. However, we keep the Fund's sector weightings similar to the Russell 2000 Index so that our focus remains on stock selection, not sector decisions.

Q:  What is your outlook?
A: We are optimistic about small-cap stocks, primarily because the market has recently broadened out. Small stocks seem to have returned to moving for fundamental reasons rather than investor sentiment. The economy remains strong, interest rates are relatively low and this segment of the market is very inexpensive.


Westcore Small-Cap Opportunity Fund
Top 10 Equity Holdings as of May 28, 1999

-  Zale Corp.

-  ShopKo Stores Inc.

-  Avis Rent A Car Inc.

-  Trigon Healthcare Inc.

-  Golden State Bancorp Inc.

-  Ralcorp Holdings Inc.

-  Bindley Western Industries Inc.

-  Heller Financial Inc. - Class A

-  Cordant Technologies Inc.

-  Earthgrains Co.


Westcore Small-Cap Opportunity Fund
Sector Profile as a Percent of Net Assets for May 28, 1999

[GRAPH]

CREDIT SENSITIVE       28.91%
CONSUMER CYCLICALS     20.09%
HEALTHCARE              8.49%
BASIC MATERIALS         8.26%
CONSUMER STAPLES        8.15%
SERVICES                7.24%
CAPITAL GOODS           5.72%
TECHNOLOGY              5.16%
OTHER                   5.02%
ENERGY                  2.96%


Comparison of Change in Value of $10,000 Investment in Westcore Small-Cap Opportunity Fund, Russell 2000 Index and Small Value Category Average

[GRAPH]

------------------------------------------------------------------------------------------------------------------
                                        Jan-94   May-94    May-95      May-96      May-97       May-98      May-99
------------------------------------------------------------------------------------------------------------------
WESTCORE SMALL CAP OPPORTURNITY FUND   $10,000   $9,997    $10,812     $14,865     $17,285     $22,540      $18,095
RUSSELL 2000 INDEX                     $10,000   $9,682    $10,679     $14,517     $15,531     $18,826      $18,301
SMALL VALUE CATEGORY AVERAGE           $10,000   $9,994    $11,007     $14,269     $16,793     $21,174      $18,896

$'S SHOWN IN THOUSANDS

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 12/28/93.
-------------------------------------------------------------------------------
Source: Morningstar   Although data are gathered from reliable sources,
                      Morningstar cannot guarantee completeness and accuracy.
-------------------------------------------------------------------------------

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Morningstar Category averages reflect the performance of mutual funds with the same Morningstar Category. The Morningstar Category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and composition over the past three years). As of May 28, 1999 the Small Value Category included 233 mutual funds.

-------------------------------------------------------------------------------
WESTCORE FUNDS  MANAGER'S OVERVIEW                   ANNUAL REPORT MAY 28, 1999
-------------------------------------------------------------------------------

WESTCORE LONG-TERM BOND FUND

FUND OBJECTIVE: SEEKS TO MAXIMIZE LONG-TERM TOTAL RATE OF RETURN BY INVESTING PRIMARILY IN INVESTMENT-GRADE BONDS. THE FUND EXPECTS TO HAVE AN AVERAGE DOLLAR-WEIGHTED MATURITY OF AT LEAST 10 YEARS.

[PHOTO]

/s/ Jerome R. Powers
Jerome R. Powers, CFA
Portfolio Manager,
Westcore Long-Term Bond Fund


Q:   How did the Fund perform?
A:   For the fiscal year ending May 28, 1999, the Westcore Long-Term Bond Fund's total return was 1.21%. In comparison, the unmanaged Lehman Brothers Long-Term Government/Corporate Index was 1.32%.

Q:   What global factors affected the bond market?
A:   For long-term bonds, it was a year of big swings. Last summer, when Russia defaulted on its government debt and the Asian economic crisis was at its worst, global investors sought a safe haven in U.S. Treasury securities. As a result, Treasury bonds soared in price and yields on the 30-year bond fell to 4.70%. Meanwhile, corporate bonds performed poorly because of investor aversion to credit risk of any kind. Fearing that the U.S. would be dragged into a recession, the Federal Reserve Board cut short-term interest rates from 5.50% to 4.75% over a six-week period last fall. Central banks throughout the world followed suit, and the crisis eased. Corporate bond prices recovered and Treasury bonds sold off sharply, with yields returning to the 5.50% range. Although the U.S. economy was now in the eighth year of an expansion, no recession was in sight. On May 14, 1999, the government reported that the consumer price index jumped 0.7% during April, the biggest increase in nine years. A few days later, the Fed announced that it was leaning towards raising interest rates in the near future. Long-term U.S. Treasury yields drifted up towards 6%.

Q:   What factors affected the Fund's performance?
A:   Because of the Fund's significant emphasis on corporate bonds, the rebound in this sector was positive for performance. The Fund also holds bonds issued by real estate investment trusts (REITs), which had been hurt in last year's global credit crunch. As liquidity returned to the markets in 1999, REITs recovered much of their losses.

   In addition, we chose to stay "duration" neutral compared to our benchmark. The duration of a portfolio refers to its sensitivity to changes in interest rates. Since bond prices move inversely to interest rates, a longer-than-average duration would cause a bond portfolio to perform worse than average. With so many conflicting economic forces occurring within the past fiscal year, trying to project interest rates was a particularly daunting and risky task. Because we give investors the option of choosing an intermediate-term fund or a long-term fund, our strategy is to stay duration neutral most of the time. We seek to add value through sector and issue selection.


WESTCORE LONG-TERM BOND FUND
AVERAGE ANNUAL TOTAL RETURNS

--------------------------------------------------------------
                                                        Since
                                                        incep.
Period Ended    1 Year     5 Year        10 Year        6/1/88
--------------------------------------------------------------
5/31/99          1.21%      8.83%         9.34%          9.67%
--------------------------------------------------------------
6/30/99         -1.62%      8.74%         8.82%          9.49%
--------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Q:   Describe a recent acquisition that illustrates your management style.
A:   We recently purchased 100-year bonds issued by J.C. Penney, a security whose price had deteriorated due to weaker than expected profitability. However, we viewed it as an opportunity to buy a bond at an attractive price. The company has a very strong financial position and management is making improvements to their stores. The 100-year J.C. Penney bond, with a 7 5/8% coupon due March 2097, offers more yield than a 30-year bond. In a rising interest rate environment, the 100-year bond doesn't go down in price significantly more than a 30-year bond. In other words, we believe that we are getting more yield without taking much extra risk.

Q:   What is your outlook?
A:   Although foreign economies have rebounded, we are not concerned about a major resurgence in inflation. True, oil prices are up noticeably from several months ago--but they are not nearly as high as they were a year ago. Meanwhile, the U.S. continues to be the most productive economy in the world. To be sure, the extra yield offered by corporate bonds compared to Treasury securities--the yield spread--will continue to fluctuate, but should remain attractive. We continue to believe that long-term bonds offer good value in the current environment.


Westcore Long-Term Bond Fund
Top 10 Fixed-Income Holdings as of May 28, 1999

- U.S. Treasury Bonds*

- U.S. Treasury Strips*

- Lincoln National Insurance Corp., 9.125%, 10/01/24

- K Mart Corp., 7.95%, 02/01/23

- AMR Corp., 10.00%, 04/15/21

- Borden Inc., 7.875%, 02/15/23

- Lubrizol Corp., 7.25%, 06/15/25

- Property Trust of America, 6.875%, 02/15/08

- FHLMC Pool #G00336, 6.00%, 10/01/24

- Jet Equipment Trust Series 95-B, 7.83%, 02/15/15

*Please Note: "U.S. Treasury Bonds" is a grouping of all U.S. Treasury Bond issues and "U.S. Treasury Strips" is a grouping of all U.S. Treasury Strip issues held in the portfolio as of May 28, 1999.


Westcore Long-Term Bond Fund
Sector Profile as a Percent of Net Assets for May 28, 1999

[GRAPH]

U.S. GOVERNMENT TREASURIES       47.96%
FINANCIAL                        20.01%
INDUSTRIAL                       18.37%
TRANSPORTATION                    5.81%
OTHER                             4.71%
UTILITIES                         1.54%
MORTGAGE-BACKED SECURITIES        1.60%


Comparison of Change in Value of $10,000 Investment in Westcore Long-Term Bond Fund, the Lehman Brothers Long-Term Government/Corporate Bond Index and Long-Term Bond Category Average

[GRAPH]

---------------------------------------------------------------------------------------------------------------------
                                                      Jun-88    May-89    May-90      May-91      May-92      May-93
---------------------------------------------------------------------------------------------------------------------
WESTCORE LONG-TERM BOND FUND                         $10,000   $11,303    $12,101      $13,537    $15,438     $18,124
LEHMAN BROTHERS LONG-TERM GOVERNMENT/CORPORATE
  BOND INDEX                                         $10,000   $11,506    $12,501      $14,124    $16,254     $18,593
LONG-TERM BOND CATEGORY AVERAGE                      $10,000   $11,019    $11,851      $13,292    $15,066     $17,091

-----------------------------------------------------------------------------------------------------------------------
                                                     May-94    May-95     May-96      May-97       May-98      May-99
-----------------------------------------------------------------------------------------------------------------------
WESTCORE LONG-TERM BOND FUND                         $18,079   $20,677    $21,382      $23,392    $27,282     $27,612
LEHMAN BROTHERS LONG-TERM GOVERNMENT/CORPORATE
  BOND INDEX                                         $18,531   $21,685    $22,529      $24,759    $28,864     $29,245
LONG-TERM BOND CATEGORY AVERAGE                      $17,201   $19,260    $20,125      $21,924    $24,585     $25,033

$'S SHOWN IN THOUSANDS

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 6/1/88.
-------------------------------------------------------------------------------
Source: Morningstar    Although data are gathered from reliable sources,
                       Morningstar cannot guarantee completeness and accuracy.
-------------------------------------------------------------------------------

The Lehman Brothers Long-Term Government/Corporate Bond Index is an unmanaged index that includes fixed rate debt issues rated investment grade or higher by Moody's Investors Services, Standard & Poor's Corporation or Fitch Investor's Service, in order. Long-term indices include bonds with maturities of ten years or longer.

Morningstar Category averages reflect the performance of mutual funds with the same Morningstar Category. The Morningstar Category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and composition over the past three years). As of May 28, 1999 the Long-Term Bond Category included 102 mutual funds.

-------------------------------------------------------------------------------
WESTCORE FUNDS  MANAGER'S OVERVIEW                   ANNUAL REPORT MAY 28, 1999
-------------------------------------------------------------------------------

WESTCORE
INTERMEDIATE-TERM
BOND FUND

FUND OBJECTIVE: SEEKS CURRENT INCOME WITH LESS VOLATILITY OF PRINCIPAL BY INVESTING PRIMARILY IN INVESTMENT GRADE BONDS. THE FUND EXPECTS TO HAVE AN AVERAGE DOLLAR-WEIGHTED MATURITY OF BETWEEN 3 AND 6 YEARS.

[PHOTO]

/s/ Jerome R. Powers,
Jerome R. Powers, CFA
Portfolio Manager, Westcore
Intermediate-Term Bond Fund

Q:   How did the Fund perform?
A:   For the fiscal year ending May 28, 1999, the Westcore Intermediate-Term
Bond Fund's total return was 3.54%. In comparison, the unmanaged Lehman Brothers Intermediate Government/Corporate Index was 4.23%.

Q:   What global factors affected the bond market?
A:   For much of 1998, the Asian economic crisis removed the threat of inflation and caused interest rates to decline sharply. Because of the heightened sensitivity to credit risk throughout the world, corporate bonds, regardless of quality, underperformed during this period. In response, the Federal Reserve Board reduced short-term interest rates three times between September and November to prevent the U.S. economy from falling into a recession.

     By early 1999, it became apparent that U.S. economic growth was far stronger than expected. Meanwhile, the Asian crisis was off the front page. As a result, Treasury bonds fell sharply in price, resulting in yields that approximated levels of last summer before the crisis intensified. Although for the fiscal year ending May 28, 1999, total return proved to be modestly positive for Treasury bonds, February 1999 was the worst month for Treasury bonds since 1981. However, corporate bonds and mortgage-backed securities performed relatively well during the period of turmoil for Treasury securities. By mid-May, inflation fears resurfaced and the Federal Reserve Board indicated that its bias was towards raising interest rates to slow down the economy. In anticipation of a Federal Reserve Board move to raise interest rates, yields on intermediate securities rose accordingly.

Q:   What factors affected the Fund's performance?
A:   Compared to our benchmark, the Westcore Intermediate-Term Bond Fund contains a higher percentage of corporate bonds, which outperformed other asset classes such as Treasury bonds during the second half of the fiscal year. Bonds issued by real estate investment trusts (REITs) performed particularly well, bouncing back from the fourth quarter of 1998 when liquidity was restored to the market. Corporate bonds issued by media and telecommunications companies also performed very well.

Q: Why does the Westcore Intermediate-Term Bond Fund invest so heavily in corporate bonds?
A:   Prior to the Asian economic crisis, investment-grade corporate bond yields were modestly higher than U.S. Treasury bonds. During the crisis, those yield "spreads" widened considerably as investors shunned credit risk. Even though the global economy appears to be recovering, the premiums offered by corporate bonds have remained high. Especially in a shorter-term portfolio, we believe that the extra yield on corporates adequately compensates us for the extra credit risk and our research can add further value.


WESTCORE INTERMEDIATE-TERM
BOND FUND
AVERAGE ANNUAL TOTAL RETURNS

---------------------------------------------------------------------
                                                              Since
                                                              incep.
Period Ended     1 Year      5 Year         10 Year           6/1/88
---------------------------------------------------------------------
5/31/99           3.54%       6.58%          7.32%             7.43%
---------------------------------------------------------------------
6/30/99           2.77%       6.60%          7.05%             7.36%
---------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Q:   What is your strategy regarding credit quality?
A:   We focus on securities that are rated "A" or "BBB", the middle to lower end of investment grade. Because of the turmoil in the corporate market last year, yield spreads on these corporate bonds widened to such a degree that they provided excellent value. As a result, we increased our exposure at that time and we have been rewarded. The portfolio includes issuers with household names such as Time Warner Entertainment, United Air Lines, New York Times, General Motors Acceptance and Hilton Hotels.

Q:   What is your outlook?
A:   We continue to believe strongly in products such as corporates, mortgage-backed securities and asset-backed securities that offer higher yields than U.S. Treasury bonds. Rather than try to predict the direction of interest rates or focus on a top down view of the economy, we will continue to apply our research techniques to look at individual securities from the bottom up. Despite recent concerns about inflation, we believe that intermediate-term bonds will continue to represent good value for investors.


Westcore Intermediate-Term Bond Fund
Top 10 Fixed-Income Holdings as of May 28, 1999

 - U.S. Treasury Notes*

 - FHLMC Pool #G00336, 6.00%, 10/01/24

 - Aetna Services Inc., 7.125%, 08/15/06

 - Rockwell International Corp., 6.625%, 06/01/05

 - Cox Communications Inc., 6.375%, 06/15/00

 - Time Warner Entertainment Co., 9.625%, 05/01/02

 - FNMA Pool #362443, 6.50%, 12/01/08

 - New Plan Realty Trust, 7.75%, 04/06/05

 - Jet Equipment Trust Series 95-B, 7.83%, 02/15/15

 - United Air Lines Inc. Pass-Through Certificates, Series 95-A1, 9.02%,
   04/19/12

*Please Note: "U.S. Treasury Notes" is a grouping of all U.S. Treasury Note issues held in the portfolio as of May 28, 1999.


Westcore Intermediate-Term Bond Fund
Sector Profile as a Percent of Net Assets for May 28, 1999

FINANCIAL                                                                                       27.96%
ASSET-BACKED SECURITIES, COLLATERALIZED MORTGAGE OBLIGATIONS &  MORTGAGE-BACKED SECURITIES      22.13%
INDUSTRIAL                                                                                      22.04%
U.S. GOVERNMENT TREASURIES                                                                      12.49%
TRANSPORTATION                                                                                   8.70%
OTHER                                                                                            4.54%
UTILITIES                                                                                        2.14%


Comparison of Change in Value of $10,000 Investment in
Westcore Intermediate-Term Bond Fund, the Lehman Brothers
Intermediate-Term Government/Corporate Bond Index and
Intermediate-Term Bond Category Average

[GRAPH]

------------------------------------------------------------------------------------------------------------------------------
                                                           Jun-88      May-89      May-90      May-91      May-92      May-93
------------------------------------------------------------------------------------------------------------------------------
WESTCORE INTERMEDIATE-TERM BOND FUND                      $10,000     $10,853     $11,714     $12,686     $14,258     $15,991
LEHMAN BROTHERS INTERMEDIATE-TERM GOVERNMENT/CORPORATE
BOND INDEX                                                $10,000     $10,974     $11,979     $13,417     $15,106     $16,893
INTERMEDIATE-TERM BOND CATEGORY AVERAGE                   $10,000     $10,970     $11,678     $12,960     $14,569     $16,261
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                           May-94      May-95      May-96      May-97      May-98      May-99
------------------------------------------------------------------------------------------------------------------------------
WESTCORE INTERMEDIATE-TERM BOND FUND                      $16,007     $17,435      $18,178     $19,529     $21,263     $22,015
LEHMAN BROTHERS INTERMEDIATE-TERM GOVERNMENT/CORPORATE
BOND INDEX                                                $17,138     $19,193      $20,135     $21,804     $23,882     $24,892
INTERMEDIATE-TERM BOND CATEGORY AVERAGE                   $16,350     $18,047      $18,742     $20,202     $22,231     $22,886
------------------------------------------------------------------------------------------------------------------------------

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 6/1/88.
-------------------------------------------------------------------------------
Source: Morningstar   Although data are gathered from reliable sources,
                      Morningstar cannot guarantee completeness and accuracy.
-------------------------------------------------------------------------------

The Lehman Brothers Intermediate-Term Government/Corporate Bond Index is an unmanaged index that includes fixed rate debt issues rated investment grade or higher by Moody's Investors Services, Standard & Poor's Corporation or Fitch Investor's Service, in order. Intermediate-term indices include bonds with maturities up to ten years.

Morningstar Category averages reflect the performance of mutual funds with the same Morningstar Category. The Morningstar Category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and composition over the past three years). As of May 28, 1999 the Intermediate-Term Bond Category included 534 mutual funds.

-------------------------------------------------------------------------------
WESTCORE FUNDS  MANAGER'S OVERVIEW                   ANNUAL REPORT MAY 28, 1999
-------------------------------------------------------------------------------

WESTCORE COLORADO
TAX-EXEMPT FUND

FUND OBJECTIVE: SEEKS TO PROVIDE INCOME EXEMPT FROM BOTH FEDERAL AND COLORADO STATE PERSONAL INCOME TAXES BY EMPHASIZING COLORADO MUNICIPAL BONDS WITH INTERMEDIATE MATURITIES.

[PHOTO]

/s/ Thomas B. Stevens
Thomas B. Stevens, CFA
Portfolio Manager, Westcore
Colorado Tax-Exempt Fund


Q:   How did the Fund perform?
A:   For the fiscal year ending May 28, 1999, Westcore Colorado Tax-Exempt
Fund's total return was 3.80%. In comparison, the unmanaged Lehman Brothers 10-Year Municipal Bond Index was 4.61%.

     As of May 28, 1999, the Fund's 30-Day SEC yield was 3.83%*. For taxpayers in a combined Federal and Colorado income tax bracket of 33%, that's equivalent to a taxable yield of 5.59%*.

Q:   Describe the municipal bond environment over the past year.
A:   While the U.S. Treasury market has been extremely volatile, municipal bond prices and yields have remained relatively steady. Last fall, when the global demand for Treasury securities was surging, municipal bonds were actually yielding more than Treasury bonds. In the past few months, as Treasury bond yields have risen, tax-free yields returned to a more normal relationship to taxable Treasury securities, but still continued to remain attractive.

     The municipal market is largely governed by the law of supply and demand, which is often seasonal in nature. As supply diminishes, upward pressure is exerted on prices and yields fall. For example, after the state-wide bond elections passed last November, there was a flood of new issues in Colorado, as many as four per day. By May 1999, the supply was reduced to one new issue per week, thus causing municipal bond prices to stabilize in a period when Treasury bond prices were falling.

Q:   What factors affected your performance?
A:   Buying high-coupon premium bonds helped our performance, particularly in the last few months, because these bonds hold up best in a rising interest rate environment. We look for bonds with good call protection, which means that the issuer cannot retire the bond until many years in the future. In addition, we continued to emphasize the highest quality bonds, which is advantageous in a declining market. Another positive factor: our strategy of keeping a moderate maturity, which also tends to reduce market fluctuations during a period of interest rate volatility.

Q:   Describe your investment process.
A:   Our fund emphasizes basic public purpose bonds such as water, sewer, school, fire, jail, electric, city hall, etc. We stick to bonds that we believe have little credit risk. Although we rigorously examine the underlying creditworthiness of a bond, a high proportion of the portfolio is insured, approximately 75% as of May 31, 1999. We believe that the extra yield currently available on lower quality bonds does not justify the extra credit risk.


WESTCORE COLORADO TAX-EXEMPT FUND
AVERAGE ANNUAL TOTAL RETURNS

------------------------------------------------------------
                                                     Since
                                                     incep.
Period Ended     1 Year      5 Year      10 Year     6/1/91
------------------------------------------------------------
5/31/99           3.80%       5.73%         N/A       6.29%
------------------------------------------------------------
6/30/99           1.81%       5.48%         N/A       6.01%
------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS REFLECT REINVESTMENT OF ALL DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, ALL FEE WAIVERS IN EFFECT AND ANY EXPENSE REIMBURSEMENTS. WITHOUT THE FEE WAIVERS AND EXPENSE REIMBURSEMENTS, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. PRINCIPAL VALUE MAY FLUCTUATE AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     For example, we recently purchased "open space" bonds issued by Jefferson County, the largest county in the state. Open space is a public purpose bond designed for parks, recreation areas and trails. The bond is insured by FGIC, a unit of General Electric Co. This 5% coupon bond, which matures in 2012, will be repaid by sales tax revenues. The bond cannot be called by the issuer until 2009.

Q:   What is your outlook for the Fund?
A:   Our outlook for the Fund and the Colorado municipal bond market is very positive. Colorado continues to enjoy strong population growth. Unlike the early 1980s when we were heavily dependent on the energy industry, the current economy is much more diversified in such fields as telecommunications, technology and tourism. As more high net worth individuals move to Colorado, the demand for municipal bonds will increase. In addition, the supply of securities will grow to fund schools, roads, sewers and other public works.

* The 30-Day yields for the Westcore Funds are computed in accordance with SEC Guidelines. Quotations of yield reflect all fee waivers and/or expense reimbursements. Without the absorption of these fee waivers and/or expense reimbursements, the figures quoted would have been 3.21% and 4.69% for the tax-equivalent yield.


Westcore Colorado Tax-Exempt Fund
Top 10 Municipal Bond Holdings as of May 28, 1999

- Summit County School District Re-1, 6.55%, 12/01/09, Prerefunded 12/01/04 @ 100.00, FGIC

-  Arapahoe County School District 6, 5.00%, 12/01/07

- Poudre Valley Hospital District, Larimer County, 5.375%, 11/15/07, Optional 11/15/03 @ 100.00

- Boulder & Gilpin Counties, Boulder Valley School District Re-2, 5.00%, 12/01/11, Optional 12/01/07 @ 100.00, FGIC

- Eagle, Garfield & Routt Counties School District Re-50J, 4.40%, 12/01/10, Optional 12/01/09 @ 101.00, FGIC

-  Boulder County Open Space Sales & Use Tax, 5.75%, 12/15/04, FGIC

- Jefferson County School District R-1, 5.90%, 12/15/04, Prerefunded 12/15/02 @ 101.00, AMBAC

-  Arapahoe County School District 5, 5.50%, 12/15/06

-  Platte River Power Authority, Series DD, 5.75%, 06/01/04, MBIA

- Weld County, Certificate of Participation Correctional Facilities Lease Purchase Agreement, 5.35%, 08/01/10, Optional anytime @ 100.00, MBIA


Westcore Colorado Tax-Exempt Fund
Sector Profile as a Percent of Net Assets for May 28, 1999

[GRAPH]

GENERAL OBLIGATION BONDS         64.06%
REVENUE BONDS                    26.86%
CERTIFICATES OF PARTICIPATION     4.80%
OTHER                             4.28%


Comparison of Change in Value of $10,000 Investment in Westcore Colorado Tax-Exempt Fund, the Lehman Brothers 10-Year Municipal Bond Index and Muni Single State Intermediate Category Average

[GRAPH]

---------------------------------------------------------------------------------------------------------
                                                   Jun-91      May-92    May-93      May-94       May-95
---------------------------------------------------------------------------------------------------------
WESTCORE COLORADO TAX-EXEMPT FUND                 $10,000      $10,835   $11,948     $12,332      $13,217
LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX      $10,000      $10,930   $12,277     $12,698      $13,839
MUNI SINGLE STATE INTERMEDIATE CATEGORY AVERAGE   $10,000      $10,876   $12,063     $12,335      $13,221

--------------------------------------------------------------------------------------------
                                                  May-96      May-97      May-98      May-99
--------------------------------------------------------------------------------------------
WESTCORE COLORADO TAX-EXEMPT FUND                 $13,741      $14,628   $15,698     $16,295
LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX      $14,494      $15,678   $16,401     $17,157
MUNI SINGLE STATE INTERMEDIATE CATEGORY AVERAGE   $13,702      $14,601   $15,692     $16,242

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 6/1/91.
-------------------------------------------------------------------------------
Fund and Category Data Source: Morningstar Index Data Source: Lehman Brothers Although data are gathered from reliable sources, Morningstar cannot guarantee completeness and accuracy.
-------------------------------------------------------------------------------

The Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index that includes investment grade (Moody's Investor Services Aaa to Baa, Standard &Poor's Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

Morningstar Category averages reflect the performance of mutual funds with the same Morningstar Category. The Morningstar Category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings (portfolio statistics and composition over the past three years). As of May 28, 1999 the Municipal Single State Intermediate Category included 715 mutual funds.

STATEMENTS OF INVESTMENTS   Westcore Funds Annual Report           May 28, 1999

WESTCORE MIDCO GROWTH FUND
May 28, 1999


       Shares or
       Principal                                                   Market
        Amount                                                     Value
       ---------                                                   ------
                              COMMON STOCKS 87.15%
-------------------------------------------------------------------------------
                             BASIC MATERIALS 2.70%
-------------------------------------------------------------------------------
                CHEMICALS  0.94%
-------------------------------------------------------------------------------
        26,000  Avery Dennison Corp.                           $  1,556,750
        24,800  Ecolab Inc.                                       1,054,000
                                                               ------------
                                                                  2,610,750
                DISTRIBUTION  0.52%
-------------------------------------------------------------------------------
        28,200  Fastenal Co.                                      1,445,250
                                                               ------------
                PAPER & PACKAGING  0.76%
-------------------------------------------------------------------------------
        16,600  Ball Corp.                                          808,212
        21,000  Sealed Air Corp.**                                1,304,625
                                                               ------------
                                                                  2,112,837
                                                               ------------
                TRANSPORTATION  0.48%
-------------------------------------------------------------------------------
        33,800  Continental Airlines Inc. -
                Class B**                                         1,326,650
                                                               ------------
TOTAL BASIC MATERIALS
 (Cost $5,415,367)                                                7,495,487
                                                               ------------
                              CAPITAL GOODS 3.21%
-------------------------------------------------------------------------------
                AEROSPACE & DEFENSE  0.75%
-------------------------------------------------------------------------------
        38,000  General Motors Corp. -
                Class H**                                         2,085,250
                                                               ------------
                OFFICE PRODUCTS  0.99%
-------------------------------------------------------------------------------
       131,000  Office Depot Inc.**                               2,734,625
                                                               ------------
                OTHER CAPITAL GOODS  1.47%
-------------------------------------------------------------------------------
        41,600  Corning Inc.                                      2,272,400
        27,600  MSC Industrial Direct Co. -
                Class A**                                           520,950
        54,300  Rental Service Corp.**                            1,296,413
                                                               ------------
                                                                  4,089,763
                                                               ------------
TOTAL CAPITAL GOODS
 (Cost $8,388,012)                                                8,909,638
                                                               ------------
                           CONSUMER CYCLICALS 21.93%
-------------------------------------------------------------------------------
                AUTOMOTIVE  0.28%
-------------------------------------------------------------------------------
        26,300  Gentex Corp. **                                $    789,823
                                                               ------------
                BUILDING RELATED  0.43%
-------------------------------------------------------------------------------
        41,700  Masco Corp.                                       1,191,056
                                                               ------------
                CONSUMER PRODUCTS  0.44%
-------------------------------------------------------------------------------
        45,900  Mattel Inc.                                       1,213,481
                                                               ------------
                CONSUMER SOFT GOODS  0.76%
-------------------------------------------------------------------------------
        68,900  Jones Apparel Group Inc.**                        2,118,675
                                                               ------------
                HOTELS - RESTAURANTS - LEISURE  1.32%
-------------------------------------------------------------------------------
        79,500  Hilton Hotels Corp.                               1,093,125
        67,300  Marriott International Inc.                       2,561,606
                                                               ------------
                                                                  3,654,731
                                                               ------------
                MEDIA - PUBLISHING - CABLE  9.54%
-------------------------------------------------------------------------------
        26,700  Adelphia Communications -
                Class A**                                         2,015,850
        61,000  Century Communications -
                Class A**                                         3,248,250
        43,200  Chancellor Media Corp.**                          2,195,100
        99,700  Infinity Broadcasting
                Corp. - Class A**                                 2,548,581
        43,300  King World
                Productions Inc.**                                1,445,138
        63,600  Readers Digest Assn -
                Class A                                           2,329,350
        85,800  TV Guide Inc. - Class A**                         3,442,725
       149,820  USA Networks Inc.**                               5,992,800
        95,100  Westwood One Inc.**                               3,304,725
                                                               ------------
                                                                 26,522,519
                                                               ------------
                RETAIL  9.16%
-------------------------------------------------------------------------------
        34,642  Abercrombie & Fitch Co. -
                Class A**                                         2,914,258
        20,900  Ames Dept. Stores Inc.**                            856,900
        69,800  Bed Bath & Beyond Inc.**                          2,386,287
        18,000  Best Buy Co. Inc.**                                 819,000
        22,900  Circuit City Stores-Circuit                       1,644,506
        58,856  Consolidated Stores Corp.**                       2,023,175
       154,600  Family Dollar Stores                              3,449,512
        50,400  Kohls Corp.**                                     3,436,650
        50,200  Lowe's Companies                                  2,607,263
        30,500  Nordstrom Inc.                                    1,082,750
        16,800  Tandy Corp.                                       1,386,000
        37,800  TJX Companies Inc.                                1,134,000
        44,800  Zale Corp.**                                      1,727,600
                                                               ------------
                                                                 25,467,901
                                                               ------------
TOTAL CONSUMER CYCLICALS
 (Cost $38,516,795)                                              60,958,186
                                                               ------------
                             CONSUMER STAPLES 3.03%
-------------------------------------------------------------------------------
                FOOD, BEVERAGES & TOBACCO  0.44%
-------------------------------------------------------------------------------
        52,800  Pepsi Bottling Group Inc.                         1,224,300
                                                               ------------
                HOUSEHOLD PRODUCTS  1.14%
-------------------------------------------------------------------------------
        19,100  Clorox Co.                                        1,927,906
        13,700  Estee Lauder Companies
                Inc. - Class A                                    1,250,125
                                                               ------------
                                                                  3,178,031
                                                               ------------
                RETAIL FOOD & DRUG  1.45%
-------------------------------------------------------------------------------
        59,000  U.S. Foodservice**                                2,625,500
        33,600  Whole Foods Market Inc.**                         1,394,400
                                                               ------------
                                                                  4,019,900
                                                               ------------
TOTAL CONSUMER STAPLES
 (Cost $7,945,647)                                                8,422,231
                                                               ------------
                            CREDIT SENSITIVE 15.29%
-------------------------------------------------------------------------------
                BANKS  1.82%
-------------------------------------------------------------------------------
        47,400  Amsouth Bancorporation                            1,344,975
        91,700  Firstar Corp.                                     2,642,106
        16,600  Zions Bancorporation                              1,058,250
                                                               ------------
                                                                  5,045,331
                                                               ------------


18

WESTCORE MIDCO GROWTH FUND
May 28, 1999 (CONTINUED)


       Shares or
       Principal                                                   Market
        Amount                                                     Value
       ---------                                                   ------
                FINANCIAL SERVICES  6.80%
-------------------------------------------------------------------------------
        19,500  Capital One Financial
                Corp.                                          $  2,938,406
        66,800  Schwab (Charles) Corp.                            7,068,275
        25,000  FINOVA Group Inc.                                 1,195,313
        48,300  Kansas City Southern
                Industries Inc.                                   2,716,875
        39,200  Knight/Trimark Group Inc. -
                Class A**                                         2,195,200
        29,050  Providian Financial Corp.                         2,786,984
                                                               ------------
                                                                 18,901,053
                                                               ------------
                INSURANCE  2.89%
-------------------------------------------------------------------------------
        28,000  Ambac Financial Group Inc.                        1,632,750
        60,523  Conseco Inc.                                      1,849,734
        17,500  Hartford Life Inc. - Class A                        831,250
        65,966  Mutual Risk Management Ltd.                       2,407,759
        30,500  Nationwide Financial Services                     1,317,219
                                                               ------------
                                                                  8,038,712
                                                               ------------
                UTILITIES - ELECTRIC  1.33%
-------------------------------------------------------------------------------
        74,094  AES Corp.**                                       3,686,176
                Utilities - Telephone  2.45%
       103,800  Frontier Corp.                                    5,462,475
        32,000  Qwest Communications
                International**                                   1,358,000
                                                               ------------
                                                                  6,820,475
                                                               ------------
TOTAL CREDIT SENSITIVE
 (Cost $28,013,647)                                              42,491,747
                                                               ------------
                                  ENERGY 3.37%
-------------------------------------------------------------------------------
                ENERGY EQUIPMENT & SERVICES  2.72%
-------------------------------------------------------------------------------
       100,300  BJ Services Co.**                                 2,764,519
       135,400  Nabors Industries Inc.**                          2,708,000
        62,400  Noble Drilling Corp.**                            1,131,000
       102,404  R&B Falcon Corp.**                                  947,237
                                                               ------------
                                                                  7,550,756
                                                               ------------
                ENERGY PRODUCERS  0.65%
-------------------------------------------------------------------------------
        31,500  Anadarko Petroleum Corp.                          1,181,250
        11,200  Vastar Resources Inc.                               616,000
                                                               ------------
                                                                  1,797,250
                                                               ------------
TOTAL ENERGY
 (Cost $8,507,519)                                                9,348,006
                                                               ------------
                                HEALTHCARE 8.12%
-------------------------------------------------------------------------------
                BIOTECHNOLOGY  0.88%
-------------------------------------------------------------------------------
        15,400  Biogen Inc.**                                     1,680,525
        12,200  MedImmune Inc.**                                    776,225
                                                               ------------
                                                                  2,456,750
                                                               ------------
                DRUGS & HEALTHCARE PRODUCTS 5.67%
-------------------------------------------------------------------------------
        57,200  Becton Dickinson & Co.                            2,216,500
        93,300  Forest Laboratories -
                Class A**                                         4,443,413
        21,600  Guidant Corp.                                     1,080,000
         8,100  Lincare Holdings Inc.**                             199,463
         9,550  PE Corp. - Celera
                Genomics Group**                                    162,350
        18,900  PE Corp. - PE Biosystems
                Group                                             2,110,894
       166,400  Sybron International Corp.**                      4,180,800
        35,764  Watson Pharmaceutical Inc.**                      1,370,208
                                                               ------------
                                                                 15,763,628
                                                               ------------
                HEALTHCARE SERVICES  1.57%
-------------------------------------------------------------------------------
        31,500  HEALTHSOUTH Corp.**                                 421,312
        49,600  IMS Health Inc.                                   1,221,400
        90,800  Orthodontic Centers
                of America Inc.**                                 1,095,275
         6,000  Pediatrix Medical
                Group Inc.**                                        135,375
        18,000  Wellpoint Health
                Networks**                                        1,483,875
                                                               ------------
                                                                  4,357,237
                                                               ------------
TOTAL HEALTHCARE
 (Cost $16,996,239)                                              22,577,615
                                                               ------------
                                 SERVICES 4.89%
-------------------------------------------------------------------------------
                BUSINESS SERVICES  4.89%
-------------------------------------------------------------------------------
        84,533  ACNielsen Corp.**                                 2,382,774
        34,730  Allied Waste Industries Inc.**                      646,846
        57,300  Interim Services Inc.**                           1,249,856
        41,800  Paychex Inc.                                      1,238,325
        56,500  Republic Services Inc. -
                Class A**                                         1,327,750
        22,000  Staff Leasing Inc.**                                248,875
       118,391  Waste Management Inc.                             6,259,924
        20,800  Wilmar Industries Inc.**                            236,600
                                                               ------------
                                                                 13,590,950
                                                               ------------
TOTAL SERVICES
 (Cost $11,794,449)                                              13,590,950
                                                               ------------
                               TECHNOLOGY 24.61%
-------------------------------------------------------------------------------
                COMPUTER HARDWARE  0.59%
-------------------------------------------------------------------------------
         1,300  Brocade Communications
                Systems Inc.**                                       83,850
        11,500  Lexmark International
                Group Inc. - Class A**                            1,565,438
                                                               ------------
                                                                  1,649,288
                                                               ------------
                COMPUTER SERVICES & SOFTWARE  9.45%
-------------------------------------------------------------------------------
        12,200  BroadVision Inc.**                                  634,400
        96,500  Cadence Design
                Systems Inc.**                                    1,242,438
       102,500  CBT Group PLC-Sponsored
                ADR**                                             1,563,125
        39,900  Citrix Systems Inc.**                             1,972,556
        26,300  Compuware Corp.**                                   816,944
         9,000  eBay Inc.**                                       1,594,687
        14,100  Electronic Arts Inc.**                              690,019
        76,450  Fiserv Inc.**                                     2,866,875
        23,300  Intuit Inc.**                                     1,896,038
        31,300  Keane Inc.**                                        907,700
        41,400  Legato Systems Inc.**                             2,266,650
           700  Net Perceptions Inc.**                               11,900
        28,400  PSINet Inc.**                                     1,263,800
        19,700  RealNetworks Inc.**                               1,396,238


                                                                              19

WESTCORE MIDCO GROWTH FUND
May 28, 1999 (CONTINUED)


       Shares or
       Principal                                                   Market
        Amount                                                     Value
       ---------                                                   ------
         9,400  Siebel Systems Inc.**                          $    427,994
        35,200  Synopsys Inc.**                                   1,562,000
         5,100  VeriSign Inc.**                                     604,350
        30,700  Yahoo! Inc.**                                     4,543,600
                                                               ------------
                                                                 26,261,314
                                                               ------------
                ELECTRONICS  7.19%
-------------------------------------------------------------------------------
        36,300  Altera Corp.**                                    1,263,694
        87,900  Atmel Corp.**                                     1,736,025
        22,100  Conexant Systems Inc.**                             856,375
        35,900  Jabil Circuit Inc.**                              1,732,175
        13,900  Kla-Tencor Corp.**                                  632,450
        32,000  Linear Technology Corp.                           1,696,000
        20,700  Maxim Integrated Products**                       1,106,156
        38,000  Microchip Technology Inc.**                       1,667,250
        18,400  Novellus Systems Inc.**                             898,150
         9,900  Optical Coating Laboratory                          642,263
        57,500  SanDisk Corp.**                                   1,782,500
        53,900  Solectron Corp.**                                 2,951,025
        21,200  Vitesse Semiconductor Corp.**                     1,164,675
        42,000  Xilinx Inc.**                                     1,866,375
                                                               ------------
                                                                 19,995,113
                                                               ------------
                NETWORKING  1.15%
-------------------------------------------------------------------------------
        13,900  Ascend Communications Inc.**                      1,288,356
        80,800  Novell Inc.**                                     1,898,800
                                                               ------------
                                                                  3,187,156
                                                               ------------
                TELECOMMUNICATIONS  6.23%
-------------------------------------------------------------------------------
        50,800  ADC Telecommunications
                Inc.**                                            2,482,850
        39,100  Ciena Corp.**                                     1,124,125
        17,100  Comverse Technology Inc.**                        1,155,319
        26,900  Concentric Network Corp.**                          869,206
        14,900  Mindspring Enterprises Inc.**                     1,102,600
        43,700  Newbridge Networks Corp.**                        1,207,212
        39,200  OneMain.com Inc.**                                  818,300
        71,300  Pacific Gateway
                Exchange Inc.**                                   2,807,438
        55,000  PairGain Technologies Inc.**                        684,063
        29,700  Tellabs Inc.**  $                                 1,737,450
        24,800  Uniphase Corp.**                                  3,323,200
                                                               ------------
                                                                 17,311,763
                                                               ------------
TOTAL TECHNOLOGY
 (Cost $48,849,801)                                              68,404,634
                                                               ------------
TOTAL COMMON STOCKS
 (Cost $174,427,476)                                            242,198,494
                                                               ------------
                               STOCK RIGHTS 0.00%
-------------------------------------------------------------------------------
            85  United States Surgical
                Corp. Value Stock Rights,
                06/23/00                                                  0
                                                               ------------
TOTAL STOCK RIGHTS
 (Cost $0)                                                                0
                                                               ------------
                               MUTUAL FUNDS 2.04%
-------------------------------------------------------------------------------
     5,672,016  Dreyfus Cash Management
                Fund                                              5,672,016
                                                               ------------
TOTAL MUTUAL FUNDS
 (Cost $5,672,016)                                                5,672,016
                                                               ------------
          INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED 18.11%
-------------------------------------------------------------------------------
                MUTUAL FUNDS  18.11%
-------------------------------------------------------------------------------
    12,006,380  AIM Liquid Assets Fund                           12,006,380
     1,744,400  AIM Prime Portfolio Fund                          1,744,400
    36,576,854  Mitchell Hutchins Private
                Money Market Fund(4)                             36,576,855
                                                               ------------
                                                                 50,327,635
                                                               ------------
TOTAL MUTUAL FUNDS
 (Cost $50,327,635)                                              50,327,635
                                                               ------------
TOTAL INVESTMENTS OF CASH
 COLLATERAL FOR SECURITIES
 LOANED
 (Cost $50,327,635)                                              50,327,635
                                                               ------------
TOTAL INVESTMENTS
 (Cost $230,427,126)                             107.30%       $298,198,145
Liabilities in Excess
 of Other Assets                                  (7.30%)       (20,273,971)
                                                  -------------------------
NET ASSETS                                        100.00%      $277,924,174
                                                  -------------------------
                                                  -------------------------
See Notes to Statements of Investments.

WESTCORE GROWTH AND INCOME FUND
May 28, 1999


       Shares or
       Principal                                                   Market
        Amount                                                     Value
       ---------                                                   ------
                              COMMON STOCKS 96.50%
-------------------------------------------------------------------------------
                             BASIC MATERIALS 1.06%
-------------------------------------------------------------------------------
                CHEMICALS  1.06%
-------------------------------------------------------------------------------
         3,200  Ecolab Inc.                                    $    136,000
                                                               ------------
TOTAL BASIC MATERIALS
 (Cost $95,186)                                                     136,000
                                                               ------------
                              CAPITAL GOODS 4.26%
-------------------------------------------------------------------------------
                AEROSPACE & DEFENSE  1.20%
-------------------------------------------------------------------------------
         2,800  General Motors Corp. -
                Class H**                                           153,650
                                                               ------------
                ELECTRICAL EQUIPMENT  2.55%
-------------------------------------------------------------------------------
         3,200  General Electric Co.                                325,400
                                                               ------------
                OTHER - CAPITAL GOODS  0.51%
-------------------------------------------------------------------------------
         1,200  Corning Inc.                                         65,550
                                                               ------------
TOTAL CAPITAL GOODS
 (Cost $364,551)                                                    544,600
                                                               ------------
                           CONSUMER CYCLICALS 13.22%
-------------------------------------------------------------------------------
                AUTOMOTIVE  0.71%
-------------------------------------------------------------------------------
         1,600  Ford Motor Co.                                       91,300
                                                               ------------
                BUILDING RELATED  0.92%
-------------------------------------------------------------------------------
         4,100  Masco Corp.                                         117,106
                                                               ------------
                MEDIA - PUBLISHING - CABLE  4.34%
-------------------------------------------------------------------------------
         2,000  Adelphia Communications -
                Class A**                                           151,000
         3,500  CBS Corp.**                                         146,125
         3,700  Readers Digest Assn - Class A                       135,513
         1,800  Time Warner Inc.                                    122,512
                                                               ------------
                                                                    555,150
                                                               ------------
                RETAIL  7.25%
-------------------------------------------------------------------------------
         9,800  Family Dollar Stores                                218,663
         4,400  Home Depot Inc.                                     250,250
         4,800  Lowe's Companies                                    249,300
         4,900  Wal-Mart Stores, Inc.                               208,862
                                                               ------------
                                                                    927,075
                                                               ------------
TOTAL CONSUMER CYCLICALS
 (Cost $1,024,684)                                                1,690,631
                                                               ------------
                             CONSUMER STAPLES 5.13%
-------------------------------------------------------------------------------
                FOOD, BEVERAGES & TOBACCO  1.22%
-------------------------------------------------------------------------------
         3,800  Pepsi Bottling Group Inc.                            88,112
         1,900  Pepsico Inc.                                         68,044
                                                               ------------
                                                                    156,156
                                                               ------------
                HOUSEHOLD PRODUCTS  3.91%
-------------------------------------------------------------------------------
           500  Clorox Co.                                           50,469
         1,400  Colgate-Palmolive Co.                               139,825
         1,100  Estee Lauder Companies
                Inc. - Class A                                      100,375
         4,100  Gillette Co.                                        209,100
                                                               ------------
                                                                    499,769
                                                               ------------
TOTAL CONSUMER STAPLES
 (Cost $445,812)                                                    655,925
                                                               ------------
                            CREDIT SENSITIVE 33.82%
-------------------------------------------------------------------------------
                BANKS  4.37%
-------------------------------------------------------------------------------
         2,200  Bank One Corp.                                      124,437
         3,900  Firstar Corp.                                       112,369
         4,700  Wells Fargo Co.                                     188,000
         2,100  Zions Bancorporation                                133,875
                                                               ------------
                                                                    558,681
                                                               ------------
                FINANCIAL SERVICES  7.07%
-------------------------------------------------------------------------------
         1,650  Schwab (Charles) Corp.                              174,591
         8,061  Charter One Financial Inc.                          229,235
         2,900  Household International Inc.                        125,788
         2,900  Kansas City Southern
                Industries                                          163,125
         7,662  MBNA Corp.                                          211,663
                                                               ------------
                                                                    904,402
                                                               ------------
                INSURANCE  5.26%
-------------------------------------------------------------------------------
         1,100  American International
                Group                                               125,744
         3,900  Conseco Inc.                                        119,194
         2,600  Hartford Life Inc. - Class A                        123,500
         4,900  Mutual Risk
                Management Ltd.                                     178,850
         2,900  Nationwide Financial Services -
                Class A                                             125,244
                                                               ------------
                                                                    672,532
                                                               ------------
                UTILITIES - ELECTRIC  4.00%
-------------------------------------------------------------------------------
        10,292  AES Corp.**                                          512,027

                UTILITIES - GAS  3.51%
-------------------------------------------------------------------------------
         3,600  Enron Corp.                                         256,950
         3,700  Williams Cos. Inc.                                  191,706
                                                               ------------
                                                                    448,656
                                                               ------------
                UTILITIES - TELEPHONE  9.61%
-------------------------------------------------------------------------------
         3,870  AT&T Corp.                                          214,785
         5,800  Cincinnati Bell Inc.                                140,287
         5,600  Frontier Corp.                                      294,700
         3,562  MCI WorldCom Inc.**                                 307,668
         3,200  Qwest Communications
                International**                                     135,800
         1,200  Sprint Corp. (FON Group)                            135,300
                                                               ------------
                                                                  1,228,540
                                                               ------------
TOTAL CREDIT SENSITIVE
 (Cost $2,366,868)                                                4,324,838
                                                               ------------
                                  ENERGY 4.09%
-------------------------------------------------------------------------------
                ENERGY EQUIPMENT & SERVICES  1.85%
-------------------------------------------------------------------------------
         3,915  Schlumberger Ltd.                                   235,634
                                                               ------------


                                                                              21

WESTCORE GROWTH AND INCOME FUND
May 28, 1999 (CONTINUED)


       Shares or
       Principal                                                   Market
        Amount                                                     Value
       ---------                                                   ------

                ENERGY PRODUCERS  2.24%
-------------------------------------------------------------------------------
         3,600  Anadarko Petroleum Corp.                       $    135,000
         1,500  Mobil Corp.                                         151,875
                                                               ------------
                                                                    286,875
                                                               ------------
TOTAL ENERGY
 (Cost $355,885)                                                    522,509
                                                               ------------
                               HEALTHCARE 10.27%
-------------------------------------------------------------------------------
                DRUGS & HEALTHCARE PRODUCTS  9.54%
-------------------------------------------------------------------------------
         3,400  American Home
                Products Corp.                                      195,925
         1,200  Guidant Corp.                                        60,000
         1,500  Johnson & Johnson                                   138,937
         1,900  Medtronic Inc.                                      134,900
         2,900  Merck & Co., Inc.                                   195,750
         1,600  Pfizer Inc.                                         171,200
         5,800  Schering-Plough Corp.                               261,362
         1,000  Warner-Lambert Co.                                   62,000
                                                               ------------
                                                                  1,220,074
                                                               ------------
                HEALTHCARE SERVICES  0.73%
-------------------------------------------------------------------------------
         3,800  IMS Health Inc.                                      93,575
                                                               ------------
TOTAL HEALTHCARE
 (Cost $1,007,941)                                                1,313,649
                                                               ------------
                                 SERVICES 6.46%
-------------------------------------------------------------------------------
                BUSINESS SERVICES  5.49%
-------------------------------------------------------------------------------
         6,000  Omnicom Group                                       420,000
         4,050  Paychex Inc.                                        119,981
         6,900  Republic Services Inc. -
                Class A**                                           162,150
                                                               ------------
                                                                    702,131
                                                               ------------
                CONSUMER SERVICES  0.97%
-------------------------------------------------------------------------------
         6,729  Cendant Corp.**                                     124,066
                                                               ------------
TOTAL SERVICES
 (Cost $413,276)                                                    826,197
                                                               ------------
                               TECHNOLOGY 18.19%
-------------------------------------------------------------------------------
                COMPUTER HARDWARE  2.06%
-------------------------------------------------------------------------------
         2,100  Compaq Computer Corp.                                49,744
         1,500  Dell Computer Corp.**                                51,656
         1,400  International Business
                Machines Corp.                                      162,838
                                                               ------------
                                                                    264,238
                                                               ------------
                COMPUTER SERVICES & SOFTWARE  8.27%
-------------------------------------------------------------------------------
           700  America Online Inc.**                                83,562
         2,200  Computer Sciences Corp.**                           142,313
         3,400  First Data Corp.                                    152,787
         4,200  Fiserv Inc.**                                       157,500
         3,200  Microsoft Corp.**                                   258,200
        10,600  Oracle Corp.**                                      263,013
                                                               ------------
                                                                  1,057,375
                                                               ------------
                ELECTRONICS  4.38%
-------------------------------------------------------------------------------
         4,200  Intel Corp.                                         227,062
         3,400  Linear Technology Corp.                             180,200
         1,400  Texas Instruments Inc.                              153,125
                                                               ------------
                                                                    560,387
                                                               ------------
                NETWORKING  1.11%
-------------------------------------------------------------------------------
         1,300  Cisco Systems Inc.**                                141,537
                Telecommunications  2.37%
         3,600  Lucent Technologies Inc.                            204,750
         1,000  Nokia OYJ - ADR                                      71,000
           600  Sprint Corp. (PCS Group)**                           27,000
                                                               ------------
                                                                    302,750
                                                               ------------
TOTAL TECHNOLOGY
 (Cost $1,989,076)                                                2,326,287
                                                               ------------
TOTAL COMMON STOCKS
 (Cost $8,063,279)                                               12,340,636
                                                               ------------
                          CONVERTIBLE DEBENTURES 0.68%
-------------------------------------------------------------------------------
                                  ENERGY 0.68%
-------------------------------------------------------------------------------
                ENERGY EQUIPMENT & SERVICES  0.68%
-------------------------------------------------------------------------------
       $75,000  Nabors Industries Inc.,
                5.00%, 05/15/06 $                                    87,375
                                                               ------------
TOTAL ENERGY
 (Cost $89,707)                                                      87,375
                                                               ------------
TOTAL CONVERTIBLE DEBENTURES
 (Cost $89,707)                                                      87,375
                                                               ------------
                               MUTUAL FUNDS 2.95%
-------------------------------------------------------------------------------
       376,913  Dreyfus Cash Management
                Fund                                                376,913
                                                               ------------
TOTAL MUTUAL FUNDS
 (Cost $376,913)                                                    376,913
                                                               ------------
TOTAL INVESTMENTS
 (Cost $8,529,899)                                100.13%      $ 12,804,924
Liabilities in Excess
 of Other Assets                                   (0.13%)          (16,159)
                                                  -------------------------
NET ASSETS                                        100.00%      $ 12,788,765
                                                  -------------------------
                                                  -------------------------


See Notes to Statements of Investments.

WESTCORE BLUE CHIP FUND
May 28, 1999


       Shares or
       Principal                                                   Market
        Amount                                                     Value
       ---------                                                   ------
                              COMMON STOCKS 96.75%
-------------------------------------------------------------------------------
                             BASIC MATERIALS 6.38%
-------------------------------------------------------------------------------
                MULTI-INDUSTRY  3.44%
-------------------------------------------------------------------------------
        27,300  Tyco International Ltd.                        $  2,385,337
                                                               ------------
                PAPER & PACKAGING  1.90%
-------------------------------------------------------------------------------
        27,100  Ball Corp.                                        1,319,431
                                                               ------------
                TRANSPORTATION  1.04%
-------------------------------------------------------------------------------
        12,600  Union Pacific Corp.                                 718,987
                                                               ------------
TOTAL BASIC MATERIALS
 (Cost $3,558,521 )                                               4,423,755
                                                               ------------
                              CAPITAL GOODS 7.10%
-------------------------------------------------------------------------------
                AEROSPACE & DEFENSE  4.07%
-------------------------------------------------------------------------------
        19,700  General Dynamics Corp.                            1,295,275
        24,600  United Technologies Corp.                         1,526,738
                                                               ------------
                                                                  2,822,013
                                                               ------------
                ENGINEERING & CONSTRUCTION  3.03%
-------------------------------------------------------------------------------
        33,000  Ingersoll-Rand Co.                                2,101,688
                                                               ------------
TOTAL CAPITAL GOODS
 (Cost $3,231,291)                                                4,923,701
                                                               ------------
                           CONSUMER CYCLICALS 16.21%
-------------------------------------------------------------------------------
                AUTOMOTIVE  2.24%
-------------------------------------------------------------------------------
        13,140  Delphi Automotive Systems                           257,870
        18,800  General Motors Corp.                              1,297,200
                                                               ------------
                                                                  1,555,070
                                                               ------------
                CONSUMER PRODUCTS  2.16%
-------------------------------------------------------------------------------
        29,300  Harley-Davidson Inc.                              1,496,131
                                                               ------------
                HOTELS - RESTAURANTS - LEISURE  2.97%
-------------------------------------------------------------------------------
        50,300  Carnival Corp.                                    2,062,300
                                                               ------------
                MEDIA - PUBLISHING - CABLE  2.74%
-------------------------------------------------------------------------------
        13,600  Adelphia Communications -
                Class A**                                         1,026,800
        22,600  Viacom Inc. - Class B**                             870,100
                                                               ------------
                                                                  1,896,900
                                                               ------------
                RETAIL  6.10%
-------------------------------------------------------------------------------
        31,100  Dayton-Hudson Corp.                               1,959,300
        15,200  Intimate Brands Inc. - Class A                      787,550
        96,700  K Mart Corp.**                                    1,486,763
                                                               ------------
                                                                  4,233,613
                                                               ------------
TOTAL CONSUMER CYCLICALS
 (Cost $8,512,985)                                               11,244,014
                                                               ------------
                             CONSUMER STAPLES 7.43%
-------------------------------------------------------------------------------
                RETAIL FOOD & DRUG  7.43%
-------------------------------------------------------------------------------
        30,000  American Stores Co.                                 990,000
        27,900  CVS Corp.                                         1,283,400
        28,700  Kroger Co.**                                      1,680,744
        49,500  SuperValu Inc.                                    1,200,375
                                                               ------------
                                                                  5,154,519
                                                               ------------
TOTAL CONSUMER STAPLES
 (Cost $4,125,883)                                                5,154,519
                                                               ------------
                            CREDIT SENSITIVE 29.84%
-------------------------------------------------------------------------------
                FINANCIAL SERVICES  8.90%
-------------------------------------------------------------------------------
        19,500  CIT Group Inc. - Class A                            565,500
        17,300  Golden West Financial Corp.                       1,641,338
         8,000  Golman Sachs Group Inc.**                           543,500
        20,000  Household International Inc.                        867,500
        22,200  Lehman Brothers
                Holdings Inc.                                     1,212,675
        13,900  Morgan Stanley Dean
                Witter & Co.                                      1,341,350
                                                               ------------
                                                                  6,171,863
                                                               ------------
                INSURANCE  2.75%
-------------------------------------------------------------------------------
        27,200  Equitable Companies Inc.                          1,909,100
                                                               ------------
                UTILITIES - ELECTRIC  4.31%
-------------------------------------------------------------------------------
        18,100  DTE Energy Co.                                      788,481
        27,750  Edison International                                763,125
        32,930  GPU Inc.                                          1,434,513
                                                               ------------
                                                                  2,986,119
                                                               ------------
                UTILITIES - TELEPHONE  13.88%
-------------------------------------------------------------------------------
        36,500  ALLTEL Corp.                                      2,616,594
        30,000  AT&T Corp.                                        1,665,000
        40,600  BellSouth Corp.                                   1,915,813
        22,360  Sprint Corp. (FON Group)                          2,521,090
        16,800  US West Inc.                                        908,250
                                                               ------------
                                                                  9,626,747
                                                               ------------
TOTAL CREDIT SENSITIVE
 (Cost $16,327,176 )                                             20,693,829
                                                               ------------
                                HEALTHCARE 6.55%
                DRUGS & HEALTHCARE PRODUCTS  6.55%
-------------------------------------------------------------------------------
         7,800  Allergan Inc.                                       725,400
        31,160  Bristol-Myers Squibb Co.                          2,138,355
        37,300  Schering-Plough Corp.                             1,680,831
                                                               ------------
                                                                  4,544,586
                                                               ------------
TOTAL HEALTHCARE
 (Cost $2,047,120)                                                4,544,586
                                                               ------------
                                 SERVICES 5.23%
-------------------------------------------------------------------------------
                BUSINESS SERVICES  5.23%
-------------------------------------------------------------------------------
        19,400  Dun & Bradstreet Corp.                              679,000
        27,100  Hertz Corp. - Class A                             1,488,806
        27,600  Waste Management Inc.                             1,459,350
                                                               ------------
                                                                  3,627,156
                                                               ------------
TOTAL SERVICES
 (Cost $2,985,136)                                                3,627,156
                                                               ------------


                                                                              23

WESTCORE BLUE CHIP FUND
May 28, 1999 (CONTINUED)


       Shares or
       Principal                                                   Market
        Amount                                                     Value
       ---------                                                   ------

                               TECHNOLOGY 18.01%
-------------------------------------------------------------------------------
                COMPUTER HARDWARE  10.19%
-------------------------------------------------------------------------------
        22,700  Apple Computer Inc.**                          $  1,000,219
        21,400  International Business
                Machines Corp.                                    2,489,088
        36,800  Seagate Technology Inc.**                         1,110,900
        65,100  UniSys Corp.**                                    2,469,731
                                                               ------------
                                                                  7,069,938
                                                               ------------
                COMPUTER SOFTWARE & SERVICES  1.81%
-------------------------------------------------------------------------------
        16,900  Adobe Systems Inc.                                1,252,712
                                                               ------------
                ELECTRONICS  3.05%
-------------------------------------------------------------------------------
        25,500  Motorola Inc.                                     2,111,719
                                                               ------------
                NETWORKING  2.96%
-------------------------------------------------------------------------------
        87,500  Novell Inc.**                                     2,056,250
                                                               ------------
TOTAL TECHNOLOGY
 (Cost $7,982,577)                                               12,490,619
                                                               ------------
TOTAL COMMON STOCKS
 (Cost $48,770,689)                                              67,102,179
                                                               ------------
                               MUTUAL FUNDS 1.34%
-------------------------------------------------------------------------------
       930,975  Dreyfus Cash Management
                Fund                                                930,975
                                                               ------------
TOTAL MUTUAL FUNDS
 (Cost $930,975)                                                    930,975
                                                               ------------
           INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED 5.47%
-------------------------------------------------------------------------------
                               MUTUAL FUNDS 5.47%
-------------------------------------------------------------------------------
     2,407,400  AIM Liquid Assets Fund                            2,407,400
     1,383,501  Mitchell Hutchins Private
                Money Market Fund(4)                              1,383,501
                                                               ------------
                                                                  3,790,901
                                                               ------------
TOTAL MUTUAL FUNDS
 (Cost $3,790,901)                                                3,790,901
                                                               ------------
TOTAL INVESTMENTS OF CASH
 COLLATERAL FOR SECURITIES
 LOANED
 (Cost $3,790,901)                                             $  3,790,901
                                                               ------------
TOTAL INVESTMENTS
 (Cost $53,492,565)                               103.56%      $ 71,824,055
Liabilities in Excess
 of Other Assets                                   (3.56%)       (2,470,107)
                                                  -------------------------
NET ASSETS                                        100.00%      $ 69,353,948
                                                  -------------------------
                                                  -------------------------

See Notes to Statements of Investments.



WESTCORE MID-CAP OPPORTUNITY FUND
May 28, 1999


       Shares or
       Principal                                                   Market
        Amount                                                     Value
       ---------                                                   ------

                              COMMON STOCKS 96.41%
-------------------------------------------------------------------------------
                             BASIC MATERIALS 7.71%
-------------------------------------------------------------------------------
                METALS  2.81%
-------------------------------------------------------------------------------
         5,350  Bethlehem Steel Corp.**                        $     44,472
         1,050  USX - U.S. Steel Group Inc.                          28,284
                                                               ------------
                                                                     72,756
                                                               ------------
                PAPER & PACKAGING  3.21%
-------------------------------------------------------------------------------
           600  Ball Corp.                                           29,213
           700  Boise Cascade Corp.                                  27,737
           300  Georgia-Pacific (Georgia-
                Pacific Group)                                       25,931
                                                               ------------
                                                                     82,881
                                                               ------------
                TRANSPORTATION  1.69%
-------------------------------------------------------------------------------
           500  Alaska Air Group Inc.**                              20,750
           400  Delta Air Lines Inc.                                 22,950
                                                               ------------
                                                                     43,700
                                                               ------------
TOTAL BASIC MATERIALS
 (Cost $222,063)                                                    199,337
                                                               ------------
                              CAPITAL GOODS 3.13%
-------------------------------------------------------------------------------
                ELECTRICAL EQUIPMENT  1.65%
-------------------------------------------------------------------------------
           450  Honeywell Inc.                                       42,581
                                                               ------------
                MACHINERY & EQUIPMENT  1.48%
-------------------------------------------------------------------------------
         1,800  Milacron Inc.                                        38,363
                                                               ------------
TOTAL CAPITAL GOODS
 (Cost $74,681)                                                      80,944
                                                               ------------
                           CONSUMER CYCLICALS 22.29%
-------------------------------------------------------------------------------
                AUTOMOTIVE  8.79%
-------------------------------------------------------------------------------
         1,925  Dana Corp.                                           99,378
         1,050  Johnson Controls Inc.                                66,216
         1,250  Navistar International**                             61,719
                                                               ------------
                                                                    227,313
                                                               ------------


24

WESTCORE MID-CAP OPPORTUNITY FUND
May 28, 1999 (CONTINUED)


       Shares or
       Principal                                                   Market
        Amount                                                     Value
       ---------                                                   ------

                BUILDING RELATED  2.70%
-------------------------------------------------------------------------------
           575  Centex Corp.                                   $     21,311
         1,450  LaFarge Corp.                                        48,484
                                                               ------------
                                                                     69,795
                                                               ------------
                CONSUMER PRODUCTS  2.04%
-------------------------------------------------------------------------------
           300  Fortune Brands Inc.                                  12,263
           625  Whirlpool Corp.                                      40,312
                                                               ------------
                                                                     52,575
                                                               ------------
                HOTELS - RESTAURANTS - LEISURE  3.60%
-------------------------------------------------------------------------------
         2,950  Darden Restaurants Inc.                              62,872
         1,400  Harrah's Entertainment Inc.**                        30,275
                                                               ------------
                                                                     93,147
                                                               ------------
                RETAIL  5.16%
-------------------------------------------------------------------------------
         1,050  AnnTaylor Stores Corp.**                             45,347
         4,475  K Mart Corp.**                                       68,803
           500  Zale Corp.**                                         19,281
                                                               ------------
                                                                    133,431
                                                               ------------
TOTAL CONSUMER CYCLICALS
 (Cost $463,459)                                                    576,261
                                                               ------------
                             CONSUMER STAPLES 7.15%
-------------------------------------------------------------------------------
                FOOD, BEVERAGES & TOBACCO  5.98%
-------------------------------------------------------------------------------
           700  Canandaigua Brands Inc. -
                Class A**                                            34,825
         1,300  Earthgrains Co.                                      30,469
           600  RJR Nabisco Holdings Corp.                           18,562
         3,075  Tyson Foods Inc. - Class A                           70,725
                                                               ------------
                                                                    154,581
                                                               ------------
                RETAIL FOOD & DRUG  1.17%
-------------------------------------------------------------------------------
         1,250  SuperValu Inc.                                       30,312
                                                               ------------
TOTAL CONSUMER STAPLES
 (Cost $179,523)                                                    184,893
                                                               ------------
                            CREDIT SENSITIVE 28.80%
-------------------------------------------------------------------------------
                BANKS  3.50%
-------------------------------------------------------------------------------
         2,100  Sovereign Bancorp Inc.                               27,694
         1,700  UnionBanCal Corp.                                    62,847
                                                               ------------
                                                                     90,541
                                                               ------------
                FINANCIAL SERVICES  7.81%
-------------------------------------------------------------------------------
         1,750  CIT Group Inc. - Class A                             50,750
         2,250  Golden State Bancorp Inc.**                          55,266
           550  Golden West Financial Corp.                          52,181
           800  Lehman Brothers
                Holdings Inc.                                        43,700
                                                               ------------
                                                                    201,897
                                                               ------------
                INSURANCE  5.31%
-------------------------------------------------------------------------------
         1,000  Allmerica Financial Corp.                            58,563
         2,575  Conseco Inc.                                         78,698
                                                               ------------
                                                                    137,261
                                                               ------------
                UTILITIES - ELECTRIC  10.79%
-------------------------------------------------------------------------------
           850  Constellation Energy Group Inc.                      26,509
           825  DTE Energy Co.                                       35,939
         2,600  Energy East Corp.                                    72,150
         1,000  Pinnacle West Capital Corp.                          41,875
         1,050  Public Service Enterprise
                Group                                                44,034
         1,300  Texas Utilities Co.                                  58,500
                                                               ------------
                                                                    279,007
                                                               ------------
                UTILITIES - TELEPHONE  1.39%
-------------------------------------------------------------------------------
           500  ALLTEL Corp.                                         35,844
                                                               ------------
TOTAL CREDIT SENSITIVE
 (Cost $701,612)                                                    744,550
                                                               ------------
                                  ENERGY 9.10%
-------------------------------------------------------------------------------
                ENERGY PRODUCERS  5.11%
-------------------------------------------------------------------------------
         1,100  Apache Corp.                                         39,600
         2,400  Coastal Corp.                                        92,550
                                                               ------------
                                                                    132,150
                                                               ------------
                ENERGY EQUIPMENT & SERVICES  3.99%
-------------------------------------------------------------------------------
         1,300  Noble Drilling Corp.**                               23,562
         2,200  Pride International Inc.**                           22,963
         1,350  Transocean Offshore Inc.                             33,244
         1,275  Veritas DGC Inc.**                                   23,269
                                                               ------------
                                                                    103,038
                                                               ------------
TOTAL ENERGY
 (Cost $204,793)                                                    235,188
                                                               ------------
                                HEALTHCARE 5.59%
-------------------------------------------------------------------------------
                DRUGS & HEALTHCARE PRODUCTS  0.69%
-------------------------------------------------------------------------------
           700  Mylan Laboratories                                   17,763
                                                               ------------
                HEALTHCARE SERVICES  4.90%
-------------------------------------------------------------------------------
         4,400  HEALTHSOUTH Corp.**                                  58,850
           300  PacifiCare Health Systems -
                Class B**                                            25,912
         1,100  Trigon Healthcare Inc.**                             41,938
                                                               ------------
                                                                    126,700
                                                               ------------
TOTAL HEALTHCARE
 (Cost $128,939)                                                    144,463
                                                               ------------
                                 SERVICES 2.13%
-------------------------------------------------------------------------------
                BUSINESS SERVICES  2.13%
-------------------------------------------------------------------------------
         1,000  Hertz Corp. - Class A                                54,937
                                                               ------------
TOTAL SERVICES
 (Cost $39,988)                                                      54,937
                                                               ------------


                                                                              25

WESTCORE MID-CAP OPPORTUNITY FUND
May 28, 1999 (CONTINUED)


       Shares or
       Principal                                                   Market
        Amount                                                     Value
       ---------                                                   ------

                               TECHNOLOGY 10.51%
-------------------------------------------------------------------------------
                COMPUTER HARDWARE  8.22%
-------------------------------------------------------------------------------
         1,250  American Power
                Conversion Corp.**                             $     48,672
           650  Apple Computer Inc**                                 28,641
         1,025  NCR Corp.**                                          40,039
         2,100  Seagate Technology Inc.**                            63,394
         1,600  Storage Technology Corp.**                           31,800
                                                               ------------
                                                                    212,546
                                                               ------------
                COMPUTER SERVICES & SOFTWARE  0.89%
-------------------------------------------------------------------------------
           950  Sterling Software Inc.**                             23,097
                                                               ------------
                TELECOMMUNICATIONS  1.40%
-------------------------------------------------------------------------------
           750  US Cellular Corp.**                                  36,187
                                                               ------------
TOTAL TECHNOLOGY
 (Cost $288,833)                                                    271,830
                                                               ------------
TOTAL COMMON STOCKS
 (Cost $2,303,891)                                                2,492,403
                                                               ------------
                               MUTUAL FUNDS 3.37%
-------------------------------------------------------------------------------
        87,088  Dreyfus Cash Management
                Fund                                                 87,088
                                                               ------------
TOTAL MUTUAL FUNDS
 (Cost $87,088)                                                      87,088
                                                               ------------
TOTAL INVESTMENTS
 (Cost $2,390,979)                                 99.78%      $  2,579,491
Other Assets in
 Excess of Liabilities                              0.22%             5,738
                                                  -------------------------
NET ASSETS                                        100.00%      $  2,585,229
                                                  -------------------------
                                                  -------------------------


See Notes to Statements of Investments.


WESTCORE SMALL-CAP OPPORTUNITY FUND
May 28, 1999


       Shares or
       Principal                                                   Market
        Amount                                                     Value
       ---------                                                   ------

                              COMMON STOCKS 94.98%
-------------------------------------------------------------------------------
                             BASIC MATERIALS 8.26%
-------------------------------------------------------------------------------
                METALS  1.31%
-------------------------------------------------------------------------------
        13,200  AK Steel Holding Corp.                         $    316,800
        30,700  Citation Corp.**                                    412,531
        18,900  Ryerson Tull Inc.                                   434,700
                                                               ------------
                                                                  1,164,031
                                                               ------------
                MULTI-INDUSTRY  0.83%
-------------------------------------------------------------------------------
        20,140  Texas Industries Inc.                               732,593
                                                               ------------
                PAPER & WOOD  1.57%
-------------------------------------------------------------------------------
        16,400  Boise Cascade Corp.                                 649,850
        20,600  Chesapeake Corp.                                    742,887
                                                               ------------
                                                                  1,392,737
                                                               ------------
                TRANSPORTATION  4.55%
-------------------------------------------------------------------------------
         9,700  Alaska Air Group Inc.**                             402,550
        21,800  America West Holdings
                Corp. - Class B**                                   425,100
        36,100  Arkansas Best Corp.**                               320,388
        17,100  Consolidated Freightways
                Corp.**                                             228,712
        30,300  Johnstown America
                Industries Inc.**                                   477,225
         8,400  Oshkosh Truck Corp.                                 333,900
        15,600  Roadway Express Inc.                                300,300
        14,000  USFreightways Corp.                                 551,250
        26,400  Varlen Corp.                                        996,600
                                                               ------------
                                                                  4,036,025
                                                               ------------
TOTAL BASIC MATERIALS
 (Cost $7,343,391)                                                7,325,386
                                                               ------------
                              CAPITAL GOODS 5.72%
-------------------------------------------------------------------------------
                AEROSPACE & DEFENSE  4.92%
-------------------------------------------------------------------------------
         8,200  Alliant TechSystems Inc.**                          697,000
        26,420  Cordant Technologies Inc.                         1,281,370
        64,450  Ducommun Inc.**                                     737,147
        43,100  Kellstrom Industries Inc.**                         781,187
         8,600  Moog Inc. - Class A**                               235,963
        13,600  Primex Technologies Inc.                            258,400
        28,500  Remec Inc.**                                        370,500
                                                               ------------
                                                                  4,361,567
                                                               ------------
                ELECTRICAL EQUIPMENT  0.55%
-------------------------------------------------------------------------------
        17,900  Cable Design Technologies
                Corp.**                                             252,837
        16,000  Stoneridge Inc.**                                   232,000
                                                               ------------
                                                                    484,837
                                                               ------------
                OTHER - CAPITAL GOODS  0.25%
-------------------------------------------------------------------------------
         9,400  Rental Services Corp.**                             224,425
                                                               ------------
TOTAL CAPITAL GOODS
 (Cost $5,768,532)                                                5,070,829
                                                               ------------
                           CONSUMER CYCLICALS 20.09%
-------------------------------------------------------------------------------
                AUTOMOTIVE  2.81%
-------------------------------------------------------------------------------
        12,800  Arvin Industries Inc.                               502,400
        21,400  Dura Automotive Systems
                Inc. - Class A**                                    636,650
         4,000  Tecumseh Products Co. -
                Class A                                             264,000
        47,400  Tower Automotive Inc.**                           1,084,275
                                                               ------------
                                                                  2,487,325
                                                               ------------
                BUILDING RELATED  4.83%
-------------------------------------------------------------------------------
         6,800  Florida Rock Industries                             271,150
        10,900  Haverty Furniture                                   321,550
        29,900  LaFarge Corp.                                       999,781
        28,000  Lone Star Industries                                997,500
        31,100  MDC Holdings Inc.                                   614,225
        14,000  M/I Schottenstein Homes Inc.                        271,250
        81,000  Morrison Knudsen Corp.**                            804,938
                                                               ------------
                                                                  4,280,394
                                                               ------------


26

WESTCORE SMALL-CAP OPPORTUNITY FUND
May 28, 1999 (CONTINUED)


       Shares or
       Principal                                                   Market
        Amount                                                     Value
       ---------                                                   ------

                CONSUMER SOFT GOODS  0.87%
-------------------------------------------------------------------------------
        27,900  Oxford Industries Inc.                         $    774,225
                                                               ------------
                HOTELS - RESTAURANTS - LEISURE  2.88%
-------------------------------------------------------------------------------
        51,600  Innkeepers USA Trust                                532,125
        32,150  Monaco Coach Corp.                                  964,500
        46,000  Rare Hospitality
                International Inc.**                              1,058,000
                                                               ------------
                                                                  2,554,625
                                                               ------------
                RETAIL  8.70%
-------------------------------------------------------------------------------
        12,500  Blair Corp.                                         214,844
        90,200  Cato Corp. - Class A**                            1,183,875
        52,800  Elder-Beerman Stores Corp.**                        462,000
        42,700  Rent-Way Inc.**                                   1,072,838
        22,100  REX Stores Corp.**                                  455,813
        56,330  ShopKo Stores Inc.**                              1,999,715
        60,200  Zale Corp.**                                      2,321,463
                                                               ------------
                                                                  7,710,548
                                                               ------------
TOTAL CONSUMER CYCLICALS
 (Cost $16,105,859)                                              17,807,117
                                                               ------------
                             CONSUMER STAPLES 8.15%
-------------------------------------------------------------------------------
                FOOD, BEVERAGES & TOBACCO  6.64%
-------------------------------------------------------------------------------
        30,700  Ben & Jerry's Homemade -
                Class A**                                           861,519
        16,300  Canandaigua Brands Inc. -
                Class A**                                           810,925
        53,600  Earthgrains Co.                                   1,256,250
        19,400  Flowers Industries Inc.                             431,650
        78,800  Ralcorp Holdings Inc.**                           1,487,350
        16,300  Smithfield Foods Inc.**                             435,006
        13,100  Smucker (J.M.) Co. - Class A                        271,006
         9,000  Suiza Foods Corp.**                                 329,625
                                                               ------------
                                                                  5,883,331
                                                               ------------
                HOUSEHOLD PRODUCTS  0.73%
-------------------------------------------------------------------------------
         9,000  French Fragrances Inc.**                             68,344
        28,600  Ladd Furniture Inc.**                               582,725
                                                               ------------
                                                                    651,069
                                                               ------------
                RETAIL FOOD & DRUG  0.78%
-------------------------------------------------------------------------------
        21,000  Great Atlantic & Pacific
                TEA Co.                                             687,750
                                                               ------------
TOTAL CONSUMER STAPLES
 (Cost $7,435,203)                                                7,222,150
                                                               ------------
                            CREDIT SENSITIVE 28.91%
-------------------------------------------------------------------------------
                FINANCIAL SERVICES  10.55%
-------------------------------------------------------------------------------
        22,200  Advest Group Inc.                                   463,425
         8,600  Andover Bancorp Inc.                                250,475
        24,900  Astoria Financial Corp.                           1,120,500
        10,800  Dain Rauscher Corp.                                 562,275
        43,000  Downey Financial Corp.                              946,000
        38,100  Everen Capital Corp.                              1,116,806
        62,100  Golden State Bancorp Inc.**                       1,525,331
        46,200  Heller Financial Inc. -
                Class A                                           1,374,450
        24,100  LandAmerica Financial
                Group Inc.                                          691,369
        14,000  Mack-Cali Realty Corp.                              453,250
        18,369  MAF Bancorp Inc.                                    423,635
         6,400  Southwest Securities Group                          427,200
                                                               ------------
                                                                  9,354,716
                                                               ------------
                INSURANCE  3.42%
-------------------------------------------------------------------------------
        15,200  Chicago Title Corp.                                 559,550
        20,190  Delphi Financial Group -
                Class A**                                           700,336
        21,800  Enhance Financial Services
                Group                                               426,462
        26,900  FBL Financial Group Inc. -
                Class A                                             539,681
        38,000  Fremont General Corp.                               805,125
                                                               ------------
                                                                  3,031,154
                                                               ------------
                REITs  7.80%
-------------------------------------------------------------------------------
        24,500  Annaly Mortgage
                Management Inc.                                     251,125
        24,900  Bradley Real Estate Inc.                            519,787
        30,800  Brandywine Realty Trust                             598,675
        54,000  Eastgroup Properties                              1,096,875
        20,100  Essex Property Trust Inc.                           645,712
        35,000  Health Care REIT Inc.                               866,250
        41,200  Liberty Property Trust                              993,950
        21,800  Mills Corp.                                         480,962
        29,900  Parkway Properties Inc./Md.                         988,569
        19,800  Prentiss Properties Trust                           467,775
                                                               ------------
                                                                  6,909,680
                                                               ------------
                UTILITIES - ELECTRIC  6.10%
-------------------------------------------------------------------------------
        27,200  BEC Energy                                        1,196,800
        14,000  Calpine Corp.**                                     758,625
        16,440  Central Hudson Gas
                & Electric Corp.                                    693,562
        32,200  Cleco Corp.                                       1,064,612
        32,600  Rochester Gas and
                Electric Corp.                                      910,763
         8,200  TNP Enterprises Inc.                                305,963
        10,900  United Illuminating Co.**                           477,556
                                                               ------------
                                                                  5,407,881
                                                               ------------
                UTILITIES - GAS  1.04%
-------------------------------------------------------------------------------
        15,200  Dynegy Inc.                                         263,150
        23,300  Southwest Gas Corp.                                 658,225
                                                               ------------
                                                                    921,375
                                                               ------------
TOTAL CREDIT SENSITIVE
 (Cost $26,367,993)                                              25,624,806
                                                               ------------
                                  ENERGY 2.96%
-------------------------------------------------------------------------------
                ENERGY EQUIPMENT & SERVICES  0.93%
-------------------------------------------------------------------------------
         1,749  Eagle Geophysical Inc.**                              5,904
         7,800  Seacor Smit Inc.**                                  387,075
        27,200  Seitel Inc.**                                       430,100
                                                               ------------
                                                                    823,079
                                                               ------------


                                                                              27

WESTCORE SMALL-CAP OPPORTUNITY FUND
May 28, 1999 (CONTINUED)


       Shares or
       Principal                                                   Market
        Amount                                                     Value
       ---------                                                   ------

                ENERGY PRODUCERS  2.03%
-------------------------------------------------------------------------------
        22,500  Louis Dreyfus Natural Gas**                    $    438,750
        33,800  Pennzoil-Quaker State Co.                           468,975
        75,300  Tesoro Petroleum Corp.**                            889,481
                                                               ------------
                                                                  1,797,206
                                                               ------------
TOTAL ENERGY
 (Cost $2,575,268)                                                2,620,285
                                                               ------------
                                HEALTHCARE 8.49%
-------------------------------------------------------------------------------
                BIOTECHNOLOGY  0.85%
-------------------------------------------------------------------------------
        22,200  Conmed Corp.**                                      754,800
                                                               ------------
                DRUGS & HEALTHCARE PRODUCTS  3.26%
-------------------------------------------------------------------------------
        12,500  Bard (C.R.) Inc.                                    571,094
        42,700  Dura Pharmaceuticals Inc.**                         443,012
        16,000  Medco Research Inc.**                               376,000
        35,200  Polymedica Corp.**                                  301,400
        62,900  Roberts Pharmaceutical
                Corp.**                                           1,195,100
                                                               ------------
                                                                  2,886,606
                                                               ------------
                HEALTHCARE SERVICES  4.38%
-------------------------------------------------------------------------------
        48,293  Bindley Western
                Industries Inc.                                   1,454,827
        55,900  Physician Reliance Network**                        503,100
        50,500  Trigon Healthcare Inc.**                          1,925,313
                                                               ------------
                                                                  3,883,240
                                                               ------------
TOTAL HEALTHCARE
 (Cost $7,072,416)                                                7,524,646
                                                               ------------
                                 SERVICES 7.24%
-------------------------------------------------------------------------------
                BUSINESS SERVICES  7.24%
-------------------------------------------------------------------------------
        69,100  Avis Rent A Car Inc.**                            1,982,306
        25,700  Data Processing Resources**                         390,319
        29,900  Dollar Thrifty Automotive
                Group**                                             635,375
        52,000  Personnel Group of
                America Inc.**                                      591,500
        29,500  Pomeroy Computer
                Resources**                                         424,063
        64,200  Safety-Kleen Corp.**                              1,007,138
        20,900  URS Corp.**                                         514,663
        34,200  World Color Press Inc.**                            872,100
                                                               ------------
                                                                  6,417,464
                                                               ------------
TOTAL SERVICES
 (Cost $5,893,819)                                                6,417,464
                                                               ------------
                                TECHNOLOGY 5.16%
-------------------------------------------------------------------------------
                COMPUTER HARDWARE  0.83%
-------------------------------------------------------------------------------
        19,100  Brooktrout Inc.**                                   359,319
        35,700  InFocus Systems Inc.**                              374,850
                                                               ------------
                                                                    734,169
                                                               ------------
                COMPUTER SOFTWARE 1.60%
-------------------------------------------------------------------------------
        25,700  Software Spectrum Inc.**                            346,950
        44,300  Sterling Software Inc.**                          1,077,044
                                                               ------------
                                                                  1,423,994
                                                               ------------
                ELECTRONICS  1.98%
-------------------------------------------------------------------------------
        29,100  Aeroflex Inc.**                                     423,769
        19,200  Bel Fuse Inc. - Class B                             547,200
        98,600  Integrated Device
                Technology Inc.**                                   782,637
                                                               ------------
                                                                  1,753,606
                                                               ------------
                TELECOMMUNICATIONS  0.75%
-------------------------------------------------------------------------------
        10,000  Intervoice Inc.**                                   111,250
        29,100  Periphonics Corp.**                                 312,825
        12,800  Teltrend Inc.**                                     240,000
                                                               ------------
                                                                    664,075
                                                               ------------
TOTAL TECHNOLOGY
 (Cost $4,413,669)                                                4,575,844
                                                               ------------
TOTAL COMMON STOCKS
 (Cost $82,976,150)                                              84,188,527
                                                               ------------
                               MUTUAL FUNDS 4.26%
-------------------------------------------------------------------------------
     3,774,053  Dreyfus Cash Management
                Fund                                              3,774,053
                                                               ------------
TOTAL MUTUAL FUNDS
 (Cost $3,774,053)                                                3,774,053
                                                               ------------
           INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED 0.49%
-------------------------------------------------------------------------------
                               MUTUAL FUNDS 0.49%
-------------------------------------------------------------------------------
       430,156  Mitchell Hutchins Private
                Money Market Fund(4)                                430,156
                                                               ------------
TOTAL MUTUAL FUNDS
 (Cost $430,156)                                                    430,156
                                                               ------------
TOTAL INVESTMENTS OF CASH
 COLLATERAL FOR SECURITIES
 LOANED
 (Cost $430,156)                                                    430,156
                                                               ------------
TOTAL INVESTMENTS
 (Cost $87,180,359)                                99.73%      $ 88,392,736
Other Assets in Excess
 of Liabilities                                     0.27%           241,871
                                                  -------------------------
NET ASSETS                                        100.00%      $ 88,634,607
                                                  -------------------------
                                                  -------------------------

See Notes to Statements of Investments.

WESTCORE LONG-TERM BOND FUND
May 28, 1999


       Shares or
       Principal                                                   Market
        Amount                                                     Value
       ---------                                                   ------

                U.S. GOVERNMENT TREASURIES  47.96%
-------------------------------------------------------------------------------
                U.S. TREASURY BONDS  31.89%
-------------------------------------------------------------------------------
    $1,000,000  7.875%, 02/15/21                               $  1,205,625
     1,100,000  8.125%, 08/15/21                                  1,361,937
     1,750,000  6.25%, 08/15/23                                   1,782,267
     1,000,000  6.00%, 02/15/26                                     990,625
     1,500,000  6.625%, 02/15/27                                  1,610,157
                                                               ------------
                                                                  6,950,611
                                                               ------------
                U.S. GOVERNMENT ZERO COUPON
                STRIPS  16.07%
-------------------------------------------------------------------------------
     4,000,000  08/15/11                                          1,909,536
     3,000,000  08/15/18                                            916,494
     2,500,000  08/15/20                                            677,815
                                                               ------------
                                                                  3,503,845
                                                               ------------
TOTAL U.S. GOVERNMENT TREASURIES
 (Cost 10,061,391)                                               10,454,456
                                                               ------------
                             CORPORATE BONDS 45.73%
-------------------------------------------------------------------------------
                                FINANCIAL 20.01%
-------------------------------------------------------------------------------
                INSURANCE  7.80%
-------------------------------------------------------------------------------
       230,000  Aetna Services Inc.,
                7.625%, 08/15/26                                    231,115
       250,000  Geico Corp.,
                9.15%, 09/15/21                                     270,003
       250,000  Leucadia National Corp.,
                7.75%, 08/15/13                                     242,872
       500,000  Lincoln National Insurance
                Corp., 9.125%, 10/01/24                             544,202
       125,000  Progressive Corp.,
                6.625%, 03/01/29                                    117,438
       300,000  Zurich Reinsurance Centre
                Holdings, 7.125%, 10/15/23                          293,557
                                                               ------------
                                                                  1,699,187
                                                               ------------
                                  REITs 12.21%
-------------------------------------------------------------------------------
       100,000  Avalon Bay Communities Inc.,
                6.50%, 07/15/03                                      97,720
       100,000  Centerpoint Property Trust,
                6.75%, 04/01/05                                      95,826
       175,000  Equity Office Properties
                Trust, 6.625%, 02/15/05                             170,407
       250,000  ERP Operating Ltd.
                Partnership, 7.57%, 08/15/26                        255,002
       250,000  Health Care Properties,
                6.50%, 02/15/06                                     230,531
       300,000  Kimco Realty Corp.,
                6.83%, 11/14/05                                     291,032
       150,000  Nationwide Health Property,
                7.23%, 11/08/06                                     143,403
       250,000  New Plan Realty Trust,
                7.75%, 04/06/05                                     257,526
       125,000  Price Development Co. LP,
                7.29%, 03/11/08                                     117,043
       375,000  Property Trust of America,
                6.875%, 02/15/08                                    367,044
       250,000  Rouse Co.,
                8.50%, 01/15/03                                     261,009
       200,000  Security Capital Industrial
                Trust, 7.95%, 05/15/08                              202,794
       175,000  Weingarten Realty Investors
                Trust, 7.22%, 06/01/05                              172,766
                                                               ------------
                                                                  2,662,103
                                                               ------------
TOTAL FINANCIAL
 (Cost $4,295,541)                                                4,361,290
                                                               ------------
                               INDUSTRIAL 18.37%
-------------------------------------------------------------------------------
                AEROSPACE & DEFENSE  2.39%
-------------------------------------------------------------------------------
       250,000  Lockheed Martin Corp.,
                7.70%, 06/15/08                                     262,491
       260,000  Raytheon Co.,
                6.50%, 07/15/05                                     258,419
                                                               ------------
                                                                    520,910
                                                               ------------
                CHEMICALS  3.76%
-------------------------------------------------------------------------------
       500,000 Borden Inc.,
                7.875%, 02/15/23                                    411,103
        400,000 Lubrizol Corp.,
                7.25%, 06/15/25                                     408,956
                                                               ------------
                                                                    820,059
                                                               ------------
                HOSPITAL EQUIPMENT  1.05%
-------------------------------------------------------------------------------
        200,000 Hillenbrand Industries Inc.,
                8.50%, 12/01/11                                     230,143
                                                               ------------
                HOTELS - RESTAURANTS - LEISURE 3.01%
-------------------------------------------------------------------------------
        150,000 Circus Circus Enterprises Inc.,
                6.45%, 02/01/06                                     134,679
        250,000 Hilton Hotels Corp.,
                7.95%, 04/15/07                                     254,907
        175,000 Marriott International Inc.,
                6.875%, 11/15/05(1)                                 170,825
                Mirage Resorts Inc.:
        50,000  7.25%, 10/15/06                                      48,932
        50,000  6.75%, 08/01/07                                      47,283
                                                               ------------
                                                                    656,626
                                                               ------------
                MEDIA - PUBLISHING - CABLE  3.43%
-------------------------------------------------------------------------------
       175,000  AT&T Corp.,
                6.50%, 03/15/29                                     162,877
       300,000  Cox Communications Inc.,
                7.625%, 06/15/25                                    309,462
       275,000  Time Warner Inc.,
                7.25%, 10/15/17                                     274,397
                                                               ------------
                                                                    746,736
                                                               ------------
                OIL COMPANIES  1.01%
-------------------------------------------------------------------------------
       100,000  Burlington Resources,
                7.375%, 03/01/29                                     99,698
       125,000  Conoco Inc.,
                6.35%, 04/15/09                                     121,328
                                                               ------------
                                                                    221,026
                                                               ------------


                                                                              29

WESTCORE LONG-TERM BOND FUND
May 28, 1999 (CONTINUED)


       Shares or
       Principal                                                   Market
        Amount                                                     Value
       ---------                                                   ------

                RETAIL  3.72%
-------------------------------------------------------------------------------
     $ 500,000  K Mart Corp.,
                7.95%, 02/01/23                                $    502,733
                Penney (JC) Co. Inc.,
       120,000  7.625%, 03/01/97                                    110,140
        75,000  7.40%, 04/01/37                                      75,941
       125,000  Pep Boys - Manny, Moe
                & Jack, 6.52%, 07/16/07                             121,087
                                                               ------------
                                                                    809,901
                                                               ------------
TOTAL INDUSTRIAL
 (Cost $3,923,869)                                                4,005,401
                                                               ------------
                              TRANSPORTATION 5.81%
-------------------------------------------------------------------------------
                AIR TRANSPORTATION  5.81%
-------------------------------------------------------------------------------
       350,000  AMR Corp.,
                10.00%, 04/15/21                                    424,915
       125,000  Atlas Air Inc. Pass-Through
                Certificates, Series 991A
                7.20%, 01/02/19         121,094
       317,977  Jet Equipment Trust Series
                95-B, 7.83%, 02/15/15(1)                            323,703
       225,944  United Air Lines Inc. Pass-
                Through Certificates, Series
                95-A1, 9.02%, 04/19/12                              247,830
       150,000  US Airways Inc. Pass-Through
                Certificates, Series 98-1,
                6.85%, 01/30/18                                     148,624
                                                               ------------
                                                                  1,266,166
                                                               ------------
TOTAL TRANSPORTATION
 (Cost $1,167,720)                                                1,266,166
                                                               ------------
                                UTILITIES 1.54%
-------------------------------------------------------------------------------
                ELECTRIC & OTHER SERVICES
                COMBINED  0.86%
-------------------------------------------------------------------------------
       200,000  Pacificorp,
                5.65%, 11/01/06                                     188,403
                                                               ------------
                NATURAL GAS  0.68%
-------------------------------------------------------------------------------
       150,000  KN Energy Inc.,
                7.25%, 03/01/28                                     147,247
                                                               ------------
TOTAL UTILITIES
 (Cost $349,042)                                                    335,650
                                                               ------------
TOTAL CORPORATE BONDS
 (Cost $ 9,736,172)                                               9,968,507
                                                               ------------
                        MORTGAGE-BACKED SECURITIES 1.60%
-------------------------------------------------------------------------------
        363,571 FHLMC Pool #G00336,
                6.00%, 10/01/24                                     348,446
                                                               ------------
TOTAL MORTGAGE-BACKED
 SECURITIES
 (Cost $339,500)                                                    348,446
                                                               ------------
                               MUTUAL FUNDS 3.02%
-------------------------------------------------------------------------------
       658,764  Dreyfus Cash Management
                Fund                                                658,764
                                                               ------------
TOTAL MUTUAL FUNDS
 (Cost $658,764)                                                    658,764
                                                               ------------
                              INVESTMENTS OF CASH
                     COLLATERAL FOR SECURITIES LOANED 0.52%
-------------------------------------------------------------------------------
                                  MUTUAL FUNDS
-------------------------------------------------------------------------------
       113,300  Mitchell Hutchins Private
                Money Market Fund(4)                                113,300
                                                               ------------
TOTAL MUTUAL FUNDS
 (Cost $113,300)                                                    113,300
                                                               ------------
TOTAL INVESTMENTS OF CASH
 COLLATERAL FOR SECURITIES
 LOANED
 (Cost $113,300)                                               $    113,300
                                                               ------------
TOTAL INVESTMENTS
 (Cost $20,909,128)                                98.83%      $ 21,543,473
Other Assets
 in Excess of Liabilities                           1.17%           254,280
                                                  -------------------------
NET ASSETS                                        100.00%      $ 21,797,753
                                                  -------------------------
                                                  -------------------------


See Notes to Statements of Investments.

WESTCORE INTERMEDIATE-TERM BOND FUND
May 28, 1999


       Shares or
       Principal                                                   Market
        Amount                                                     Value
       ---------                                                   ------

                             CORPORATE BONDS 60.84%
-------------------------------------------------------------------------------
                                FINANCIAL 27.96%
-------------------------------------------------------------------------------
                FINANCIAL SERVICES  3.23%
-------------------------------------------------------------------------------
     $ 450,000  Beneficial Corp.
                6.25%, 02/18/13                                $    448,237
       725,000  General Motors Acceptance
                Corp., 6.60%, 01/17/01                              731,724
       150,000  Transamerica Financial Corp.,
                6.125%, 11/01/01                                    149,500
                                                               ------------
                                                                  1,329,461
                                                               ------------
                INSURANCE  2.82%
-------------------------------------------------------------------------------
     1,150,000  Aetna Services Inc.,
                7.125%, 08/15/06                                  1,161,819
                                                               ------------
                INVESTMENT BANKING/BROKERAGE  2.08%
-------------------------------------------------------------------------------
       475,000  Donaldson, Lufkin & Jenrette
                Inc. 5.875%, 04/01/02                               467,430
       400,000  Merrill Lynch & Co. Inc.,
                6.00%, 07/15/05                                     387,338
                                                               ------------
                                                                    854,768
                                                               ------------
                REITs  19.83%
-------------------------------------------------------------------------------
       300,000  Avalon Bay Communities Inc.,
                6.50%, 07/15/03                                     293,159
       300,000  Camden Property Trust,
                7.00%, 04/15/04                                     296,067
       400,000  Centerpoint Property Trust,
                6.75%, 04/01/05                                     383,306
       600,000  Corporate Property Investors,
                7.75%, 08/15/04(1)                                  616,093
       375,000  CP Limited Partnership
                6.92%, 12/10/14                                     347,915
       500,000  Developers Diversified Realty
                Trust, 6.95%, 07/23/04                              483,648
       375,000  Evans Withycombe Residential
                Trust,7.50%, 04/15/04                               383,766
       400,000  Health Care Properties
                6.50%, 02/15/06                                     368,850
     1,000,000  Kimco Realty Corp.,
                6.83%, 11/14/05                                     970,106
      425,000   Nationwide Health Property
                Trust, 7.23%, 11/08/06                              406,309
     1,000,000  New Plan Realty Trust,
                7.75%, 04/06/05                                   1,030,104
       200,000  Price Develpment Co. LP,
                7.29%, 03/11/08                                     187,269
       350,000  Security Capital Industrial
                Trust, 7.95%, 05/15/08                              354,890
       300,000  United Dominion Realty
                Trust Inc., 8.125%, 11/15/00                        305,519
        750,000 Washington Real Estate
                Investment Trust, 7.125%,
                08/13/03                                            748,603
     1,000,000  Weingarten Realty Investors
                Trust, 7.22%, 06/01/05                              987,232
                                                               ------------
                                                                  8,162,836
                                                               ------------
TOTAL FINANCIAL
 (Cost $11,576,189)                                              11,508,884
                                                               ------------
                               INDUSTRIAL 22.04%
-------------------------------------------------------------------------------
                AEROSPACE & DEFENSE  4.68%
-------------------------------------------------------------------------------
       790,000  Raytheon Co., 6.50%,
                07/15/05                                            785,195
     1,150,000  Rockwell International Corp.,
                6.625%, 06/01/05                                  1,142,403
                                                               ------------
                                                                  1,927,598
                                                               ------------
                HOSPITAL EQUIPMENT  0.91%
-------------------------------------------------------------------------------
       325,000  Hillenbrand Industries Inc.,
                8.50%, 12/01/11                                     373,983
                                                               ------------
                HOTELS-RESTAURANTS-LEISURE  3.43%
-------------------------------------------------------------------------------
       350,000  Circus Circus Enterprises Inc.,
                6.45%, 02/01/06                                     314,250
       600,000  Hilton Hotels Corp.,
                7.95%, 04/15/07                                     611,777
       300,000  Marriott International Inc.,
                6.875%, 11/15/05(1)                                 292,843
                Mirage Resorts Inc.:
       100,000  7.25%, 10/15/06                                      97,863
       100,000  6.75%, 08/01/07                                      94,566
                                                               ------------
                                                                  1,411,299
                                                               ------------
                MEDIA - PUBLISHING - CABLE  8.06%
-------------------------------------------------------------------------------
       350,000  AT&T Corp., 5.625%,
                03/15/04                                            341,058
     1,100,000       Cox Communications Inc.,
                6.375%, 06/15/00                                  1,103,764
       750,000  New York Times Co.,
                7.625%, 03/15/05                                    790,626
     1,000,000  Time Warner Entertainment
                Co., 9.625%, 05/01/02                             1,081,084
                                                               ------------
                                                                  3,316,532
                                                               ------------
                METALS  2.90%
-------------------------------------------------------------------------------
     1,000,000  CSR America Inc.,
                6.875%, 07/21/05                                    988,558
       225,000  Cyprus Amax Minerals Co.,
                6.625%, 10/15/05                                    205,986
                                                               ------------
                                                                  1,194,544
                                                               ------------
                OIL COMPANIES  0.54%
-------------------------------------------------------------------------------
       225,000  Conoco Inc., 5.90%, 04/15/04                        220,557
                                                               ------------
                RETAIL  1.52%
-------------------------------------------------------------------------------
       400,000  Penney (JC) Co. Inc.,
                7.25%, 04/01/02                                     406,574
       225,000  Pep Boys - Manny, Moe
                & Jack, 6.52%, 07/16/07                             217,957
                                                               ------------
                                                                    624,531
                                                               ------------
TOTAL INDUSTRIAL
 (Cost $8,993,312)                                                9,069,044
                                                               ------------
                              TRANSPORTATION 8.70%
-------------------------------------------------------------------------------
                AIR TRANSPORTATION  8.70%
-------------------------------------------------------------------------------
       730,381  American Airlines Inc.,
                Series 1991, 9.71%, 01/02/07                        786,134
       464,969  Continental Airlines Pass-
                Through Certificates, Series
                962A, 7.75%, 07/02/14                               481,590


                                                                              31

WESTCORE INTERMEDIATE-TERM BOND FUND
May 28, 1999


       Shares or
       Principal                                                   Market
        Amount                                                     Value
       ---------                                                   ------

     $ 981,187  Jet Equipment Trust, Series
                95-B, 7.83%, 02/15/15(1)                       $    998,856
       903,777  United Air Lines Inc. Pass-
                Through Certificates, Series
                95-A1, 9.02%, 04/19/12                              991,321
       325,000  US Airways Inc. Pass-Through
                Certificates, Series 98-1
                6.85%, 01/30/18                                     322,018
                                                               ------------
                                                                  3,579,919
                                                               ------------
TOTAL TRANSPORTATION
 (Cost $3,415,871)                                                3,579,919
                                                               ------------
                                UTILITIES 2.14%
-------------------------------------------------------------------------------
                ELECTRIC & OTHER SERVICES
                COMBINED  1.03%
-------------------------------------------------------------------------------
       450,000  Pacificorp, 5.65%, 11/01/06                         423,906
                                                               ------------
                NATURAL GAS  1.11%
-------------------------------------------------------------------------------
       460,000  KN Energy Inc.,
                6.45%, 03/01/03                                     455,989
                                                               ------------
TOTAL UTILITIES
 (Cost $907,925)                                                    879,895
                                                               ------------
TOTAL CORPORATE BONDS
 (Cost $24,893,297)                                              25,037,742
                                                               ------------
                            ASSET-BACKED SECURITIES,
                            COLLATERALIZED MORTGAGE
                            OBLIGATIONS & MORTGAGE-
                            BACKED SECURITIES 22.13%
-------------------------------------------------------------------------------
                ASSET-BACKED SECURITIES  11.69%
-------------------------------------------------------------------------------
       500,000  American Express Master
                Trust, 5.90%, 04/15/04                              495,607
       250,000  Americredit Automobile
                Receivables Trust, Series 1999-B,
                Class A4, 5.96%, 03/05/06                           247,000
                California Infrastructure PG&E-1,
                Series 1997-1, Class A-5:
       250,000  6.25%, 06/25/04                                     250,656
       100,000  6.32%, 09/25/05                                     100,085
       525,000  Carco Auto Loan Master
                Trust, Series 1991-1 Class A2,
                5.78%, 03/15/04 $                                   520,131
       250,000  COMED Transitional Funding
                Trust, Series 1998-1, Class A2,
                5.29%, 06/25/03                                     248,049
       150,000  COMED Transitional Funding
                Trust, Series 1998-1, Class A6,
                5.63%, 06/25/09                                     142,598
       250,000  Discover Card Master Trust I,
                Series 1999-2, Class A, 5.90%,
                10/15/04                                            246,879
       450,000  Ford Credit Auto Owner
                Trust, Series 1998-C, Class A4,
                5.81%, 03/15/02                                     451,334
       200,000  Household Automobile Revolving Trust I,
                Series 1998-1, Class B1,
                6.30%, 05/17/05                                     201,837
       375,000  John Deere Owner Trust,
                Series 1999-A, Class A4,
                6.12%, 10/17/05                                     373,200
       340,000  Newcourt Equipment Trust
                Securities, Series 1998-1,
                Class A3, 5.24%, 12/20/02                           333,430
       650,000  Premier Auto Trust, Series
                1998-2, Class A3, 5.77%,
                01/06/02                                            652,064
       300,000  Premier Auto Trust, Series
                1998-5, Class A3, 5.07%,
                07/08/02                                            296,906
       250,000  Union Acceptance Corp, Series
                1998-B, Class A3, 5.875%,
                08/08/02                                            250,996
                                                               ------------
                                                                  4,810,772
                                                               ------------
                COLLATERALIZED MORTGAGE
                OBLIGATIONS  0.61%
-------------------------------------------------------------------------------
       243,950  Collateralized Mortgage
                Securities Corp., Series 1988-4,
                Class B, 8.75%, 04/20/19                            253,682
                                                               ------------
                MORTGAGE-BACKED SECURITIES  9.83%
-------------------------------------------------------------------------------
     1,508,818  FHLMC Pool #G00336,
                6.00%, 10/01/24 $                                 1,446,051
       769,737  FNMA Pool #303845,
                7.00%, 05/01/11                                     783,385
     1,030,486  FNMA Pool #362443,
                6.50%, 12/01/08                                   1,032,300
       724,935  GNMA Pool #780019,
                9.50%, 12/15/09                                     782,444
                                                               ------------
                                                                  4,044,180
                                                               ------------
TOTAL ASSET-BACKED SECURITIES,
 COLLATERALIZED MORTGAGE
 OBLIGATIONS & MORTGAGE-
 BACKED SECURITIES
 (Cost $9,028,732)                                                9,108,634
                                                               ------------
                       U.S. GOVERNMENT TREASURIES 12.49%
-------------------------------------------------------------------------------
                U.S. Treasury Notes:
     1,000,000  6.875%, 03/31/00                                  1,014,375
       500,000  6.75%, 04/30/00                                     507,032
     1,500,000  6.25%, 04/30/01                                   1,522,032
     2,000,000  7.875%, 08/15/01                                  2,097,500
                                                               ------------
                                                                  5,140,939
                                                               ------------
TOTAL U.S. GOVERNMENT TREASURIES
 (Cost $5,117,818)                                                5,140,939
                                                               ------------
                               MUTUAL FUNDS 3.25%
-------------------------------------------------------------------------------
     1,338,057  Dreyfus Cash Management
                Fund                                              1,338,057
                                                               ------------
TOTAL MUTUAL FUNDS
 (Cost $1,338,057)                                                1,338,057
                                                               ------------
TOTAL INVESTMENTS
 (Cost $40,377,904)                                98.71%      $ 40,625,372
Other Assets in Excess
 of Liabilities                                     1.29%           530,098
                                                  -------------------------
NET ASSETS                                        100.00%      $ 41,155,470
                                                  -------------------------
                                                  -------------------------


See Notes to Statements of Investments.

WESTCORE COLORADO TAX-EXEMPT FUND
May 28, 1999

Shares or                                                               Bond
Principal                                                              Rating*            Market
Amount                                                               Moody's/S&P           Value
------                                                               -----------           -----
       CERTIFICATES OF PARTICIPATION  4.80%
------------------------------------------------------------------------------------------------------
$   200,000   Bent County, Certificate of Participation,
              Jail Facility and County Project Lease Purchase
              Agreement, 4.50%, 12/01/10, Optional
              anytime @ 100.00, Asset Guaranty                           NR/AA          $    193,196
     90,000   Colorado State Board of Agriculture,
              Certificate of Participation CSU Research
              Foundation Master Lease Purchase Agreement,
              6.45%, 11/01/01, Optional anytime
              @ 100.00, MBIA                                           Aaa/AAA                91,112
    500,000   Fremont County, Certificate of Participation,
              Lease Purchase Agreement, 5.125%,
              12/15/11, Optional anytime @ 100.00,
              MBIA                                                     Aaa/AAA               507,380
    500,000   Larimer County Certificate of Participation
              Courthouse & Jail Facilities Lease Purchase
              Agreement, 4.75%, 12/15/09, Optional
              anytime @ 100.00, FSA                                    Aaa/AAA               497,530
    100,000   Moffat County, Certificate of Participation
              Public Safety Center Project Lease Purchase
              Agreement 4.75%, 06/01/09, Optional
              anytime @ 100.00, AMBAC                                  Aaa/AAA                99,527
    250,000   State of Colorado, Certificate of Participation
              Master Lease Purchase Agreement II,
              5.10%, 11/01/06, Optional anytime
              @ 100.00, MBIA                                           Aaa/AAA               261,458
    510,000   Weld County, Certificate of Participation
              Correctional Facilities Lease Purchase
              Agreement, 5.35%, 08/01/10, Optional
              anytime @ 100.00, MBIA                                   Aaa/AAA               534,750
                                                                                      --------------
TOTAL CERTIFICATES OF PARTICIPATION
  (Cost $2,144,188)                                                                        2,184,953
                                                                                      --------------
       GENERAL OBLIGATION BONDS  64.06%
------------------------------------------------------------------------------------------------------
              County/City/Special District/School District  64.06%
------------------------------------------------------------------------------------------------------
    100,000   Adams County School District 12,
              7.25%, 12/15/09, Prerefunded 12/15/99
              @ 100.00                                                   NR/A+               102,095
    500,000   Adams County School District 14,
              5.30%, 12/01/09, Optional 12/01/07
              @ 101.00, FSA                                            Aaa/AAA               527,105
    100,000   Adams & Arapahoe Counties Joint School
              District 28J, 5.75%, 12/01/06, MBIA                      Aaa/AAA               108,819
    100,000   Adams & Arapahoe Counties School
              District 29J, 5.40%, 12/01/09, Optional
              12/01/06 @ 100.00, MBIA                                  Aaa/AAA               105,811
    250,000   Adams & Weld Counties School
              District 27J, 5.55%, 12/01/09, Optional
              12/01/06 @ 100.00, FGIC                                  Aaa/AAA               264,935
    125,000   Alamosa & Conejos Counties School District
              Re-11J, 4.90%, 12/01/07, Optional 12/01/05
              @ 100.00, MBIA                                           Aaa/AAA               129,146
              Arapahoe County School District 1:
    100,000     4.85%, 11/01/04, FSA                                   Aaa/AAA               103,514
    500,000     5.25%, 12/01/13, Optional 12/01/08
                @ 100.00, FSA                                          Aaa/AAA               510,505
              Arapahoe County School District 2:
    100,000     6.75%, 12/01/04, Prerefunded 12/01/99
                @ 101.00                                                Aa3\NR               102,759
     25,000     6.75%, 12/01/04, Escrowed to Maturity                   Aa3\NR                28,211
              Arapahoe County School District 5:
    250,000     5.25%, 12/15/04,Optional 12/15/03
                @ 100.00                                                Aa2/AA               261,918
    500,000     5.50%, 12/15/06 Aa2/AA                                                       536,975
              Arapahoe County School District 6:
    250,000     5.50%, 12/01/06                                         Aa2/AA               269,743
  1,000,000     5.00%, 12/01/07                                         Aa2/AA             1,045,090
    250,000   Archuleta & Hinsdale Counties Joint
              School District 50 JT, 5.50%, 12/01/14,
              Optional 12/01/06 @ 101.00, MBIA                         Aaa/AAA               259,942
    150,000   Archuleta & La Plata Counties School
              District No. 10 JT-R, 4.20%, 12/01/10,
              Optional 12/01/08 @ 100.00, MBIA                         Aaa/AAA               144,268
    100,000   Basalt & Rural Fire Protection District,
              Eagle & Pitkin Counties, 5.20%, 12/01/15,
              Optional 12/01/06 @ 100.00, AMBAC                        Aaa/AAA               101,526
              Boulder, Central Area General
              Improvement District:
    400,000     5.00%, 06/15/08, AMBAC                                 Aaa/AAA               414,720
    500,000     4.60%, 06/15/11, Optional 06/15/08
                @ 101.00, AMBAC                                        Aaa/AAA               490,205


                                                                              33

WESTCORE COLORADO TAX-EXEMPT FUND
May 28, 1999 (CONTINUED)

Shares or                                                               Bond
Principal                                                              Rating*            Market
Amount                                                               Moody's/S&P           Value
------                                                               -----------           -----
$   500,000   Boulder, Boulder County Parks,
              5.125%, 12/15/09, Optional 12/15/06
              @ 100.00                                                  Aa1/AA          $    517,535
              Boulder & Gilpin Counties, Boulder Valley
              School District Re-2:
    250,000     5.55%, 12/01/03 Aa3/AA                                                       266,052
    100,000     5.50%, 12/01/05, FGIC                                  Aaa/AAA               107,159
  1,000,000     5.00%, 12/01/11, Optional 12/01/07
                @ 100.00, FGIC(3)                                      Aaa/AAA             1,012,070
              Boulder, Larimer, & Weld Counties,
              St. Vrain Valley School District Re-1J:
    100,000     5.50%, 12/15/04, Optional 12/15/02
                @ 101.00, MBIA                                         Aaa/AAA               105,374
    175,000     5.80%, 12/15/07, Optional 12/15/02
                @ 101.00, MBIA                                         Aaa/AAA               186,540
    100,000     6.00%, 12/15/10, Optional 12/15/02
                @ 101.00, MBIA                                         Aaa/AAA               106,906
    100,000   Breckenridge Summit County,
              4.25%, 12/01/09, Optional 12/01/08
              @ 100.00, MBIA                                            Aaa/NR                97,271
    205,000   Brighton, Adams County, Water,
              6.625%, 12/01/11, Prerefunded 12/01/01
              @ 101.00, MBIA                                           Aaa/AAA               221,209
    250,000   Broomfield, Boulder, Jefferson, Adams &
              Weld Counties, Water, 4.55%, 08/01/10,
              Optional 08/01/08 @ 100.00, FSA                          Aaa/AAA               246,070
    100,000   Carbondale & Rural Fire Protection District,
              Garfield, Gunnison & Pitkin Counties,
              5.20%, 12/01/10, Optional 12/01/04
              @ 101.00, AMBAC                                          Aaa/AAA               103,896
    150,000   Chaffee County School District R-31,
              5.10%, 12/01/09, Optional 12/01/06
              @ 100.00, FSA                                            Aaa/AAA               155,293
    425,000   Chaffee & Fremont Counties School
              District R-32J, 5.00%, 12/01/12, Optional
              12/01/07 @ 100.00, FSA                                   Aaa/AAA               432,663
    250,000   Clear Creek County School District Re-1,
              5.40%, 12/01/11, Optional 12/01/05
              @ 100.00, MBIA                                           Aaa/AAA               261,052
              Colorado Springs, El Paso County:
    125,000   6.60%, 09/01/00, Prerefunded 09/01/99
                @ 100.00                                                NR/AAA               126,053
    250,000     5.00%, 09/01/06, Optional 09/01/03
                @ 100.00                                                Aa3/AA               256,432
              Douglas & Elbert Counties School
              District Re-1:
    250,000   5.75%, 12/15/05, Optional 12/15/01
                @ 101.00, FGIC                                         Aaa/AAA               263,435
    250,000     6.15%, 12/15/08, Optional 12/15/04
                @ 101.00, MBIA                                         Aaa/AAA               274,708
              Eagle, Garfield & Routt Counties School
              District Re-50J:
     85,000     5.60%, 12/01/01, FGIC                                  Aaa/AAA                88,731
    200,000     5.75%, 12/01/03, Optional 12/01/02
                @ 100.00, FGIC                                         Aaa/AAA               211,284
  1,000,000     4.40%, 12/01/10, Optional 12/01/09
                @ 101.00, FGIC                                         Aaa/AAA               972,350
              El Paso County School District 2:
    100,000     5.70%, 12/01/14, Prerefunded 12/01/05
                @ 100.00                                                Aa3/NR               108,228
    250,000     5.25%, 12/01/12, Optional 12/01/10
                @ 100.00, MBIA                                         Aaa/AAA               259,185
    125,000   El Paso County School District 3,
              6.20%, 12/15/00, Optional 12/15/99
              @ 100.75, MBIA                                           Aaa/AAA               127,704
    500,000   El Paso County School District 11,
              5.50%, 12/01/14, Optional 12/01/07
              @ 103.00                                                  Aa3/AA               528,080
              El Paso County School District 12:
     80,000     5.90%, 09/15/04                                         Aa1/NR                87,114
    400,000     4.50%, 09/15/09, Optional 09/15/08
                @ 100.00                                                Aa1/NR               402,396
    500,000     4.70%, 09/15/14, Optional 09/15/08
                @ 100.00                                                Aa1/NR               497,270
    250,000   El Paso County School District 20,
              5.70%, 12/15/06, FGIC                                    Aaa/AAA               271,342
    275,000   El Paso County School District 38,
              4.60%, 12/01/13, Optional 12/01/08
              @ 100.00, AMBAC                                          Aaa/AAA               264,514


34

WESTCORE COLORADO TAX-EXEMPT FUND
May 28, 1999 (CONTINUED)

Shares or                                                               Bond
Principal                                                              Rating*            Market
Amount                                                               Moody's/S&P           Value
------                                                               -----------           -----
$   125,000   El Paso County School District 49
              6.75%, 12/01/04, Optional 12/01/00
              @ 100.00, MBIA                                           Aaa/AAA          $    130,778
    250,000   Elbert County School District C-1 Elizabeth,
              4.40%, 12/01/11, Optional 12/01/09
              @ 100.00                                                 Aa3/AA-               241,498
    200,000   Fort Collins, Larimer County, Water
              5.55%, 12/01/03, Optional 12/01/02
              @ 101.00                                                  Aa1/AA               211,794
    250,000   Fruita, Mesa County,
              4.75%, 10/01/06, Optional 10/01/04
              @ 100.00, MBIA                                           Aaa/AAA               255,425
              Garfield County School District Re-2:
    250,000     4.30%, 12/01/08, FSA                                   Aaa/AAA               247,232
    250,000   4.50%, 12/01/11, Optional 12/01/07
                @ 100.00, FSA                                          Aaa/AAA               246,705
              Garfield, Pitkin & Eagle Counties
              Roaring Fork School District Re-1:
    500,000     5.125%, 12/15/10, Optional 12/15/05
                @ 102.00, MBIA                                         Aaa/AAA               513,740
    250,000     6.60%, 12/15/14, Prerefunded 06/15/04
                @ 101.00, MBIA                                         Aaa/AAA               280,508
    500,000   Grand County, East Grand School District 2,
              5.00%, 12/01/17, Optional 12/01/08
              @ 100.00, AMBAC                                          Aaa/AAA               491,115
    250,000   Greenwood South Metropolitan District
              Arapahoe County, 5.50%, 12/01/04, MBIA                   Aaa/AAA               266,848
    150,000   Gunnison & Saguache Counties Watershed
              School District Re-1J
              6.00%, 12/01/05, MBIA                                    Aaa/AAA               164,879
    250,000   Inverness Metropolitan Improvement District,
              Arapahoe & Douglas Counties, 4.40%,
              09/01/10, Optional 09/01/09 @ 100.00, FSA                Aaa/AAA               243,827
              Jefferson County School District R-1:
    100,000     5.75%, 12/15/03, Prerefunded 12/15/02
                @ 101.00, AMBAC                                        Aaa/AAA               107,149
    500,000     5.90%, 12/15/04, Prerefunded 12/15/02
                @ 101.00, AMBAC                                        Aaa/AAA               538,210
    500,000   Kit Carson & Yuma Counties, Burlington
              School District R-6J
              4.75%, 12/01/18, Optional 12/01/08
              @ 100.00, FSA                                            Aaa/AAA               474,975
    250,000   Lafayette, Boulder County
              4.75%, 12/15/10 Optional 12/15/08
              @ 100.00, FGIC                                           Aaa/AAA               252,865
    250,000   La Plata County School District 9-R,
              5.25%, 11/01/05, MBIA                                    Aaa/AAA               264,350
              Larimer County, Poudre School District R-1:
    125,000     7.00%, 12/15/08, Prerefunded 12/15/01
                @ 101.00                                                 NR\NR               135,661
    500,000     5.00%, 12/15/16, Optional 12/15/08
                @ 100.00, FSA                                          Aaa/AAA               493,095
    500,000   Larimer, Weld, & Boulder Counties,
              Thompson School District R2-J,
              5.40%, 12/15/13, Optional 06/15/07
              @ 101.00, FGIC                                           Aaa/AAA               516,430
    100,000   Longmont, Boulder County,
              5.15%, 09/01/99, MBIA                                    Aaa/AAA               100,468
              Mesa County Valley School District 51:
    250,000     4.80%, 12/01/05, MBIA                                  Aaa/AAA               258,177
    500,000     5.40%, 12/01/12, Optional 12/01/06
                @ 101.00, MBIA                                         Aaa/AAA               517,505
    100,000   Mesa & Garfield Counties, School
              District 49 JT Debeque, 4.25%, 12/01/09,
              Optional 12/01/08 @ 100.00, MBIA                         Aaa/AAA                97,761
    150,000   Montezuma County School District Re-4A,
              5.10%, 12/01/10, Optional 12/01/07
              @ 101.00, MBIA                                           Aaa/AAA               155,490
    500,000   Morgan County School District Re-3
              Fort Morgan, 4.80%, 12/01/18, Optional
              12/01/09 @ 100.00, AMBAC                                 Aaa/AAA               475,900
    250,000   Northglenn, Adams County, Water and
              Sewer, 5.50%, 12/01/06, Optional 12/01/04
              @ 101.00, FSA                                            Aaa/AAA               265,793
    100,000   Otero County, East Otero School District R-1,
              5.05%, 12/15/09, Optional 12/15/05
              @ 100.00, FSA                                            Aaa/AAA               103,201


                                                                              35

WESTCORE COLORADO TAX-EXEMPT FUND
May 28, 1999 (CONTINUED)

Shares or                                                               Bond
Principal                                                              Rating*            Market
Amount                                                               Moody's/S&P           Value
------                                                               -----------           -----
$   250,000   Park County Platte Canyon School District 1,
              4.30%, 12/01/10, Optional 12/01/08
              @ 101.00, MBIA                                           Aaa/AAA          $    245,458
    100,000   Pitkin County School District Re-1,
              5.50%, 11/15/00, AMBAC                                   Aaa/AAA               102,955
  1,000,000   Poudre Valley Hospital District, Larimer
              County, 5.375%, 11/15/07, Optional
              11/15/03 @ 100.00                                         Aa/AA-             1,036,240
              Prowers County Hospital District, Prowers
              and Baca Counties:
    250,000     4.20%, 12/01/08, Optional 12/01/07
                @ 100.00, FSA                                          Aaa/AAA               243,645
    150,000     4.30%, 12/01/09, Optional 12/01/07
                @ 100.00, FSA                                          Aaa/AAA               146,185
    250,000     4.35%, 12/01/10, Optional 12/01/07
                @ 100.00, FSA                                          Aaa/AAA               243,243
              Pueblo, Pueblo County Limited Tax:
    200,000     5.80%, 06/01/11, Optional 06/01/06
                @ 100.00, MBIA                                         Aaa/AAA               214,982
    250,000     6.00%, 06/01/16, Optional 06/01/06
                @ 100.00, MBIA                                         Aaa/AAA               270,455
    225,000   Pueblo County School District 70,
              5.00%, 12/01/11, Optional 12/01/07
              @ 100.00, AMBAC                                          Aaa/AAA               227,329
    150,000   Rangely School District Re-4,
              4.25%, 12/01/09, Optional 12/01/07
              @ 100.00                                                  Aa3/NR               146,642
    150,000   Rio Grande County School District C-8,
              5.35%, 11/15/11, Optional 11/15/05
              @ 100.00, FSA                                            Aaa/AAA               155,614
              Routt County School District Re-2:
     75,000     5.00%, 12/01/05, Optional 12/01/03
                @ 100.00, FGIC                                         Aaa/AAA                77,255
    250,000     5.05%, 12/01/13, Optional 12/01/07
                @ 100.00, MBIA                                         Aaa/AAA               251,133
    100,000   San Miguel & Montrose Counties, School
              District R-2J, 5.00%, 12/01/12, Optional
              12/01/07 @ 100.00, MBIA                                  Aaa/AAA               101,593
    250,000   San Miguel County School District R-1,
              5.50%, 12/01/12, Optional 12/01/05
              @ 101.00, MBIA                                           Aaa/AAA               259,805
    250,000   South Suburban Park and Recreation District,
              Arapahoe, Douglas & Jefferson Counties,
              5.00%, 12/15/12, Optional 12/15/08
              @ 100.00, FGIC                                           Aaa/AAA               251,692
  1,000,000   Summit County School District Re-1, 6.55%, 12/01/09,
              Prerefunded 12/01/04
              @ 100.00, FGIC                                           Aaa/AAA             1,120,750
    250,000   Thornton, Adams County, Water,
              6.00% , 12/01/05, Optional 12/01/02
              @ 101.00, FGIC                                           Aaa/AAA               267,965
    135,000   Three Lakes Water & Sanitation District,
              Grand County Limited Tax, 6.00%,
              06/01/00, Optional 12/01/99
              @ 101.00, MBIA                                           Aaa/AAA               138,089
    115,000   Upper San Juan Hospital District,
              Archuleta, Hinsdale & Mineral Counties,
              4.65%, 11/01/13, Optional 11/01/07
              @ 100.00, MBIA                                           Aaa/AAA               112,629
    150,000   Weld County School District Re-4,
              5.30%, 12/01/10, Optional 12/01/05
              @ 100.00, MBIA                                           Aaa/AAA               155,446
              Weld County School District 6:
    250,000     5.50%, 12/01/06 Aa3/AA                                 268,412
    250,000     5.20%, 12/01/10, Optional 12/01/07
                @ 101.00                                                Aa3/AA               260,295
    100,000   Woodland Park, Teller County, Water,
              6.30%, 07/01/08, Optional 07/01/00
              @ 101.00, FGIC                                           Aaa/AAA               103,877
    125,000   Woodmoor Water & Sanitation District 1,
              El Paso County, 6.20%, 12/01/00,
              Optional 12/01/99 @ 100.00, MBIA                         Aaa/AAA               125,027
    250,000   Wray Community Hospital District,
              Yuma County, 5.00%, 10/15/11, Optional
              10/15/04 @ 100.00, AMBAC                                 Aaa/AAA               252,843
    250,000   Yuma Hospital District,Yuma County,
              4.95%, 11/01/14, Optional 11/01/07
              @ 100.00, MBIA                                           Aaa/AAA               251,668
                                                                                        ------------
TOTAL GENERAL OBLIGATION BONDS
  (Cost $28,776,570)                                                                      29,147,809
                                                                                        ------------


36

WESTCORE COLORADO TAX-EXEMPT FUND
May 28, 1999 (CONTINUED)

Shares or                                                               Bond
Principal                                                              Rating*            Market
Amount                                                               Moody's/S&P           Value
------                                                               -----------           -----
      REVENUE BONDS  26.86%
----------------------------------------------------------------------------------------------------
              EDUCATION  1.03%
----------------------------------------------------------------------------------------------------
$   100,000   State of Colorado Department of Higher
              Education by State Board for Community
              Colleges & Occupational Education,
              5.20%, 11/01/03, Prerefunded 11/01/02
              @ 100.00, AMBAC                                          Aaa/AAA          $    103,900
    100,000   University of Colorado Board of Regents,
              Auxiliary Facilities, 6.50%, 06/01/01,
              Prerefunded 06/01/00 @ 101.00                              A1/NR               104,057
    250,000   University of Northern Colorado Board of
              Trustees, Auxiliary Facilities System,
              5.00%, 06/01/03, MBIA                                    Aaa/AAA               259,267
                                                                                        ------------
                                                                                             467,224
                                                                                        ------------

              PUBLIC FACILITIES  0.47%
----------------------------------------------------------------------------------------------------
    200,000   Denver Metropolitan Major League Baseball
              Stadium District Sales Tax, 6.25%, 10/01/02,
              Prerefunded 10/01/01 @ 101.00, FGIC                      Aaa/AAA               213,256

              SPECIAL TAX  10.86%
----------------------------------------------------------------------------------------------------
    250,000   Avon, Eagle County Sales Tax Revenue,
              4.20%, 09/15/09, MBIA                                    Aaa/AAA               244,020
    500,000   Boulder County Open Space Sales & Use Tax,
              5.75%, 12/15/04, FGIC                                    Aaa/AAA               540,035
    250,000   Boulder Urban Renewal Authority Tax
              Increment, 6.00%, 03/01/02, Optional
              03/01/00 @ 101.00, MBIA                                  Aaa/AAA               257,235
    250,000   Breckenridge, Summit County Excise Tax,
              5.20%, 12/01/01, Optional 12/01/00
              @ 101.00, MBIA                                           Aaa/AAA               257,893
    200,000   Castle Rock, Douglas County Sales & Use Tax,
              5.25%, 06/01/06, FSA                                     Aaa/AAA               211,516
    100,000   Commerce City, Adams County Sales &
              Use Tax, 5.375%, 08/01/07, Optional
              08/01/03 @ 101.00, MBIA                                  Aaa/AAA               104,626
    250,000   Douglas County Sales & Use Tax,
              5.25%, 10/15/07, Optional 10/15/06
              @ 100.00, MBIA                                           Aaa/AAA               262,452
    500,000   Fort Collins, Larimer County Sales &
              Use Tax, 4.90%, 06/01/01, FGIC                           Aaa/AAA               511,345
    250,000   Glenwood Springs, Garfield County
              Sales & Use Tax, 4.25%, 10/01/10,
              Optional 10/01/09 @ 101.00, MBIA                         Aaa/AAA               241,250
    250,000   Greeley, Weld County Sales & Use Tax,
              4.80%, 10/01/15, Optional 10/01/08
              @ 100.00, MBIA                                           Aaa/AAA               242,545
    150,000   Ignacio, La Plata County Sales Tax,
              4.75%, 12/01/09, AMBAC                                   Aaa/AAA               151,983
    500,000   Jefferson County Open Space Sales & Use Tax,
              5.00%, 11/01/12, Optional 11/01/09
              @ 100.00, FGIC(2)                                        Aaa/AAA               503,620
    150,000   Lafayette, Boulder County Sales &
              Use Tax, 6.40%, 11/15/04, Prerefunded
              11/15/01 @ 100.00, AMBAC                                 Aaa/AAA               159,633
    250,000   Lakewood, Jefferson County Sales & Use Tax
              4.70%, 12/01/12, Optional 12/01/09
              @ 100.00                                                   NR/AA               241,695
    100,000   Las Animas County Sales & Use Tax,
              4.75%, 12/01/06, Asset Guaranty                            NR/AA               101,000
    250,000   Louisville, Boulder County Sales Tax Revenue
              4.85%, 12/01/04, Optional 12/01/03
              @ 101.00, FSA                                            Aaa/AAA               259,410
    150,000   Montrose, Montrose County General Fund
              Excise Tax Revenue, 5.00%, 12/01/17,
              Optional 12/01/08 @ 100.00, AMBAC                        Aaa/AAA               148,748
    250,000   Thornton, Adams County Sales & Use Tax,
              4.75%, 03/01/07, AMBAC                                   Aaa/AAA               254,860
    250,000   Vail, Eagle County Sales Tax Revenue,
              4.40%, 12/01/09, Optional 12/01/08
              @ 100.00, MBIA                                           Aaa/AAA               247,265
                                                                                       -------------
                                                                                           4,941,131
                                                                                       -------------
                  TRANSPORTATION  0.56%
----------------------------------------------------------------------------------------------------
    250,000   Colorado Springs, El Paso County Airport
              System, 5.10%, 01/01/10, Optional 01/01/06
              @ 101.00, MBIA                                           Aaa/AAA               255,832
                                                                                       -------------


                                                                              37

WESTCORE COLORADO TAX-EXEMPT FUND
May 28, 1999 (CONTINUED)

Shares or                                                               Bond
Principal                                                              Rating*            Market
Amount                                                               Moody's/S&P           Value
------                                                               -----------           -----
              UTILITY  13.95%
----------------------------------------------------------------------------------------------------
$   150,000   Berthoud, Larimer & Weld Counties, Water
              Enterprise, 5.00%, 10/15/09, Optional
              10/15/07 @ 100.00, FSA                                   Aaa/AAA          $    154,758
              Boulder, Boulder County Water & Sewer:
     75,000     5.75%, 12/01/06, Optional 12/01/02
                @ 100.00                                               Aa2/AA+                79,131
    500,000     5.50%, 12/01/11, Optional 12/01/06
                @ 100.00                                               Aa2/AA+               529,600
    500,000     5.125%, 12/01/12, Optional 12/01/09
                @ 100.00                                               Aa2/AA+               511,625
    250,000   Central Weld County Water District,
              5.25%, 12/01/05, Optional 12/01/03
              @ 100.00, MBIA                                           Aaa/AAA               261,410
              Colorado Springs, El Paso County
              Utilities Systems:
    100,000     6.40%, 11/15/02, Optional 11/15/01
                @ 102.00                                                Aa2/AA               107,582
    250,000     5.75%, 11/15/10, Optional 11/15/06
                @ 100.00                                                Aa2/AA               267,007
    200,000   Colorado Water Resources and Power
              Development Authority, Clean Water 1998
              Series B Project Loan Subaccount for
              Colorado Springs, 5.00%, 09/01/08                        Aaa/AAA               208,414
    250,000   Fort Collins, Larimer County Wastewater
              Utility Enterprise Sewer, 5.375%, 12/01/09,
              Optional 12/01/05 @ 100.00, FGIC                         Aaa/AAA               260,648
    500,000   Fort Collins, Larimer County Water
              Utility Enterprise, 4.25%, 12/01/09,
              Optional 12/01/08 @ 100.00, FSA                          Aaa/AAA               486,355
    100,000   Lafayette, Boulder County Sewer,
              4.95%, 09/01/05, FGIC                                    Aaa/AAA               104,476
    500,000   Little Thompson Water District, Larimer,
              Weld & Boulder Counties, 5.50%, 12/01/11,
              Optional 12/01/05 @ 101.00, MBIA                         Aaa/AAA               527,335
    500,000   Mesa County, Sewer,
              5.85%, 11/01/05, Optional 11/01/02
              @ 100.00, FGIC                                           Aaa/AAA               528,495
    500,000   Metropolitan Denver Sewage Disposal
              District 1, Sewer, 5.45%, 04/01/03,
              Escrowed to Maturity                                     Aaa/AAA               526,280
              Municipal Subdistrict, Northern Colorado
              Water Conservancy District:
    500,000     5.85%, 12/01/02, AMBAC                                 Aaa/AAA               531,510
    250,000     5.25%, 12/01/15, Optional 12/01/07
                @ 100.00, AMBAC                                        Aaa/AAA               253,427
              Platte River Power Authority:
    100,000     Series BB, 5.75%, 06/01/04, Optional
                06/01/02 @ 102.00                                       Aa3/A+               106,278
    500,000     Series DD, 5.75%, 06/01/04, MBIA                       Aaa/AAA               536,310
    250,000   Ute Water Conservancy District, Mesa County,
              4.80%, 06/15/02, MBIA                                    Aaa/AAA               256,617
    100,000   Westminster, Adams County Water &
              Wastewater Utility Enterprise,
              6.25%, 12/01/14, Optional 12/01/04
              @ 100.00, AMBAC                                          Aaa/AAA               109,115
                                                                                        ------------
                                                                                           6,346,373
                                                                                        ------------
TOTAL REVENUE BONDS
  (Cost $11,997,037)                                                                      12,223,816
                                                                                        ------------
           MUTUAL FUNDS  3.52%
----------------------------------------------------------------------------------------------------
  1,603,602   Dreyfus Municipal Money Market Fund                                          1,603,602
                                                                                        ------------
TOTAL MUTUAL FUNDS
 (Cost $1,603,602)                                                                         1,603,602
                                                                                        ------------
TOTAL INVESTMENTS
  (Cost $44,521,397)                                                    99.24%          $ 45,160,180
Other Assets in Excess
  of Liabilities                                                         0.76%               345,338
                                                                      ------------------------------
NET ASSETS                                                             100.00%          $ 45,505,518
                                                                      ------------------------------
                                                                      ------------------------------

NOTES TO STATEMENTS OF INVESTMENTS
  *Unaudited.
 **Non-income producing security.

(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)When-issued security settling 06/03/99.

(3)$607,242 of this amount is segregated to fulfill the Fund's commitment to when-issued securities.

(4)Security exempt from registration under Rule 4(2) of the Securities Act of 1933 and not subject to the Fund's investment limitations in other investment companies.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES Westcore Funds Annnual Report  May 28, 1999
--------------------------------------------------------------------------------

                                                                     Westcore       Westcore          Westcore         Westcore
                                                                       MIDCO         Growth             Blue            Mid-Cap
                                                                      Growth       and Income           Chip          Opportunity
                                                                       Fund           Fund              Fund              Fund
                                                                    ----------     -----------      -----------       -----------
ASSETS
   Investments at value
     (cost - see below)                                           $ 298,198,145    $  12,804,924    $  71,824,055    $   2,579,491
     - see accompanying statements
   Receivable for investments sold                                    9,636,724                0        1,358,038                0
   Dividends and interest receivable                                    228,409            7,895           72,156            3,616
   Receivable for fund shares subscribed                             21,927,512              100            5,302               50
   Prepaid and other assets                                             295,098            8,037           17,468            9,824
----------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                     330,285,888       12,820,956       73,277,019        2,592,981
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
    Collateral received from broker for securities
       lending transactions                                          50,323,300                0        3,790,900                0
    Payable for investments purchased                                 1,085,751                0                0                0
    Payable for fund shares redeemed                                    255,212            3,871           30,765                0
    Payable for investment advisory fee                                  98,359            1,113           25,742                0
    Payable for administration fee                                       67,047            2,614           15,410                0
    Payable for trustees fees                                           213,356            5,449           13,662               16
    Other payables                                                      318,689           19,144           46,592            7,736
----------------------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                52,361,714           32,191        3,923,071            7,752
----------------------------------------------------------------------------------------------------------------------------------
    NET ASSETS                                                    $ 277,924,174    $  12,788,765    $  69,353,948    $   2,585,229
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS
     Paid-in capital                                              $ 133,682,099    $   7,221,979    $  45,263,437    $   2,602,838
     (Over)/Undistributed net investment income                         (69,691)        (207,993)        (135,816)          (1,839)
     Accumulated net realized gain/(loss)
        on investment transactions                                   76,540,747        1,499,754        5,894,837         (204,282)
     Net unrealized appreciation on investments                      67,771,019        4,275,025       18,331,490          188,512
----------------------------------------------------------------------------------------------------------------------------------
     NET ASSETS                                                   $ 277,924,174    $  12,788,765    $  69,353,948    $   2,585,229
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE
     Net Assets                                                   $ 277,924,174    $  12,788,765    $  69,353,948    $   2,585,229
     Shares of beneficial interest outstanding                       13,873,758        1,039,609        4,026,315          234,032
     Net asset value and redemption price per share               $       20.03    $       12.30    $       17.23    $       11.05
----------------------------------------------------------------------------------------------------------------------------------
COST OF INVESTMENTS                                               $ 230,427,126    $   8,529,899    $  53,492,565    $   2,390,979


                                                                    Westcore        Westcore        Westcore           Westcore
                                                                   Small-Cap       Long-Term      Intermediate-        Colorado
                                                                   Opportunity        Bond          Term Bond         Tax-Exempt
                                                                       Fund           Fund             Fund              Fund
                                                                   ------------    ------------    ------------    ------------
   Investments at value
     (cost - see below)                                           $  88,392,736    $  21,543,473   $  40,625,372    $  45,160,180
     - see accompanying statements
   Receivable for investments sold                                    1,238,045                0               0                0
   Dividends and interest receivable                                     75,223          314,024         553,479          871,626
   Receivable for fund shares subscribed                              1,590,007           74,143           9,810            2,350
   Prepaid and other assets                                              28,148            5,078          29,331           12,515
----------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                      91,324,159       21,936,718      41,217,992       46,046,671
----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
    Collateral received from broker for securities
       lending transactions                                             430,100          113,300               0                0
    Payable for investments purchased                                 2,102,364                0               0          509,497
    Payable for fund shares redeemed                                     59,706                0           4,831                0
    Payable for investment advisory fee                                  30,870                0           8,967                0
    Payable for administration fee                                       19,158            3,178           9,069            6,582
    Payable for trustees fees                                             6,335            5,626          17,398            3,975
    Other payables                                                       41,019           16,861          22,257           21,099
----------------------------------------------------------------------------------------------------------------------------------
    Total Liabilities                                                 2,689,552          138,965          62,522          541,153
----------------------------------------------------------------------------------------------------------------------------------
    NET ASSETS                                                    $  88,634,607    $  21,797,753   $  41,155,470    $  45,505,518
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS
     Paid-in capital                                              $  97,330,064    $  20,998,109   $  41,996,987    $  44,889,096
     (Over)/Undistributed net investment income                          76,006           10,497          20,107           15,571
     Accumulated net realized gain/(loss)
        on investment transactions                                   (9,983,840)         154,802      (1,109,092)         (37,932)
     Net unrealized appreciation on investments                       1,212,377          634,345         247,468          638,783
----------------------------------------------------------------------------------------------------------------------------------
     NET ASSETS                                                   $  88,634,607    $  21,797,753   $  41,155,470    $  45,505,518
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE
     Net Assets                                                   $  88,634,607    $  21,797,753   $  41,155,470    $  45,505,518
     Shares of beneficial interest outstanding                        4,393,084        2,207,760       4,006,888        4,134,256
     Net asset value and redemption price per share               $       20.18    $        9.87   $       10.27    $       11.01
----------------------------------------------------------------------------------------------------------------------------------
COST OF INVESTMENTS                                               $  87,180,359    $  20,909,128   $  40,377,904    $  44,521,397

                        SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS        Westcore Funds Annnual Report       May 28, 1999
--------------------------------------------------------------------------------


                                              Westcore          Westcore         Westcore       Westcore
                                                MIDCO            Growth            Blue          Mid-Cap
                                               Growth          and Income          Chip        Opportunity
                                                Fund              Fund             Fund           Fund~
                                             ----------        -----------      -----------    -----------
INVESTMENT INCOME
Dividends                                  $   2,032,392    $     152,917    $     908,392    $      19,031
Interest                                           2,330            2,371            4,606              341
Other Income                                     173,003            1,694            6,866                0
-----------------------------------------------------------------------------------------------------------
Total Income                                   2,207,725          156,982          919,864           19,372
-----------------------------------------------------------------------------------------------------------
EXPENSES
Investment advisory fees                       2,787,970           86,763          446,804           12,726
Administrative fees                            1,286,755           40,045          206,217            5,090
Transfer agent fees                              330,693           39,603           67,384            2,809
Fund accounting fees and expenses                141,712           33,069           32,762           22,450
Legal fees                                       214,887            4,993           31,658           25,557
Printing expenses                                145,383            2,315           17,310              582
Registration fees                                  5,415           12,635           19,855            9,600
Audit fees                                        21,748            8,673            9,562            5,290
Custodian fees                                   101,210            4,120           12,715            5,482
Amortization of organization costs                     0                0                0                0
Insurance                                         12,369                0            5,453              480
Trustee fees and expenses                         68,717            1,910            8,348              188
Other                                                  0                0            1,435              220
-----------------------------------------------------------------------------------------------------------
Total expenses before waivers                  5,116,859          234,126          859,503           90,474
Expenses waived by:
   Investment adviser                           (196,466)         (74,637)         (63,138)         (12,726)
   Administrators                                (14,788)          (5,522)          (4,685)          (5,089)
Expenses reimbursed by:
   Investment adviser                                  0                0                0          (51,448)
-----------------------------------------------------------------------------------------------------------
   Net Expenses                                4,905,605          153,967          791,680           21,211
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                  (2,697,880)           3,015          128,184           (1,839)
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from
    investment transactions                  120,340,722        1,309,173        9,307,773         (204,282)
Unrealized appreciation/(depreciation)
    on investments
    Beginning of period                      143,835,335        4,999,146       23,180,332         (255,667)
    End of period                             67,771,019        4,275,025       18,331,490          188,512
Change in net unrealized appreciation or
    depreciation of investments              (76,064,316)        (724,121)      (4,848,842)         444,179
-----------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
    GAIN/(LOSS) ON INVESTMENTS                44,276,406          585,052        4,458,931          239,897
-----------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              $  41,578,526    $     588,067    $   4,587,115    $     238,058
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------


                                               Westcore        Westcore        Westcore           Westcore
                                              Small-Cap       Long-Term      Intermediate-        Colorado
                                             Opportunity        Bond          Term Bond          Tax-Exempt
                                                 Fund           Fund             Fund              Fund
                                             ------------    ------------    ------------      ------------
INVESTMENT INCOME
Dividends                                  $   1,379,914    $           0    $           0    $           0
Interest                                          46,526        1,354,705        2,987,708        1,842,687
Other Income                                       5,420                0                0                0
-----------------------------------------------------------------------------------------------------------
Total Income                                   1,431,860        1,354,705        2,987,708        1,842,687
-----------------------------------------------------------------------------------------------------------
EXPENSES
Investment advisory fees                         854,659           94,893          204,544          194,101
Administrative fees                              256,398           63,262          136,363          116,460
Transfer agent fees                               87,739           21,699           23,876           17,367
Fund accounting fees and expenses                 35,753           30,843           31,733           48,061
Legal fees                                        43,800            8,506           16,737           18,672
Printing expenses                                 23,182            4,587           11,058            9,789
Registration fees                                 18,191           16,245           12,635                0
Audit fees                                        10,183            6,914            9,800            8,266
Custodian fees                                    41,985            5,057            5,300            4,984
Amortization of organization costs                 9,658                0                0                0
Insurance                                          1,819            1,819               47            1,813
Trustee fees and expenses                          8,416            2,559            5,589            3,941
Other                                              3,654                0                0            1,435
-----------------------------------------------------------------------------------------------------------
Total expenses before waivers                  1,395,437          256,384          457,682          424,889
Expenses waived by:
   Investment adviser                           (269,418)         (50,699)         (63,751)        (194,101)
   Administrators                                (14,300)          (4,859)          (6,095)         (23,655)
Expenses reimbursed by:
   Investment adviser                                  0                0                0                0
-----------------------------------------------------------------------------------------------------------
   Net Expenses                                1,111,719          200,826          387,836          207,133
-----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                     320,141        1,153,879        2,599,872        1,635,554
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from
    investment transactions                   (9,932,871)         249,152          625,934            7,767
Unrealized appreciation/(depreciation)
    on investments
    Beginning of period                        8,993,390        1,945,921        1,682,395        1,030,648
    End of period                              1,212,377          634,345          247,468          638,783
Change in net unrealized appreciation or
    depreciation of investments               (7,781,013)      (1,311,576)      (1,434,927)        (391,865)
-----------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
    GAIN/(LOSS) ON INVESTMENTS               (17,713,884)      (1,062,424)        (808,993)        (384,098)
-----------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS              $ (17,393,743)   $      91,455    $   1,790,879    $   1,251,456
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------

~ For the period October 1, 1998 (inception of offering) to May 28, 1999.


                        SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS  Westcore Funds Annual Report   May 28, 1999

                                                                                    WESTCORE MIDCO GROWTH FUND
                                                                               ------------------------------------
                                                                                        For the Year Ended
                                                                               ------------------------------------
                                                                                 May 28, 1999        May 29, 1998
                                                                               ---------------    -----------------
OPERATIONS
Net investment income/(loss)                                                   $    (2,697,880)   $    (4,523,699)
Net realized gain/(loss) from investment transactions                              120,340,722        120,992,876
Change in unrealized net appreciation or depreciation of investments               (76,064,316)       (27,287,692)
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                     41,578,526         89,181,485
-------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
   From net investment income                                                                0                  0
   From net realized gain from investment transactions                             (59,679,953)       (84,245,727)
-------------------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                            (59,679,953)       (84,245,727)
-------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                                        844,280,146        541,305,083
Shares issued in reinvestment of dividends and distributions                        58,662,082         81,419,112
-------------------------------------------------------------------------------------------------------------------
                                                                                   902,942,228        622,724,195
Shares redeemed                                                                 (1,172,209,867)      (652,374,393)
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions                     (269,267,639)       (29,650,198)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                             (287,369,066)       (24,714,440)

NET ASSETS:
Beginning of period                                                                565,293,240        590,007,680
-------------------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment income of
   ($69,691) and ($1,030,830), respectively.)                                  $   277,924,174    $   565,293,240
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

                                                                                 WESTCORE GROWTH AND INCOME FUND
                                                                               ------------------------------------
                                                                                      For the Year Ended
                                                                               ------------------------------------
                                                                                  May 28, 1999        May 29, 1998
                                                                               ---------------    -----------------
OPERATIONS
Net investment income/(loss)                                                   $         3,015    $        67,141
Net realized gain/(loss) from investment transactions                                1,309,173          4,495,635
Change in unrealized net appreciation or depreciation of investments                  (724,121)        (1,214,885)
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                        588,067          3,347,891
-------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
   From net investment income                                                          (11,775)           (87,477)
   From net realized gain from investment transactions                              (2,111,698)        (2,061,541)
-------------------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                             (2,123,473)        (2,149,018)
-------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                                          3,628,138          2,719,029
Shares issued in reinvestment of dividends and distributions                         1,946,533          1,872,758
-------------------------------------------------------------------------------------------------------------------
                                                                                     5,574,671          4,591,787
Shares redeemed                                                                     (6,410,593)       (11,355,464)
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions                         (835,922)        (6,763,677)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                               (2,371,328)        (5,564,804)
NET ASSETS:
Beginning of period                                                                 15,160,093         20,724,897
-------------------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment income of
   ($207,993) and ($199,233), respectively.)                                   $    12,788,765    $    15,160,093
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


                        see notes to financial statements

                                                                                     WESTCORE BLUE CHIP FUND
                                                                               ------------------------------------
                                                                                       For the Year Ended
                                                                               ------------------------------------
                                                                                  May 28, 1999        May 29, 1998
                                                                               ---------------    -----------------
OPERATIONS
Net investment income/(loss)                                                   $    128,184          $    398,024
Net realized gain/(loss) from investment transactions                             9,307,773            13,222,160
Change in unrealized net appreciation or depreciation of investments             (4,848,842)            3,404,571
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                   4,587,115            17,024,755
-------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
   From net investment income                                                      (245,375)             (452,695)
   From net realized gain from investment transactions                           (9,695,337)          (12,258,397)
-------------------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                          (9,940,712)          (12,711,092)
-------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                                      36,867,428            25,842,217
Shares issued in reinvestment of dividends and distributions                      9,102,447            11,179,268
-------------------------------------------------------------------------------------------------------------------
                                                                                 45,969,875            37,021,485
Shares redeemed                                                                 (43,739,132)          (35,308,645)
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions                     2,230,743             1,712,840
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                            (3,122,854)            6,026,503
NET ASSETS:
Beginning of period                                                              72,476,802            66,450,299
-------------------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment income of
   ($135,816) and ($18,625), respectively.)                                    $ 69,353,948          $ 72,476,802
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

                                                                                 WESTCORE MID-CAP OPPORTUNITY FUND
                                                                               ------------------------------------
                                                                                For the Period
                                                                               October 1, 1998
                                                                                  (inception)
                                                                               to May 28, 1999
                                                                               ---------------
OPERATIONS
Net investment income/(loss)                                                   $     (1,839)
Net realized gain/(loss) from investment transactions                              (204,282)
Change in unrealized net appreciation or depreciation of investments                444,179
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                     238,058
-------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
   From net investment income                                                             0
   From net realized gain from investment transactions                                    0
-------------------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                                   0
-------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares issued in connection with the conversion of a separately managed
   investment partnership (Note 5)                                                2,211,243
Shares sold                                                                         410,700
Shares issued in reinvestment of dividends and distributions                              0
-------------------------------------------------------------------------------------------------------------------
                                                                                  2,621,943
Shares redeemed                                                                    (274,772)
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions                     2,347,171
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                             2,585,229
NET ASSETS:
Beginning of period                                                                       0
-------------------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment income of
   ($1,839)                                                                    $  2,585,229
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


                        see notes to financial statements

                                                                                WESTCORE SMALL-CAP OPPORTUNITY FUND
                                                                               ------------------------------------
                                                                                        For the Year Ended
                                                                               ------------------------------------
                                                                                 May 28, 1999        May 29, 1998
                                                                               ---------------      ---------------
OPERATIONS
Net investment income/(loss)                                                   $     320,141        $      14,691
Net realized gain/(loss) from investment transactions                             (9,932,871)           8,453,552
Change in unrealized net appreciation or depreciation of investments              (7,781,013)           2,626,428
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                  (17,393,743)          11,094,671
-------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
   From net investment income                                                       (214,664)             (52,827)
   From net realized gain from investment transactions                            (5,243,231)          (6,466,938)
-------------------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                           (5,457,895)          (6,519,765)
-------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                                      126,319,438           27,101,036
Shares issued in reinvestment of dividends and distributions                       5,052,143            5,658,612
-------------------------------------------------------------------------------------------------------------------
                                                                                 131,371,581           32,759,648
Shares redeemed                                                                  (80,954,679)         (12,226,884)
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions                     50,416,902           20,532,764
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                             27,565,264           25,107,670
NET ASSETS:
Beginning of period                                                               61,069,343           35,961,673
-------------------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment income
   of $76,006 and ($29,471), respectively.)                                    $  88,634,607        $  61,069,343
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

                                                                                   WESTCORE LONG-TERM BOND FUND
                                                                               ------------------------------------
                                                                                        For the Year Ended
                                                                               ------------------------------------
                                                                                 May 28, 1999        May 29, 1998
                                                                               ---------------      ---------------
OPERATIONS
Net investment income/(loss)                                                   $   1,153,879        $   1,042,738
Net realized gain/(loss) from investment transactions                                249,152              274,029
Change in unrealized net appreciation or depreciation of investments              (1,311,576)           1,396,259
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                       91,455            2,713,026
-------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
   From net investment income                                                     (1,159,592)          (1,045,049)
   From net realized gain from investment transactions                              (125,218)            (432,601)
-------------------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                           (1,284,810)          (1,477,650)
-------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                                        9,688,176            3,125,855
Shares issued in reinvestment of dividends and distributions                       1,237,129            1,411,449
-------------------------------------------------------------------------------------------------------------------
                                                                                  10,925,305            4,537,304
Shares redeemed                                                                   (6,400,461)          (7,466,668)
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions                      4,524,844           (2,929,364)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                              3,331,489           (1,693,988)
NET ASSETS:
Beginning of period                                                               18,466,264           20,160,252
-------------------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment income
   of $10,497 and $16,210 respectively.)                                       $  21,797,753        $  18,466,264
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

                        see notes to financial statements

                                                                               WESTCORE INTERMEDIATE-TERM BOND FUND
                                                                               ------------------------------------
                                                                                        For the Year Ended
                                                                               ------------------------------------
                                                                                 May 28, 1999       May 29, 1998
                                                                               ---------------     ----------------
OPERATIONS
Net investment income/(loss)                                                   $  2,599,872        $  3,076,508
Net realized gain/(loss) from investment transactions                               625,934              48,444
Change in unrealized net appreciation or depreciation of investments             (1,434,927)          1,492,690
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                   1,790,879           4,617,642
-------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
    From net investment income                                                   (2,621,050)         (3,079,017)
    From net realized gain from investment transactions                                   0                (495)
-------------------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                          (2,621,050)         (3,079,512)
-------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                                      21,346,730          13,139,252
Shares issued in reinvestment of dividends and distributions                      2,260,587           2,564,832
-------------------------------------------------------------------------------------------------------------------
                                                                                 23,607,317          15,704,084
Shares redeemed                                                                 (31,780,894)        (30,251,535)
-------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions                    (8,173,577)        (14,547,451)
-------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                            (9,003,748)        (13,009,321)
NET ASSETS:
Beginning of period                                                              50,159,218          63,168,539
-------------------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment
   income of $20,107 and $41,285, respectively.)                               $ 41,155,470        $ 50,159,218
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

                                                                                WESTCORE COLORADO TAX-EXEMPT FUND
                                                                               -----------------------------------
                                                                                        For the Year Ended
                                                                               -----------------------------------
                                                                                 May 28, 1999      May 29, 1998
                                                                               ---------------    ----------------
OPERATIONS
Net investment income/(loss)                                                   $  1,635,554        $  1,183,344
Net realized gain/(loss) from investment transactions                                 7,767             (14,054)
Change in unrealized net appreciation or depreciation of investments               (391,865)            617,993
------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                   1,251,456           1,787,283
------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS
    From net investment income                                                   (1,638,237)         (1,181,159)
    From net realized gain from investment transactions                                   0                   0
------------------------------------------------------------------------------------------------------------------
Decrease in net assets from dividends and distributions                          (1,638,237)         (1,181,159)
------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                                      20,250,156          13,594,537
Shares issued in reinvestment of dividends and distributions                      1,257,593             888,955
 ------------------------------------------------------------------------------------------------------------------
                                                                                 21,507,749          14,483,492
Shares redeemed                                                                  (7,116,914)         (4,935,811)
------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions                    14,390,835           9,547,681
------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                            14,004,054          10,153,805
NET ASSETS:
Beginning of period                                                              31,501,464          21,347,659
------------------------------------------------------------------------------------------------------------------
End of period (including (over)/undistributed net investment
   income of $15,571 and $18,254, respectively.)                               $ 45,505,518        $ 31,501,464
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------

                        see notes to financial statements

FINANCIAL HIGHLIGHTS         WESTCORE FUNDS ANNUAL REPORT           MAY 28, 1999

Selected data for a share of beneficial interest                          WESTCORE MIDCO GROWTH FUND
outstanding throughout the period indicated:                --------------------------------------------------------

                                                                   For the          For the          For the
                                                                 Year Ended       Year Ended       Year Ended
                                                                   May 28,          May 29,          May 30,
                                                                ------------     ------------     ------------
                                                                    1999             1998             1997
                                                                ------------     ------------     ------------
Net asset value - beginning of the period                           $20.54          $20.92           $22.90
--------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                         (0.23)          (0.17)           (0.15)
Net realized and unrealized gain/(loss) on investments                2.22            3.03             1.19
--------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                        1.99            2.86             1.04
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Dividends from net investment income                                 (0.00)          (0.00)           (0.00)
Distributions from net realized gain on investments                  (2.50)          (3.24)           (3.02)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (2.50)          (3.24)           (3.02)
--------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                                     $20.03          $20.54           $20.92
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Total return                                                         11.87%          15.10%            5.27%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                          $277,924        $565,293         $590,008
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.15%           1.13%            1.14%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets without fee waivers           1.19%           1.13%            1.14%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets          (0.63)%         (0.71)%          (0.70)%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                               (0.68)%         (0.71)%          (0.71)%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(1)                                          116.46%          75.79%           60.78%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------


Selected data for a share of beneficial interest                                     WESTCORE MIDCO GROWTH FUND
outstanding throughout the period indicated:                ------------------------------------------------------------------------
                                                                      Institutional Shares                   Retail Shares
                                                            -----------------------------------   ----------------------------------
                                                                            For the                             For the
                                                                          Year Ended                         Period Ended
                                                                            May 31,                             May 31,
                                                            -----------------------------------   ----------------------------------
                                                                   1996              1995              1996*              1995
                                                            ----------------    ---------------   --------------    ----------------
Net asset value - beginning of the period                         $17.12           $16.09            $17.10             $16.10
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                       (0.08)            0.00             (0.01)             (0.03)
Net realized and unrealized gain/(loss) on investments              6.58             1.56              3.12               1.56
------------------------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                      6.50             1.56              3.11               1.53
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Dividends from net investment income                               (0.00)           (0.00)            (0.00)             (0.00)
Distributions from net realized gain on investments                (0.72)           (0.53)            (0.00)             (0.53)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (0.72)           (0.53)            (0.00)             (0.53)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                                   $22.90           $17.12            $20.21             $17.10
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total return                                                       38.62%           10.05%            18.19%              9.78%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                        $656,490         $401,760           $30,827            $25,677
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                             1.08%            0.94%             1.16%(2)           1.19%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets without fee waivers         1.10%            0.96%             1.17%(2)           1.21%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets        (0.42)%          (0.03)%           (0.24)%(2)         (0.28)%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                             (0.44)%          (0.05)%           (0.26)%(2)         (0.30)%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(1)                                         62.83%           50.19%            62.83%             50.19%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(1)A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 28, 1999 were $472,523,632 and $816,019,036, respectively.
(2)Annualized.
*  For the period June 1, 1995 to September 30, 1995.




                         SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS         WESTCORE FUNDS ANNUAL REPORT           MAY 28, 1999

Selected data for a share of beneficial interest                          WESTCORE GROWTH AND INCOME FUND
outstanding throughout the period indicated:                --------------------------------------------------------

                                                                   For the          For the          For the
                                                                 Year Ended       Year Ended       Year Ended
                                                                   May 28,          May 29,          May 30,
                                                                ------------     ------------     ------------
                                                                   1999(3)           1998             1997
                                                                ------------     ------------     ------------
Net asset value - beginning of the period                         $13.74            $13.03           $12.32
-------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                        0.00(4)           0.01             0.07
Net realized and unrealized gain/(loss) on investments              0.66              2.54             2.19
-------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                      0.66              2.55             2.26
-------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Dividends from net investment income                               (0.01)            (0.07)           (0.11)
Distributions from net realized gain on investments                (2.09)            (1.77)           (1.44)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                (2.10)            (1.84)           (1.55)
-------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                                   $12.30            $13.74           $13.03
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Total return                                                        6.25%            20.74%           19.71%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                         $12,789           $15,160          $20,725
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                             1.15%             1.15%            1.15%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets without fee waivers         1.75%             1.71%            1.56%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets         0.02%             0.40%            0.75%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                             (0.58)%           (0.16)%           0.33%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(1)                                         72.59%            41.40%           39.80%
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


Selected data for a share of beneficial interest                                WESTCORE GROWTH AND INCOME FUND
outstanding throughout the period indicated:                ------------------------------------------------------------------------
                                                                      Institutional Shares                   Retail Shares
                                                            -----------------------------------   ----------------------------------
                                                                            For the                             For the
                                                                          Year Ended                         Period Ended
                                                                            May 31,                             May 31,
                                                            -----------------------------------   ----------------------------------
                                                                   1996              1995              1996*              1995
                                                            ----------------    ---------------   --------------    ----------------

Net asset value - beginning of the period                         $10.50            $10.62            $10.51             $10.63
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                        0.15              0.20              0.05               0.19
Net realized and unrealized gain/(loss) on investments              2.57              0.15              0.72               0.14
------------------------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                      2.72              0.35              0.77               0.33
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Dividends from net investment income                               (0.24)            (0.21)            (0.06)             (0.19)
Distributions from net realized gain on investments                (0.66)            (0.26)            (0.00)             (0.26)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (0.90)            (0.47)            (0.06)             (0.45)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                                   $12.32            $10.50            $11.22             $10.51
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total return                                                       27.25%             3.73%             7.35%              3.48%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                         $25,387           $27,029            $3,921             $3,871
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                             1.22%             1.17%             1.58%(2)           1.41%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets without fee waivers         1.51%             1.22%             1.61%(2)           1.47%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets         1.34%             2.09%             1.40%(2)           1.86%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                              1.05%             2.04%             1.37%(2)           1.80%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(1)                                         88.31%            81.14%            88.31%             81.14%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(1)A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 28, 1999 were $9,324,065 and $11,974,565, respectively.
(2)Annualized.
(3)Per share amounts calculated based on the average shares outstanding during the period.
(4)Less than $.005 per share.
 * For the period June 1, 1995 to September 30, 1995.


                        SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS         WESTCORE FUNDS ANNUAL REPORT           MAY 28, 1999

Selected data for a share of beneficial interest                             WESTCORE BLUE CHIP FUND
outstanding throughout the period indicated:                --------------------------------------------------------

                                                                   For the          For the          For the
                                                                 Year Ended       Year Ended       Year Ended
                                                                   May 28,          May 29,          May 30,
                                                                ------------     ------------     ------------
                                                                    1999             1998             1997
                                                                ------------     ------------     ------------
Net asset value - beginning of the period                          $18.81           $18.15           $17.41
--------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                         0.04             0.13             0.19
Net realized and unrealized gain/(loss) on investments               1.07             4.66             3.65
--------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                       1.11             4.79             3.84
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Dividends from net investment income                                (0.07)           (0.14)           (0.22)
Distributions from net realized gain on investments                 (2.62)           (3.99)           (2.88)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (2.69)           (4.13)           (3.10)
--------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                                    $17.23           $18.81           $18.15
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Total return                                                         7.42%           29.53%           24.28%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                          $69,354          $72,477          $66,450
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              1.15%            1.15%            1.15%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets without fee waivers          1.25%            1.23%            1.21%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets          0.19%            0.60%            1.02%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                               0.09%            0.52%            0.97%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(1)                                          73.39%           48.50%           43.47%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------


Selected data for a share of beneficial interest                               WESTCORE BLUE CHIP FUND
outstanding throughout the period indicated:                --------------------------------------------------------
                                                                                       For the
                                                                                     Year Ended
                                                                                       May 31,
                                                                   -------------------------------------------------
                                                                            1996                       1995
                                                                   --------------------       ----------------------
Net asset value - beginning of the period                                  $14.70                     $12.70
--------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                                 0.25                       0.23
Net realized and unrealized gain/(loss) on investments                       4.03                       2.12
--------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                               4.28                       2.35
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Dividends from net investment income                                        (0.27)                     (0.16)
Distributions from net realized gain on investments                         (1.30)                     (0.19)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (1.57)                     (0.35)
--------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                                            $17.41                     $14.70
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Total return                                                                30.48%                     19.03%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                                  $68,286                    $52,545
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                      1.10%                      1.01%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets without fee waivers                  1.25%                      1.06%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                  1.52%                      1.78%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                                       1.38%                      1.73%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(1)                                                  65.11%                     61.72%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

(1)A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 28, 1999 were $48,287,791 and $55,786,517, respectively.


                        SEE NOTES TO FINANCIAL STATEMENTS
                                                                              47

FINANCIAL HIGHLIGHTS         WESTCORE FUNDS ANNUAL REPORT           MAY 28, 1999

Selected data for a share of beneficial interest                           WESTCORE MID-CAP OPPORTUNITY FUND
outstanding throughout the period indicated:                               ---------------------------------
                                                                                       For the
                                                                                    Period Ended
                                                                                       May 28,
                                                                                        1999*
                                                                           ---------------------------------
Net asset value - beginning of the period                                              $10.00
------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                                            (0.01)
Net realized and unrealized gain/(loss) on investments                                   1.06
------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                                           1.05
------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Dividends from net investment income                                                     0.00
Distributions from net realized gain on investments                                      0.00
------------------------------------------------------------------------------------------------------------
Total distributions                                                                      0.00
------------------------------------------------------------------------------------------------------------
Net asset value - end of period                                                        $11.05
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Total return                                                                            10.50%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                                               $2,585
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                  1.25%(2)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets without fee waivers                              5.33%(2)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                             (0.11)%(2)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets without fee waivers         (4.19)%(2)
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(1)                                                              71.65%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

(1)A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 28, 1999 were $4,245,771 and $1,737,775, respectively.
(2)Annualized.
  *For the period October 1, 1998 (inception of offering) to May 28, 1999.


                        SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS         WESTCORE FUNDS ANNUAL REPORT           MAY 28, 1999

Selected data for a share of beneficial interest                       WESTCORE SMALL-CAP OPPORTUNITY FUND
outstanding throughout the period indicated:                --------------------------------------------------------

                                                                   For the          For the          For the
                                                                 Year Ended       Year Ended       Year Ended
                                                                   May 28,          May 29,          May 30,
                                                                ------------     ------------     ------------
                                                                    1999             1998             1997
                                                                ------------     ------------     ------------
Net asset value - beginning of the period                          $26.71           $23.87           $21.35
--------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                         0.08             0.01             0.03
Net realized and unrealized gain/(loss) on investments              (5.35)            6.83             3.37
--------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                      (5.27)            6.84             3.40
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Dividends from net investment income                                (0.05)           (0.03)           (0.02)
Distributions from net realized gain on investments                 (1.21)           (3.97)           (0.86)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (1.26)           (4.00)           (0.88)
--------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                                    $20.18           $26.71           $23.87
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Total return                                                       (19.72)%          30.40%           16.28%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                          $88,635          $61,069          $35,962
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                             1.30%            1.30%            1.30%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets without fee waivers         1.63%            1.66%            1.69%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets         0.37%            0.03%            0.11%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                              0.04%           (0.33)%          (0.28)%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(1)                                         82.47%           78.48%           77.73%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------


Selected data for a share of beneficial interest                                     WESTCORE MIDCO GROWTH FUND
outstanding throughout the period indicated:                ------------------------------------------------------------------------
                                                                      Institutional Shares                   Retail Shares
                                                            -----------------------------------   ----------------------------------
                                                                            For the                             For the
                                                                          Year Ended                         Period Ended
                                                                            May 31,                             May 31,
                                                            -----------------------------------   ----------------------------------
                                                                   1996              1995              1996*              1995
                                                            ----------------    ---------------   --------------    ----------------
Net asset value - beginning of the period                         $15.95            $14.97            $15.95             $14.96
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                        0.04              0.09              0.01               0.06
Net realized and unrealized gain/(loss) on investments              5.86              1.11              2.25               1.11
------------------------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                      5.90              1.20              2.26               1.17
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Dividends from net investment income                               (0.06)            (0.10)            (0.02)             (0.06)
Distributions from net realized gain on investments                (0.44)            (0.12)            (0.00)             (0.12)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (0.50)            (0.22)            (0.02)             (0.18)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                                   $21.35            $15.95            $18.19             $15.95
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total return                                                       37.49%             8.15%            14.14%              7.96%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                         $23,951            $9,703            $1,072               $934
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                             1.30%             1.27%             1.48%(2)           1.51%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets without fee waivers         2.20%             2.77%             2.53%(2)           3.10%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets         0.24%             0.61%             0.16%(2)           0.37%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                             (0.67)%           (0.89)%           (0.89)%(2)         (1.22)%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(1)                                         47.83%            59.17%            47.83%             59.17%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(1)A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 28, 1999 were $107,762,418 and $65,207,999, respectively.
(2)Annualized.
  *For the period June 1, 1995 to September 30, 1995.


                        SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS         WESTCORE FUNDS ANNUAL REPORT           MAY 28, 1999

Selected data for a share of beneficial interest                           WESTCORE LONG-TERM BOND FUND
outstanding throughout the period indicated:                --------------------------------------------------------

                                                                   For the          For the          For the
                                                                 Year Ended       Year Ended       Year Ended
                                                                   May 28,          May 29,          May 30,
                                                                ------------     ------------     ------------
                                                                    1999             1998             1997
                                                                ------------     ------------     ------------
Net asset value - beginning of the period                          $10.36            $9.67            $9.59
--------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                         0.57             0.60             0.62
Net realized and unrealized gain/(loss) on investments              (0.43)            0.96             0.26
--------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                       0.14             1.56             0.88
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Dividends from net investment income                                (0.57)           (0.60)           (0.63)
Distributions from net realized gain on investments                 (0.06)           (0.27)           (0.17)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (0.63)           (0.87)           (0.80)
--------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                                     $9.87           $10.36            $9.67
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Total return                                                         1.21%           16.63%            9.40%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                          $21,798          $18,466          $20,160
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              0.95%            0.95%            0.95%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets without fee waivers          1.22%            1.23%            1.15%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets          5.47%            5.87%            6.37%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                               5.21%            5.58%            6.18%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(1)                                          15.97%           11.05%           27.76%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------


Selected data for a share of beneficial interest                             WESTCORE LONG-TERM BOND FUND
outstanding throughout the period indicated:                --------------------------------------------------------
                                                                                       For the
                                                                                     Year Ended
                                                                                       May 31,
                                                                   -------------------------------------------------
                                                                            1996                       1995
                                                                   --------------------       ----------------------
Net asset value - beginning of the period                                   $9.87                      $9.22
--------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                                 0.61                       0.59
Net realized and unrealized gain/(loss) on investments                      (0.27)                      0.66
--------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                               0.34                       1.25
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Dividends from net investment income                                        (0.62)                     (0.60)
Distributions from net realized gain on investments                         (0.00)                     (0.00)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (0.62)                     (0.60)
--------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                                             $9.59                      $9.87
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Total return                                                                 3.41%                     14.37%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                                  $25,070                    $33,440
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                      0.90%                      0.94%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets without fee waivers                  1.07%                      0.99%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                  6.07%                      6.54%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                                       5.90%                      6.49%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(1)                                                  33.10%                     25.09%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

(1)A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 28, 1999 were $7,158,147 and $3,218,902, respectively.


                        SEE NOTES TO FINANCIAL STATEMENTS
50

FINANCIAL HIGHLIGHTS         WESTCORE FUNDS ANNUAL REPORT           MAY 28, 1999

Selected data for a share of beneficial interest                      WESTCORE INTERMEDIATE-TERM BOND FUND
outstanding throughout the period indicated:                --------------------------------------------------------

                                                                   For the          For the          For the
                                                                 Year Ended       Year Ended       Year Ended
                                                                   May 28,          May 29,          May 30,
                                                                ------------     ------------     ------------
                                                                    1999             1998             1997
                                                                ------------     ------------     ------------
Net asset value - beginning of the period                          $10.51           $10.23           $10.10
--------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                         0.61             0.61             0.60
Net realized and unrealized gain/(loss) on investments              (0.24)            0.28             0.13
--------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                       0.37             0.89             0.73
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Dividends from net investment income                                (0.61)           (0.61)           (0.60)
Distributions from net realized gain on investments                  0.00            (0.00)           (0.00)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (0.61)           (0.61)           (0.60)
--------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                                    $10.27           $10.51           $10.23
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Total return                                                         3.54%            8.88%            7.43%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                          $41,155          $50,159          $63,169
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              0.85%            0.85%            0.85%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets without fee waivers          1.01%            0.98%            0.97%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets          5.72%            5.77%            5.81%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                               5.57%            5.65%            5.68%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(1)                                          24.68%           23.45%           27.47%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------


Selected data for a share of beneficial interest                             WESTCORE INTERMEDIATE-TERM BOND FUND
outstanding throughout the period indicated:                ------------------------------------------------------------------------
                                                                      Institutional Shares                   Retail Shares
                                                            -----------------------------------   ----------------------------------
                                                                            For the                             For the
                                                                          Year Ended                         Period Ended
                                                                            May 31,                             May 31,
                                                            -----------------------------------   ----------------------------------
                                                                   1996              1995              1996*              1995
                                                            ----------------    ---------------   --------------    ----------------
Net asset value - beginning of the period                         $10.27            $10.02           $10.27              $10.03
------------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                        0.60              0.58             0.20                0.56
Net realized and unrealized gain/(loss) on investments             (0.17)             0.27             0.04                0.26
------------------------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                      0.43              0.85             0.24                0.82
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Dividends from net investment income                               (0.60)            (0.60)           (0.21)              (0.58)
Distributions from net realized gain on investments                (0.00)            (0.00)           (0.00)              (0.00)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (0.60)            (0.60)           (0.21)              (0.58)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                                   $10.10            $10.27           $10.30              $10.27
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total return                                                        4.26%             8.93%            2.34%               8.53%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                         $83,039           $97,619           $2,781              $2,571
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                             0.81%             0.77%            0.95%(2)            0.99%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets without fee waivers         0.92%             0.80%            0.97%(2)            1.02%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets         5.78%             5.86%            5.74%(2)            5.64%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                              5.67%             5.83%            5.72%(2)            5.61%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(1)                                         71.97%            60.86%           71.97%              60.86%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(1)A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 28, 1999 were $10,907,758 and $19,558,326, respectively.
(2)Annualized.
  *For the period June 1, 1995 to September 30, 1995.


                        SEE NOTES TO FINANCIAL STATEMENTS
                                                                              51

FINANCIAL HIGHLIGHTS         WESTCORE FUNDS ANNUAL REPORT           MAY 28, 1999

Selected data for a share of beneficial interest                        WESTCORE COLORADO TAX-EXEMPT FUND
outstanding throughout the period indicated:                --------------------------------------------------------

                                                                   For the          For the          For the
                                                                 Year Ended       Year Ended       Year Ended
                                                                   May 28,          May 29,          May 30,
                                                                ------------     ------------     ------------
                                                                    1999             1998             1997
                                                                ------------     ------------     ------------
Net asset value - beginning of the period                          $11.06           $10.78           $10.61
--------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                         0.47             0.50             0.50
Net realized and unrealized gain/(loss) on investments              (0.05)            0.28             0.17
--------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                       0.42             0.78             0.67
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Dividends from net investment income                                (0.47)           (0.50)           (0.50)
Distributions from net realized gain on investments                  0.00            (0.00)           (0.00)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (0.47)           (0.50)           (0.50)
--------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                                    $11.01           $11.06           $10.78
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Total return                                                         3.80%            7.32%            6.46%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                          $45,506          $31,501          $21,348
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                              0.53%            0.50%            0.50%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets without fee waivers          1.09%            1.17%            1.21%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets          4.21%            4.54%            4.73%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                               3.65%            3.87%            4.02%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(1)                                          12.12%           24.94%           30.78%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------


Selected data for a share of beneficial interest                        WESTCORE COLORADO TAX-EXEMPT FUND
outstanding throughout the period indicated:                --------------------------------------------------------
                                                                                       For the
                                                                                     Year Ended
                                                                                       May 31,
                                                                   -------------------------------------------------
                                                                            1996                       1995
                                                                   --------------------       ----------------------
Net asset value - beginning of the period                                  $10.70                     $10.52
--------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                                 0.52                       0.52
Net realized and unrealized gain/(loss) on investments                      (0.10)                      0.20
--------------------------------------------------------------------------------------------------------------------
Total income/(loss) from investment operations                               0.42                       0.72
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS
Dividends from net investment income                                        (0.51)                     (0.54)
Distributions from net realized gain on investments                         (0.00)                     (0.00)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (0.51)                     (0.54)
--------------------------------------------------------------------------------------------------------------------
Net asset value - end of period                                            $10.61                     $10.70
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Total return                                                                 3.97%                      7.16%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                                  $13,922                    $10,792
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                      0.44%                      0.42%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets without fee waivers                  1.43%                      1.62%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                  4.87%                      5.03%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets
   without fee waivers                                                       3.88%                      3.83%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(1)                                                  10.23%                      3.15%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

(1)A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 28, 1999 were $19,692,877 and $4,530,137, respectively.


                       SEE NOTES TO FINANCIAL STATEMENTS
52

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS     WESTCORE FUNDS ANNUAL REPORT     MAY 28, 1999
-------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

    Westcore Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-ended management investment company. Interests in the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Long-Term Bond, Westcore Intermediate-Term Bond and Westcore Colorado Tax-Exempt Funds ("the Funds") are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. The Funds, for book and tax purposes, have a fiscal year of May 31. From October 11, 1993 to September 30, 1995, Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Opportunity and Westcore Intermediate-Term Bond Funds offered Institutional and Retail classes of shares with a front-end load and their own distribution/administrative service plan. On October 1, 1995 the Retail class was merged into the Institutional class at the respective net asset value per share. The distribution/administrative service plan on the Retail class was discontinued. The front-end sales load on all the Funds was also discontinued.

    The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

    USE OF ESTIMATES - The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

    INVESTMENT VALUATION - Securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (the "NYSE"), currently 4:00 p.m. (Eastern time), on each day that the NYSE is open. Listed and unlisted securities for which such information is regularly reported are valued at the last sales price of the day or, in the absence of sales, at values based on the average closing bid and asked price. Securities for which market quotations are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

   FEDERAL INCOME TAXES - It is the Funds' policy to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. At May 28, 1999 the Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Intermediate-Term Bond and Westcore Colorado Tax-Exempt Funds had available for federal income tax purposes unused capital loss carryovers of $53,504, $2,328,989, $1,115,999 and $35,421, respectively, which will expire through 2007.

   The Westcore Mid-Cap Opportunity and Westcore Small-Cap Opportunity Funds intend to elect to defer to their fiscal year ending May 31, 2000, $150,778 and $7,427,671 of losses, respectively, recognized during the period November 1, 1998 to May 28, 1999.

   During the year ended May 28, 1999, the Westcore MIDCO Growth Fund had redemption-in-kind transactions in the amounts of $163,612,554, based on the fair market value of the individual securities within the portfolio. These transactions resulted in short-term and long-term gains of $15,506,744 and $28,537,817, respectively, which will be recognized as permanent differences for tax purposes.

   CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS - Net investment income
(loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

   The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended May 28, 1999, amounts have been reclassified to reflect an accumulated net investment loss

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS     WESTCORE FUNDS ANNUAL REPORT     MAY 28, 1999
-------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) which may not be offset against capital gains or carried forward for tax purposes. In Westcore MIDCO Growth Fund net investment losses of $3,659,019 and realized gains relating to redemption-in-kind transactions of $43,034,961 have been reclassed to paid-in-capital.

    DISTRIBUTIONS - Distributions of net investment income, if any, are distributed annually for the Westcore MIDCO Growth Fund, quarterly for the Westcore Growth and Income, Westcore Blue Chip, Westcore Mid-Cap Opportunity and Westcore Small-Cap Opportunity Funds and monthly for the Westcore Long-Term Bond, Westcore Intermediate-Term Bond, and Westcore Colorado Tax-Exempt Funds. Distributions of net realized gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

    ORGANIZATION COSTS - Costs incurred in connection with the organization, initial registration and public offering of shares have been paid by the Funds. These costs were amortized over sixty (60) months from the Funds' commencement of operations and were fully amortized as of May 28, 1999.

    SECURITIES LENDING - The Westcore Funds may loan securities to certain brokers who pay the Funds negotiated lenders' fees. These fees, net of associated costs, are included in other income. The Funds receive U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of May 28, 1999, the value of securities loaned of the Westcore MIDCO Growth, Westcore Blue Chip, Westcore Small-Cap Opportunity and Westcore Long-Term Bond Funds amount to $48,261,288, $3,685,594, $400,563 and $108,104, respectively.
The value of collateral of the Westcore MIDCO Growth, Westcore Blue Chip, Westcore Small Cap Opportunity and Westcore Long-Term Bond Funds amounts to $50,327,635, $3,790,901, $430,156 and $113,300, respectively.

    ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES - Trust expenses, which are not series specific, are allocated to each series based upon its relative proportion of net assets and/or open accounts to the Trust's totals. From October 11, 1993 to September 30, 1995 the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Opportunity, and Westcore Intermediate-Term Bond Funds allocated income, expenses (other than the class specific expenses) and gains and losses daily to each class of shares based upon their relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class were charged against the operations of that class.

    WHEN-ISSUED SECURITIES - Each Fund may purchase or sell securities on a "when issued" or "forward commitment" basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. Each Fund maintains, in a segregated account with its custodian, assets with a market value at least equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent each Fund makes such purchases while remaining substantially fully invested.

    OTHER - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums and accretion of discounts, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS     WESTCORE FUNDS ANNUAL REPORT     MAY 28, 1999
-------------------------------------------------------------------------------

2. SHARES OF BENEFICIAL INTEREST

    On May 28, 1999, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

                                                                                       WESTCORE MIDCO GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the Year Ended             For the Year Ended
                                                                               May 28, 1999                  May 29, 1998
                                                                         -----------------------        -----------------------
Shares sold                                                                     43,718,217                    24,794,907
Shares issued as reinvestment of dividends and distributions                     3,448,682                     4,328,501
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                           47,166,899                    29,123,408
Shares redeemed                                                                (60,812,161)                  (29,804,359)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in shares                                              (13,645,262)                     (680,951)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                     WESTCORE GROWTH AND INCOME FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the Year Ended             For the Year Ended
                                                                               May 28, 1999                  May 29, 1998
                                                                         -----------------------        -----------------------
Shares sold                                                                        283,005                       191,743
Shares issued as reinvestment of dividends and distributions                       165,621                       146,912
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                              448,626                       338,655
Shares redeemed                                                                   (512,077)                     (825,837)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in shares                                                  (63,451)                     (487,182)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                         WESTCORE BLUE CHIP FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the Year Ended             For the Year Ended
                                                                              May 28, 1999                   May 29, 1998
                                                                         -----------------------        -----------------------
Shares sold                                                                      2,062,604                     1,372,695
Shares issued as reinvestment of dividends and distributions                       585,083                       673,685
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                            2,647,687                     2,046,380
Shares redeemed                                                                 (2,474,945)                   (1,853,818)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in shares                                                  172,742                       192,562
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                    WESTCORE MID-CAP OPPORTUNITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the Period from
                                                                       October 1, 1998 (inception)
                                                                             to May 28, 1999
                                                                        -------------------------
Shares acquired from separately managed investment partnership                     221,124
Shares sold                                                                         38,815
Shares issued as reinvestment of dividends and distributions                             0
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                              259,939
Shares redeemed                                                                    (25,907)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in shares                                                  234,032
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                   WESTCORE SMALL-CAP OPPORTUNITY FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the Year Ended             For the Year Ended
                                                                              May 28, 1999                   May 29, 1998
                                                                         -----------------------        -----------------------
Shares sold                                                                      5,772,830                     1,000,427
Shares issued as reinvestment of dividends and distributions                       247,647                       233,455
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                            6,020,477                     1,233,882
Shares redeemed                                                                 (3,913,368)                     (454,614)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in shares                                                2,107,109                       779,268
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                      WESTCORE LONG-TERM BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the Year Ended             For the Year Ended
                                                                              May 28, 1999                   May 29, 1998
                                                                         -----------------------        -----------------------
Shares sold                                                                        920,644                       303,677
Shares issued as reinvestment of dividends and distributions                       118,714                       139,058
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                            1,039,358                       442,735
Shares redeemed                                                                   (613,980)                     (745,987)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in shares                                                  425,378                      (303,252)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                 WESTCORE INTERMEDIATE-TERM BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the Year Ended             For the Year Ended
                                                                              May 28, 1999                   May 29, 1998
                                                                         -----------------------        -----------------------
Shares sold                                                                      2,029,671                     1,255,088
Shares issued as reinvestment of dividends and distributions                       215,203                       245,907
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                            2,244,874                     1,500,995
Shares redeemed                                                                 (3,008,242)                   (2,903,900)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in shares                                                 (763,368)                   (1,402,905)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                                                    WESTCORE COLORADO TAX-EXEMPT FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                           For the Year Ended             For the Year Ended
                                                                              May 28, 1999                   May 29, 1998
                                                                         -----------------------        -----------------------
Shares sold                                                                      1,811,592                     1,234,556
Shares issued as reinvestment of dividends and distributions                       112,684                        80,926
------------------------------------------------------------------------------------------------------------------------------------
Total                                                                            1,924,276                     1,315,482
Shares redeemed                                                                   (636,979)                     (449,027)
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in shares                                                1,287,297                       866,455
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS     WESTCORE FUNDS ANNUAL REPORT     MAY 28, 1999
-------------------------------------------------------------------------------

3.  UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (TAX BASIS)

                                                        Westcore         Westcore                         Westcore       Westcore
                                                          MIDCO           Growth          Westcore        Mid-Cap        Small-Cap
                                                         Growth         and Income        Blue Chip      Opportunity    Opportunity
                                                          Fund             Fund             Fund             Fund           Fund
                                                        --------        ----------        ---------      -----------    -----------
As of May 28, 1999
Gross appreciation (excess of value over tax cost)    $ 74,620,228     $4,546,261       $18,864,829     $  303,517     $ 8,792,724
Gross depreciation (excess of tax cost over value)      (5,228,396)      (271,236)         (533,339)      (115,005)     (7,375,126)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                           $ 69,391,832     $4,275,025       $18,331,490     $  188,512     $ 1,417,598
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Cost of investments for income tax purposes           $228,806,313     $8,529,899       $53,492,565     $2,390,979     $86,975,138
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

                                                        Westcore         Westcore         Westcore
                                                        Long-Term      Intermediate-      Colorado
                                                          Bond           Term Bond       Tax-Exempt
                                                          Fund             Fund             Fund
                                                        ---------      -------------     ----------
As of May 28, 1999
Gross appreciation (excess of value over tax cost)    $1,227,630      $   546,664       $   919,682
Gross depreciation (excess of tax cost over value)       (593,285)       (299,196)         (280,899)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                           $  634,345      $   247,468       $   638,783
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Cost of investments for income tax purposes           $20,909,128     $40,377,904       $44,521,397
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

4. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS
    The Trust has entered into an advisory agreement with Denver Investment Advisors LLC ("DIA"), for all Funds. DIA succeeded First Interstate Capital Management, Inc. ("FICM") as investment adviser to the Westcore Long-Term Bond and the Westcore Colorado Tax-Exempt Funds on October 1, 1995. The advisory agreement has been approved by the Trust's Board of Trustees and shareholders and contains terms and conditions similar to those which were in these Funds' former advisory agreement.

    Pursuant to its advisory agreement with the Trust, DIA is entitled to an investment advisory fee, computed daily and payable monthly of 0.65%, 0.65%, 0.65%, 0.75%, 1.00%, 0.45%, 0.45% and 0.50% of the average net assets for
Westcore MIDCO Growth, Westcore Growth and Income, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Long-Term Bond, Westcore Intermediate-Term Bond and Westcore Colorado Tax-Exempt Funds, respectively.

    Effective October 1, 1995, ALPS Mutual Fund Services, Inc. ("ALPS") and DIA entered into an administrative agreement to serve as the Funds co-administrators. ALPS and DIA are entitled to receive a fee from each Fund for its administrative services computed daily and paid monthly, at the annual rate of 0.30% of the Fund's average net assets.

    The Co-Administrators and the Investment Adviser have advised the Trust that they currently intend to waive fees or reimburse expenses with respect to each of the Funds so that the Total Operating Expenses of the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Long-Term Bond, Westcore Intermediate-Term Bond and Westcore Colorado Tax-Exempt Funds will not exceed 1.15%, 1.15%, 1.15%, 1.25%, 1.30%, 0.95%, 0.85%, and 0.65%, respectively.
Without such fee waivers, for the period ended May 28, 1999, the Total Operating Expenses

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS     WESTCORE FUNDS ANNUAL REPORT     MAY 28, 1999
-------------------------------------------------------------------------------

4. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS (CONTINUED)
of the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Long-Term Bond, Westcore Intermediate-Term Bond, and Westcore Colorado Tax-Exempt Funds would be 1.19%, 1.75%, 1.25%, 5.33%, 1.63%, 1.22%, 1.01% and 1.09%,
respectively.

    Certain officers of the Funds are also officers of DIA. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Trust's Code of Ethics.

    Expenses for the Funds include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is secretary of the Trust.

    The Trust has a Trustee Deferred Compensation Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees. The deferred fees are invested in certain Westcore Funds until distribution in accordance with the Deferral Plan. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Westcore Funds.

    Shareholders holding more than 5% of the Funds' outstanding shares as of May 28, 1999, constituted 27.17% of Westcore Growth and Income Fund, 46.20% of Westcore Blue Chip Fund, 9.62% of Westcore Small-Cap Opportunity Fund, 49.38% of Westcore Long-Term Bond Fund, and 50.83% of Westcore Intermediate-Term Bond Fund. DIA and certain officers of DIA collectively hold 62.50% of the Westcore Mid-Cap Opportunity Fund's outstanding shares as of May 28, 1999.

5.  ACQUISITION OF ASSETS
    On October 1, 1998, the Westcore Mid-Cap Opportunity Fund acquired all of the assets of a separately managed investment partnership, managed by DIA, at fair market value in a tax-free exchange for shares of the Fund, as stipulated in the Conversion Agreement approved by the Trust's Board of Trustees. The following is a summary of shares issued, net assets acquired, and unrealized depreciation as of October 1, 1998:

                  Shares issued                            221,124

                  Net assets acquired                   $2,211,243

                  Unrealized depreciation                ($255,667)

6.  SHAREHOLDER TAX INFORMATION (UNAUDITED)
    Certain tax information regarding the Westcore Trust is required to be provided to shareholders based upon each Fund's income and distributions for the taxable year ended May 28, 1999. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 1998.

    During the fiscal year ended May 28, 1999, 99.99% of the dividends paid by the Westcore Colorado Tax-Exempt Fund from net investment income should be treated as tax-exempt dividends and 100% of the dividends paid by the Westcore Growth and Income, Westcore Blue Chip, and Westcore Small-Cap Opportunity Funds from net investment income qualify for the corporate dividends received deduction.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS     WESTCORE FUNDS ANNUAL REPORT     MAY 28, 1999
-------------------------------------------------------------------------------

6.  SHAREHOLDER TAX INFORMATION (UNAUDITED) (CONTINUED)
    During the fiscal year ended May 28, 1999, the Westcore Funds paid the following distributions:

                                                                Ordinary             Capital               Total
                                                            Income Dividends   Gains Distributions     Distributions
                                                            --------------------------------------------------------
Westcore MIDCO Growth Fund                                         $0.00               $2.50                $2.50

Westcore Growth and Income Fund                                    0.10                2.00                 2.10

Westcore Blue Chip Fund                                            0.07                2.62                 2.69

Westcore Mid-Cap Opportunity Fund                                  0.00                0.00                 0.00

Westcore Small-Cap Opportunity Fund                                0.31                0.95                 1.26

Westcore Long-Term Bond Fund                                       0.57                0.06                 0.63

Westcore Intermediate-Term Bond Fund                               0.61                0.00                 0.61

Westcore Colorado Tax-Exempt Fund                                  0.47                0.00                 0.47

                          INDEPENDENT AUDITORS' REPORT

[LOGO]
------                         -------------------------------------------------
                               Suite 3600              Telephone: (303) 292-5400
                               555 Seventeenth Street Facsimile: (303) 312-4000 Denver, Colorado 80202-3942

To the Board of Trustees and Shareholders,
Westcore Trust:

    We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Westcore Trust (comprising respectively, the Westcore MIDCO Growth Fund, Westcore Growth and Income Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Opportunity Fund, Westcore Small-Cap Opportunity Fund, Westcore Long-Term Bond Fund, Westcore Intermediate-Term Bond Fund, and Westcore Colorado Tax-Exempt Fund collectively, the "Trust") as of May 28, 1999, the related statements of operations for the period then ended and the statements of changes in net assets and financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 28, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective funds constituting the Westcore Trust as of May 28, 1999, the results of their operations for the period then ended, the changes in their net assets and financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

Deloitte &Touche LLP
Denver, Colorado
July 2, 1999

Westcore Officers
and Trustees:


                                    Jack D. Henderson, Chairman
                                    McNeil S. Fiske, Trustee
                                    James B. O'Boyle, Trustee
                                    Lyman E. Seely, Trustee
                                    Robert L. Stamp, Trustee
                                    Kenneth V. Penland, President
                                    Jasper R. Frontz, Treasurer
                                    Lisa A. Bruckert, Asst. Treasurer
                                    W. Bruce McConnel, III, Secretary












[LOGO] WESTCORE FUNDS
370 17th Street
Suite 3100
Denver, CO 80202

1-800-392-CORE (2673)
www.westcore.com

Funds distributed by ALPS Mutual Funds Services, Inc., member NASD.


                                                                           WC123